FORM N-2 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 3, 2006


                                                    1933 Act File No. 333-129102
                                                     1940 Act File No. 811-21547
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-2

                           (CHECK APPROPRIATE BOXES)

[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[X]  PRE-EFFECTIVE AMENDMENT NO. 2

[ ]  POST-EFFECTIVE AMENDMENT NO.
                                     and/or
[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]  AMENDMENT NO. 9

                        CALAMOS GLOBAL TOTAL RETURN FUND
                Exact Name of Registrant as Specified in Charter

                 2020 Calamos Court, Naperville, Illinois 60563
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                                 (630) 245-7200
               Registrant's Telephone Number, including Area Code

                              James S. Hamman, Jr.
                            Executive Vice President
                              Calamos Advisors LLC
                               2020 Calamos Court
                           Naperville, Illinois 60563

 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

         David A. Sturms                  Cameron S. Avery                  Cynthia G. Cobden
    Vedder, Price, Kaufman &           Bell, Boyd & Lloyd, LLC       Simpson Thacher & Bartlett LLP
         Kammholz, P.C.                70 West Madison Street             425 Lexington Avenue
        222 North LaSalle                    Suite 3300                    New York, NY 10017
        Chicago, IL 60601              Chicago, IL 60602-4207

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement

     If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), other than securities offered in connection with a dividend or interest reinvestment plans, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c).

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
                                                                                PROPOSED MAXIMUM
    TITLE OF SECURITIES              AMOUNT            PROPOSED MAXIMUM        AGGREGATE OFFERING            AMOUNT OF
      BEING REGISTERED          BEING REGISTERED    OFFERING PRICE PER UNIT         PRICE(1)            REGISTRATION FEE(2)
-----------------------------------------------------------------------------------------------------------------------------
Preferred Shares (no par
  value)....................      2,360 shares              $25,000                $59,000,000               $6,313.00
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.


(2) $6,313.00 has been previously paid.


     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT, WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                  SUBJECT TO COMPLETION, DATED JANUARY 3, 2006


PROSPECTUS
                                  $59,000,000

                        CALAMOS GLOBAL TOTAL RETURN FUND
                                PREFERRED SHARES
                             2,360 SHARES, SERIES T
                    LIQUIDATION PREFERENCE $25,000 PER SHARE
                               ------------------
     Investment Objective. Calamos Global Total Return Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

     Portfolio Contents. Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose the liquidation preference on any preferred shares will not constitute a liability. Below investment grade (high yield/high risk) securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or are unrated securities of comparable quality as determined by the Fund's investment adviser. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated securities. There can be no assurance that the Fund will achieve its investment objective.

                               ------------------

     INVESTING IN THE FUND'S PREFERRED SHARES INVOLVES RISKS. SEE "RISK FACTORS" BEGINNING ON PAGE 24.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               ------------------

                                                              PER SHARE           TOTAL
                                                              ---------         ---------
Public Offering Price                                          $25,000          $
Sales Load                                                     $                $
Proceeds, before expenses, to the Fund(1)                      $                $

(1) Total expenses of issuance and distribution, excluding sales load, are
    estimated to be $     .

     The underwriters are offering the Preferred Shares subject to various conditions. The Preferred Shares will be ready for delivery in book-entry form only, through the facilities of The Depository Trust Company on or about
          , 2006.

                               ------------------

                                   CITIGROUP
          , 2006

(continued from previous page)

     Preferred Shares. The Fund is offering 2,360 shares of Series T Preferred Shares. The shares are referred to in this prospectus as "Preferred Shares." The Preferred Shares have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. The Preferred Shares also have priority over the Fund's common shares as to distribution of assets as described in this prospectus. It is a condition of closing this offering that the Preferred Shares be offered with a rating of "AAA" from Fitch Ratings ("Fitch") and "AAA" from S&P.

     The dividend rate for the initial dividend period will be      % for Series
T Preferred Shares. The initial dividend period is from the date of issuance
through           , 2006, an initial dividend period of                days. For
subsequent dividend periods, Preferred Shares pay dividends based on a rate set at auction, usually held weekly. Dividends on the Preferred Shares will be cumulative. Prospective purchasers should carefully review the auction procedures described in this prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell Preferred Shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction.

     The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on the second business day prior to any date dividends are paid on the Preferred Shares, and will be subject to mandatory redemption in certain circumstances at a redemption price of $25,000 per share, plus accumulated, unpaid dividends to the date of redemption, plus a premium in certain circumstances.

     The Preferred Shares will not be listed on an exchange. You may only buy or sell Preferred Shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

     The Preferred Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the Preferred Shares, and retain it for future reference. A statement of additional information, dated
                         , 2006, containing additional information about the
Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information, the table of contents of which is on page 57 of this prospectus, or the Fund's annual and semi-annual report by calling 1-800-582-6959 or by writing to the Fund. The Fund's annual and semi-annual reports are also available on its website at www.calamos.com, which will also provide a link to the Commission's website described below where the Fund's Statement of Additional Information may be obtained, as described below. You can review and copy documents the Fund has filed at the Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-0213.

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             ---------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    1
Financial Highlights........................................   13
The Fund....................................................   14
Use Of Proceeds.............................................   14
Capitalization (Unaudited)..................................   15
Portfolio Composition.......................................   15
The Fund's Investments......................................   16
Leverage....................................................   22
Interest Rate Transactions..................................   23
Risk Factors................................................   24
Management of the Fund......................................   33
Description of Preferred Shares.............................   36
The Auction.................................................   46
Description of Borrowings...................................   50
Description of Common Shares................................   50
U.S. Federal Income Tax Matters.............................   51
Certain Provisions of the Agreement and Declaration of Trust
  and By-Laws...............................................   53
Custodian, Auction Agent, Transfer Agent, Dividend Paying
  Agent and Registrar.......................................   54
Underwriting................................................   55
Legal Opinions..............................................   56
Available Information.......................................   56
Table of Contents for The Statement of Additional
  Information...............................................   57

                               PROSPECTUS SUMMARY

     This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's Preferred Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risk Factors."

THE FUND......................   Calamos Global Total Return Fund is a recently
                                 organized, diversified, closed-end management investment company. Throughout the prospectus, we refer to Calamos Global Total Return Fund as the "Fund" or as "we," "us," or "our." See "The
                                 Fund." The Fund's common shares are traded on the New York Stock Exchange under the symbol
                                 "CGO." As of December 14, 2005, the Fund had
                                 8,006,981 common shares outstanding and net assets of $119,045,237. The Fund's principal offices are located at 2020 Calamos Court, Naperville, Illinois 60563.

THE OFFERING..................   We are offering 2,360 Series T Preferred
                                 Shares, each at a purchase price of $25,000 per share. The Preferred Shares are offered through Citigroup Global Markets Inc.

                                 The Preferred Shares entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for the Preferred Shares. In general, except as described under " --Dividends and Dividend Periods" below and "Description of Preferred Shares -- Dividends and Dividend Periods," the dividend period for the Series T Preferred Shares will be seven days. The auction agent will determine the dividend rate for a particular period by an auction conducted on the business day immediately prior to the start of that dividend period. See "The Auction."

                                 Generally, investors in Preferred Shares will not receive certificates representing ownership of their shares. The securities depository (The Depository Trust Company or any successor) or its nominee for the account of the investor's broker-dealer will maintain record ownership of Preferred Shares in book-entry form. An investor's broker-dealer, in turn, will maintain records of that investor's beneficial ownership of Preferred Shares.

INVESTMENT OBJECTIVE..........   The Fund's investment objective is to provide
                                 total return through a combination of capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective. See "The Fund's
                                 Investments -- Investment Objective."

INVESTMENT POLICIES...........   Principal Investments  Under normal
                                 circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States.

                                 Calamos Advisors LLC, the Fund's investment adviser ("Calamos"), will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns. See "The Fund's Investments -- Principal Investment Strategies."

                                 The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund's portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions. See "The Fund's
                                 Investments -- Principal Investment
                                 Strategies."

                                 The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos' ongoing assessment of the attractiveness of writing options on the Fund's equity holdings. See "The Fund's Investments -- Principal Investment Strategies."

                                 Equity Securities. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. See "-- High Yield Securities" below. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

                                 High Yield Securities. The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) or are unrated securities of comparable quality as determined by Calamos. The Fund may invest in high yield securities of any rating. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. They involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

                                 Foreign Securities. The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers; however, the Fund anticipates that ordinarily Calamos' investment process will result in the Fund investing at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. A foreign issuer is a company organized under the laws of a foreign country.

                                 Convertible Securities. The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the "conversion price") or a security that mandatorily converts to an equity security at a predetermined time. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities. See "The Fund's
                                 Investments -- Principal Investment
                                 Strategies -- Convertible Securities."

                                 Synthetic Convertible Instruments. Calamos may also establish a "synthetic" convertible instrument by combining separate securities that possess economic characteristics similar to a convertible security, i.e., an income component and the right or obligation to convert to an equity security ("convertible component"). The income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, money market instruments and other instruments that provide an income component. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Different companies may issue the income and convertible components, which may be purchased separately, and at different times. The Fund's holdings of synthetic convertible instruments are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund's limitations on options described below. See "The Fund's Investments -- Principal Investment Strategies -- Synthetic Convertible Instruments."

                                 Options. The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI
                                 EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. See "The Fund's Investments -- Principal Investment
                                 Strategies -- Options."

                                 Rule 144A Securities. The Fund may invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities"). Calamos, under the supervision of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund's limit on investing no more than 15% of its managed assets in illiquid securities. See "The Fund's Investments -- Principal Investment Strategies -- Rule 144A Securities."

                                 Zero Coupon Securities. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

                                 Other Securities. The Fund may invest in other securities of various types. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year, cash equivalents, or may hold cash. During such periods, the Fund may not be able to achieve its investment objective. See "The Fund's Investments -- Principal Investment Strategies."

USE OF LEVERAGE BY THE FUND...   The Fund may, but is not required to, use
                                 leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may borrow money or issue debt securities such as commercial paper or notes. Throughout the prospectus, borrowing money and issuing debt securities may be collectively referred to as "Borrowings." Any Borrowings will have seniority over Preferred Shares, and payments to holders of Preferred Shares in liquidation or otherwise will be subject to the prior payment of any Borrowings. As a non-fundamental policy, financial leverage (the total of Preferred Shares or other preferred shares and any Borrowings) may not exceed 38% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares and Borrowings to the extent permitted by the Investment Company Act of 1940 (the
                                 "1940 Act"). Since Calamos' management fee is based upon a percentage of the Fund's managed assets, which include assets attributable to any outstanding leverage, the investment management fee will be higher if the Fund is leveraged and Calamos will have an incentive to leverage the Fund. Calamos intends to leverage the Fund only when it believes that the potential return on such additional investments is likely to exceed the costs incurred in connection with the leverage. See "Leverage."

INTEREST RATE TRANSACTIONS....   In order to seek to reduce the interest rate
                                 risk inherent in the Fund's underlying
                                 investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions to attempt to protect itself from increasing dividend or interest expenses on its leverage. The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

                                 In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a payment at a variable rate that is expected to approximate the rate on any variable rate payment obligation on the Fund's leverage. The payment obligations would be based on the notional amount of the swap. The Fund's payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions applicable to the common shares and the Preferred Shares.

                                 In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. If the counterparty to an interest rate swap or cap defaults, the Fund would be obligated to make the payments that it had intended to avoid. Depending on the state of interest rates in general, this default could negatively impact the Fund's ability to make dividend payments on the Preferred Shares.

                                 In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund's ability to make dividend payments on the Preferred Shares or interest payments on Borrowings. If the Fund fails to meet an asset coverage ratio required by law or if the Fund does not meet a rating agency guideline in a timely manner, the Fund may be required to redeem some or all of the Preferred Shares. See "Redemption" below. Similarly, the Fund could be required to prepay the principal amount of Borrowings, if any. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. A termination payment by the Fund would result in a reduction in common share net earnings. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. Under certain circumstances, the Fund may be required to pledge the assets in such segregated account to the counter-party. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage. See "Interest Rate Transactions" for additional information.

INVESTMENT ADVISER............   Calamos is the Fund's investment adviser.
                                 Calamos is responsible on a day-to-day basis for investment of the Fund's portfolio in accordance with its investment objective and policies. Calamos makes all investment decisions for the Fund and places purchase and sale orders for the Fund's portfolio securities. As of November 30, 2005, Calamos managed approximately $43.2 billion in assets of individuals and institutions. Calamos is an indirect subsidiary of Calamos Asset
                                 Management, Inc., whose voting shares are majority-owned by Calamos Family Partners,
                                 Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

                                 The Fund pays Calamos an annual fee, payable monthly, for its investment management services equal to 1.00% of the Fund's average weekly managed assets. See "Management of the Fund."

PORTFOLIO MANAGERS............   John P. Calamos, Sr., Nick P. Calamos and John
                                 P. Calamos, Jr. are responsible for managing the Fund's portfolio. During the past five years, John P. Calamos, Sr. has been a Chairman, CEO and Co-Chief Investment Officer of Calamos; Nick P. Calamos has been a Senior
                                 Executive Vice President and Co-Chief
                                 Investment Officer of Calamos; and John P.
                                 Calamos, Jr. has been an Executive Vice
                                 President of Calamos.

FUND ACCOUNTING...............   State Street Bank and Trust Company ("State
                                 Street") and Calamos will provide fund
                                 accounting and financial accounting services to the Fund.

RISK FACTORS SUMMARY..........   Risk is inherent in all investing. Therefore,
                                 before investing in the Preferred Shares you should consider certain risks carefully. The primary risks of investing in the Preferred
                                 Shares are:

                                 - the Fund will not be permitted to declare
                                   dividends or other distributions with respect to your Preferred Shares or redeem your Preferred Shares unless the Fund meets certain asset coverage requirements;

                                 - if you try to sell your Preferred Shares
                                   between auctions you may not be able to sell any or all of your shares or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. You may transfer shares outside of an auction only to or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or other person as the Fund permits;

                                 - if an auction fails you may not be able to
                                   sell some or all of your shares;

                                 - because of the nature of the market for
                                   Preferred Shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising;

                                 - a rating agency could downgrade the rating
                                   assigned to the Preferred Shares, which could affect liquidity;

                                 - the Fund may be forced to redeem your shares
                                   to meet regulatory or rating agency
                                   requirements or may voluntarily redeem your shares in certain circumstances at a time when it is not advantageous;

                                 - in certain circumstances, the Fund may not
                                   earn sufficient income from its investments to pay dividends;

                                 - the Preferred Shares will be junior to any
                                   Borrowings;

                                 - any Borrowing may constitute a substantial
                                   lien and burden on the Preferred Shares by reason of its priority claim against the income of the Fund and against the net assets of the Fund in liquidation;

                                 - if the Fund leverages through Borrowings, the
                                   Fund may not be permitted to declare
                                   dividends or other distributions with respect to the Preferred Shares or purchase Preferred Shares unless at the time thereof the Fund meets certain asset coverage requirements and the payments of principal and of interest on any such Borrowings are not in default;

                                 - the value of the Fund's investment portfolio
                                   may decline, reducing the asset coverage for the Preferred Shares. See "Risk
                                   Factors -- General Risks of Investing in the
                                   Fund" for a discussion of the general risks of the Fund's investment portfolio; and

                                 - certain events have a disruptive effect on
                                   the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. Similar disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to securities or other financial interests.

                                 The underwriter has advised the Fund that the underwriter and various other Broker-Dealers and other firms that participate in the auction rate securities market received letters from the staff of the Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the underwriter conducted its own voluntary review and reported its findings to the Commission staff. At the Commission staff's request, the underwriter is engaging in discussions with the Commission staff concerning its inquiry. Neither the underwriter nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for auction rate securities or the auctions.

                                 In addition to the risks associated with investing in the Preferred Shares, an investor in the Preferred Shares will also be subject to the general risks associated with the Fund's investment policies, including the risks associated with equity securities, convertible securities, high yield securities, foreign securities and options. For additional information about the risks of investing in Preferred Shares and in the Fund, see "Risk Factors."

TRADING MARKET................   The Preferred Shares will not be listed on an
                                 exchange. Instead, you may buy or sell the Preferred Shares at an auction that normally is held every seven days by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund
                                 (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other broker-dealers may maintain a secondary trading market in Preferred Shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will be created or, if created, that it will provide shareholders with liquidity or that the trading price in any secondary market would be $25,000.
                                 You may transfer shares outside of auctions only to or through a Broker-Dealer or a broker-dealer that has entered into a separate agreement with a Broker-Dealer.

                                 The table below shows the first auction date for the Preferred Shares and the day of the week on which each subsequent auction, if any, will normally be held. The first auction date for the Preferred Shares will be the business day before the dividend payment date for the initial dividend period. The start date for subsequent dividend periods will normally be the business day following the auction date unless the then-current dividend period is a special dividend period or the first day of the subsequent dividend period is not a business day.

                                                                                             SUBSEQUENT
                                                    SERIES            FIRST AUCTION DATE     AUCTION DAY
                                             ---------------------  ----------------------   -----------
                                                       T                                       Tuesday

DIVIDENDS AND DIVIDEND
PERIODS.......................   The table below shows the initial dividend
                                 rate, the initial dividend payment date and the day of the week upon which subsequent dividends, if any, will be paid for the Preferred Shares and the number of days for the initial dividend period on the Preferred Shares offered in this prospectus. For subsequent dividend periods, the Preferred Shares will pay dividends based on a rate set at auctions, normally held every seven days. In most instances, dividends are payable on the first business day following the end of the dividend period. The rate set at auctions will not exceed the maximum rate. See "Description of Preferred Shares -- Dividends and Dividend
                                 Periods."

         INITIAL             DATE OF        DIVIDEND PAYMENT DATE         SUBSEQUENT        NUMBER OF DAYS
        DIVIDEND          ACCUMULATION               FOR                   DIVIDEND           OF INITIAL
          RATE           AT INITIAL RATE   INITIAL DIVIDEND PERIOD        PAYMENT DAY       DIVIDEND PERIOD
  ---------------------  ---------------   ------------------------   -------------------   ---------------
                      %                                                    Wednesday

                                 Dividends on the Preferred Shares will be cumulative from the date the shares are first issued and will be paid out of legally available funds.

                                 The Fund may, subject to certain conditions, designate special dividend periods of more than seven days. A requested special dividend period will not be effective unless sufficient clearing bids were made in the auction immediately preceding the special dividend period. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full. In addition, the Fund does not intend to designate a special dividend period if such designation would adversely affect Fitch's or S&P's or any substitute rating agency's then-current rating on the Preferred Shares. The dividend payment date for special dividend periods will be set out in the notice designating a special dividend period. See "Description of Preferred Shares -- Dividends and Dividend Periods -- Designation of Special Dividend Periods" and "The Auction."

DETERMINATION OF MAXIMUM
RATE..........................   Except during a default period, the applicable
                                 rate for any dividend period for Preferred
                                 Shares will not be more than the maximum rate.
                                 The maximum rate for the Preferred Shares will depend on the credit rating assigned to such Preferred Shares and on the duration of the dividend period. The maximum rate will be the applicable percentage of the reference rate.
                                 The reference rate is the applicable LIBOR rate
                                 (for a dividend period of fewer than 365 days) or the applicable Treasury index rate (for a dividend period of 365 days or more). The applicable percentage is further subject to upward but not downward adjustment at the discretion of the Board of Trustees after consultation with the
                                 Broker-Dealers.

                                 There is no minimum rate in respect of any dividend period. See "Description of Preferred Shares -- Dividends and Dividend Periods."

RATINGS.......................   The Fund will issue Preferred Shares only if
                                 such shares have received a credit quality rating of "AAA" from Fitch and "AAA" from S&P.
                                 These ratings are an assessment of the capacity and willingness of an issuer to pay preferred stock obligations. The ratings are not a recommendation to purchase, hold or sell those shares inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The ratings described above also do not address the likelihood that an owner of Preferred Shares will be able to sell such shares in an auction or otherwise.
                                 The ratings are based on current information furnished to Fitch and S&P by the Fund and Calamos and information obtained from other sources. The ratings may be changed, suspended or withdrawn in the rating agencies' discretion as a result of changes in, or the unavailability of, such information. See
                                 "Description of Preferred Shares -- Rating
                                 Agency Guidelines."

ASSET MAINTENANCE.............   Under the Fund's Statement of Preferences for
                                 Preferred Shares (the "Statement"), which establishes and fixes the rights and preferences of the shares of each series of Preferred Shares, the Fund must maintain:

                                 - asset coverage of the Preferred Shares as
                                   required by the rating agency or agencies rating the Preferred Shares; and

                                 - asset coverage of at least 200% with respect
                                   to senior securities that are stock,
                                   including the Preferred Shares.

                                 In the event that the Fund does not maintain or cure failures to maintain these coverage tests, some or all of the Preferred Shares will be subject to mandatory redemption. See "Description of Preferred
                                 Shares -- Redemption." Based on the composition of the Fund's portfolio as of December 14, 2005, the asset coverage of the Preferred Shares as measured pursuant to the 1940 Act would be approximately 300% if the Fund were to issue all of the Preferred Shares offered in this Prospectus, representing approximately 33% of the Fund's managed assets.

RESTRICTIONS ON DIVIDENDS,
REDEMPTION AND OTHER
PAYMENTS......................   If the Fund issues any Borrowings that
                                 constitute senior securities representing indebtedness (as defined in the 1940 Act), under the 1940 Act, the Fund would not be permitted to declare any dividend on Preferred
                                 Shares unless, after giving effect to such dividend, asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, is at least 200%. In addition, the Fund would not be permitted to declare any distribution on or purchase or redeem Preferred Shares unless, after giving effect to such distribution, purchase or redemption, asset coverage with respect to the Fund's Borrowings that constitute senior securities representing indebtedness, if any, is at least 300%.
                                 Dividends or
                                 other distributions on or redemptions or purchases of Preferred Shares may also be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or (ii) after giving effect to such distribution or redemption, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated under such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption. See "Description of Preferred Shares -- Restrictions on Dividend,
                                 Redemption and Other Payments."

REDEMPTION....................   The Fund may be required to redeem shares if,
                                 for example, the Fund does not meet an asset coverage ratio required by law or does not correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem Preferred Shares under certain conditions. See "Description of
                                 Preferred Shares -- Redemption" and
                                 "Description of Preferred Shares -- Rating
                                 Agency Guidelines."

LIQUIDATION PREFERENCE........   The liquidation preference for the Preferred
                                 Shares will be $25,000 per share plus
                                 accumulated but unpaid dividends, if any, whether or not declared. See "Description of Preferred Shares -- Liquidation."

VOTING RIGHTS.................   Except as otherwise indicated, holders of
                                 Preferred Shares have one vote per share. The holders of preferred shares, including
                                 Preferred Shares, voting as a separate class, have the right to elect at least two trustees of the Fund at all times. The Board of Trustees will determine to which class or classes the Trustees elected by the holders of Preferred
                                 Shares will be assigned. The holders of the Preferred Shares will only be entitled to elect the Trustees so designated, when their term will have expired. Such Trustees appointed by the holders of Preferred Shares will be allocated as evenly as possible among the classes of Trustees. Holders of preferred shares, including Preferred Shares, also have the right to elect a majority of the trustees in the event that two years' dividends on the preferred shares are unpaid. In each case, the remaining trustees will be elected by holders of common shares and preferred shares, including Preferred Shares, voting together as a single class. The holders of preferred shares, including Preferred Shares, will vote as a separate class or classes on certain other matters as required under the Fund's Agreement and Declaration of Trust, the 1940 Act and Delaware law. See "Description of Preferred
                                 Shares -- Voting Rights," and "Certain
                                 Provisions in the Agreement and Declaration of Trust and By-Laws."

FEDERAL INCOME TAXES..........   Distributions with respect to the Preferred
                                 Shares will generally be subject to U.S.
                                 federal income taxation. A portion of such distributions may qualify for the dividends received deduction available to corporate holders or for treatment as "qualified dividend income" available to individual and other noncorporate holders. The Internal Revenue
                                 Service ("IRS") currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends, capital gain dividends, dividends qualifying for the dividends received deduction and "qualified dividend income," if any, between its common shares and the Preferred
                                 Shares in proportion to the total dividends paid to each class during or with respect to such year. See "U.S. Federal Income Tax
                                 Matters."

CUSTODIAN, AUCTION AGENT,
TRANSFER AGENT, DIVIDEND
PAYING AGENT AND REGISTRAR....   The Bank of New York serves as custodian of the
                                 Fund's securities and cash. The Bank of New
                                 York also serves as auction agent with respect to the Preferred Shares, and transfer agent, dividend paying agent and registrar for the Fund's common shares and the Preferred Shares.

                              FINANCIAL HIGHLIGHTS

     Information contained in the table below shows the audited operating performance of the Fund from the commencement of the Fund's operations on October 27, 2005 through October 31, 2005 and the unaudited operating performance of the Fund for the period from November 1, 2005 through November 30, 2005. Since the Fund was recently organized and commenced operations on October 27, 2005, the table covers one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in securities that meet the Fund's investment objective and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's future operating performance.

                                                        NOVEMBER 1, 2005    OCTOBER 27, 2005*
                                                             THROUGH             THROUGH
                                                        NOVEMBER 30, 2005   OCTOBER 31, 2005
                                                        -----------------   -----------------
                                                           (UNAUDITED)          (AUDITED)
Net asset value, beginning of period..................      $  14.29            $  14.32(a)
                                                            --------            --------
Offering costs........................................            --               (0.03)
Income from investment operations:
  Net investment income (loss)........................          0.04                  --(b)
  Net realized and unrealized gain (loss) from
     investments, written options and foreign currency
     transactions.....................................          0.17                  --
                                                            --------            --------
Total from investment operations......................          0.21                  --
                                                            --------            --------
Net asset value, end of period........................      $  14.50            $  14.29
Market value, end of period...........................      $  13.35            $  15.00
TOTAL INVESTMENT RETURN BASED ON(c):
  Net asset value.....................................          1.47%              (0.24)%
  Market value........................................        (11.00)%              0.00%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON
  SHAREHOLDERS/SUPPLEMENTARY DATA:
Net assets applicable to common shareholders, end of
  period (000's omitted)..............................      $116,064            $114,439
Ratios to average net assets applicable to common
  shareholders:
  Net expenses(d).....................................          1.21%               1.33%
  Gross expenses prior to reimbursement of expenses by
     the advisor(d)...................................          1.21%               3.37%
  Net investment income (loss)(d).....................          3.41%              (1.33)%
Portfolio turnover rate...............................             4%                 --
Average commission rate paid..........................      $ 0.0255

---------------

 * Commencement of operations.

(a) Net of sales load and organizational fees of $0.705 per share.

(b) Amount equated to less than $0.005 per common share.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected.

(d) Annualized for periods less than one year.

     The information above represents the unaudited operation performance for a common share outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Fund's common shares.

                                    THE FUND

     Calamos Global Total Return Fund is a recently organized, diversified, closed-end management investment company. The Fund was organized under the laws of the state of Delaware on March 30, 2004, and has registered under the 1940 Act. On October 31, 2005, the Fund issued an aggregate of 8,000,000 common shares of beneficial interest, no par value, pursuant to the initial public offering and commenced its investment operations. The Fund granted the underwriters an option to purchase up to 1,021,536 additional common shares at the public offering price less the sales load. The Fund did not issue any common shares of beneficial interest in connection with the over-allotment option. The Fund's common shares are traded on the New York Stock Exchange under the symbol "CGO." The Fund's principal office is located at 2020 Calamos Court, Naperville, Illinois 60563, and its telephone number is 1-800-582-6959.

     The following provides information about the Fund's authorized and outstanding shares as of November 30, 2005.

                                                               AMOUNT HELD BY
                                                 AMOUNT      THE FUND OR FOR ITS     AMOUNT
TITLE OF CLASS                                 AUTHORIZED          ACCOUNT         OUTSTANDING
--------------                                 -----------   -------------------   -----------
                                               (UNAUDITED)
Common.......................................   Unlimited                0          8,006,981
Preferred....................................   Unlimited                0                  0
  Series T...................................                            0                  0

                                USE OF PROCEEDS

     The Fund estimates the net proceeds of the offering of Preferred Shares after payment of sales load and offering expenses, will be approximately $58,093,674. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of this offering. Pending such investment, the Fund anticipates that all or a portion of the proceeds will be invested in U.S. government securities or high-grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily in the types of securities in which the Fund may invest directly. See "The Fund's Investments."

                           CAPITALIZATION (UNAUDITED)

     The following table sets forth the capitalization of the Fund as of December 14, 2005, and as adjusted, to give effect to the issuance of all the Preferred Shares offered hereby (including estimated offering expenses and sales load of $906,326). The sales load and offering expenses of the Preferred Shares will be effectively borne by common shareholders.

                                                                           AS ADJUSTED
                                                             ACTUAL      PREFERRED SHARES
                                                          ------------   ----------------
SHAREHOLDERS' EQUITY
Preferred Shares, no par value per share, $25,000 stated
  value per share, at liquidation value; unlimited
  shares authorized (no shares issued; no shares issued;
  and 2,360 shares issued, respectively)................  $         --     $ 59,000,000
Common shares, no par value per share, unlimited shares
  authorized, 8,006,981 shares outstanding*.............   114,438,930      113,532,604
Undistributed net investment income.....................       515,160          515,160
Accumulated net realized gain (loss) on investments.....       118,246          118,246
Net unrealized appreciation (depreciation) on
  investments...........................................     3,972,901        3,972,901
                                                          ------------     ------------
NET ASSETS..............................................  $119,045,237     $177,138,911
                                                          ============     ============

---------------

* None of these outstanding shares are held by or for the account of the Fund.

                             PORTFOLIO COMPOSITION

     As of November 30, 2005, approximately 38% of the market value of the Fund's portfolio was invested in equities and approximately 49% of the market value was invested in convertible securities and high yield debt securities and approximately 13% of the market value of the Fund's portfolio was invested in short-term investment grade debt securities. In addition, as of November 30, 2005, approximately 38% of the market value of the Fund's portfolio was invested in securities of foreign issuers. The following table sets forth certain information with respect to the composition of the Fund's investment portfolio as of November 30, 2005, based on the highest rating assigned each investment by either Moody's or S&P.

                       CREDIT RATING                          VALUE (000)   PERCENT
------------------------------------------------------------  -----------   -------
Aaa/AAA.....................................................   $     --
Aa/AA.......................................................      1,886         1%
A/A.........................................................      5,341         4%
Baa/BBB.....................................................      4,237         3%
Ba/BB.......................................................      8,270         7%
B/B.........................................................     32,949        26%
Caa/CCC.....................................................      4,405         3%
Ca/CC.......................................................         --         0%
C/C.........................................................         --         0%
Unrated+....................................................      5,269         4%
Equities....................................................     47,475        38%
Short-Term..................................................     16,236        13%
                                                               --------      ----
  Total.....................................................   $126,068       100%
                                                               ========      ====

---------------

+ Refers to securities that have not been rated by Moody's or S&P.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVE

     The Fund's investment objective is to provide total return through a combination of capital appreciation and current income. The Fund's investment objective may be changed by its Board of Trustees without a shareholder vote, except that the Fund will give shareholders at least 60 days' notice of any change to the Fund's investment objective. The Fund makes no assurance that it will realize its objective. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. See "Risk Factors."

PRINCIPAL INVESTMENT STRATEGIES

     Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States.

     Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

     The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund's portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

     The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos' ongoing assessment of the attractiveness of writing options on the Fund's equity holdings.

     EQUITY SECURITIES. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. See "-- High Yield Securities" below. An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest.

     HIGH YIELD SECURITIES. The Fund may invest in high yield securities for either current income or capital appreciation or both. The high yield securities in which the Fund invests are rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&Ps) or are unrated but determined by Calamos to be of comparable quality. The Fund may invest in high yield securities of any rating. Non-convertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade non-convertible debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     OTHER INCOME SECURITIES. The Fund may also invest in investment grade income securities. The Fund's investments in investment grade income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     FOREIGN SECURITIES. The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers; however, the Fund anticipates that ordinarily Calamos' investment process will result in the Fund investing at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. A foreign issuer is a company organized under the laws of a foreign country.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a debt security or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the "conversion price") or a security that mandatorily converts to an equity security at a predetermined time. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating including below investment grade. See "-- High Yield Securities" above. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities.

     SYNTHETIC CONVERTIBLE INSTRUMENTS. Calamos may also establish a "synthetic" convertible instrument by combining separate securities that possess economic characteristics similar to a convertible security, i.e., an income component and the right or obligation to convert to an equity security ("convertible component"). The income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, money market instruments and other instruments that provide an income component. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, Calamos may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

     The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund's holdings of synthetic convertible instruments are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund's limitations on options described below.

     OPTIONS. STRATEGY. The Fund may seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

     In addition, to seek to offset some of the risk of a large potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may also, to a limited extent, purchase put options (with an aggregate notional value of not more than 5% of the value of the Fund's managed assets) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange-traded funds) that trade like common stocks but seek to replicate such market indices.

     OPTIONS IN GENERAL. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

     The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the OCC, which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Commission currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid. OTC options purchased by the Fund and any portfolio securities used to cover obligations pursuant to such options are not considered illiquid by Calamos for the purposes of the Fund's limitation on investments in illiquid securities.

     The Fund may also purchase and sell options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

     The Fund will write call options and put options only if they are "covered." For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

     OTC options entered into by the Fund will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OTC options other than those above may also settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     If an option written by the Fund expires, the Fund, for federal income tax purposes, will generally realize a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

     The Fund will generally realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will generally realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will generally realize a capital gain or, if it is less, the Fund will generally realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     A put option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     RULE 144A SECURITIES. The Fund may invest without limit in Rule 144A Securities. Calamos, under the supervision of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable) and thus subject to the Fund's limit on investing no more than 15% of its managed assets in illiquid securities. A determination of whether a Rule 144A Security is liquid or not is a question of fact. In making this determination, Calamos will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A Security. In addition, Calamos could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market and (4) nature of a security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will be monitored and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the Fund does not invest more than 15% of its managed assets in illiquid securities. Investing in Rule 144A Securities could have the effect of increasing the amount of the portfolio's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

     U.S. GOVERNMENT SECURITIES. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

     ZERO COUPON SECURITIES. The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government or other securities that make regular payments of interest. The Fund accrues interest income on these investments for federal income tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

     OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and are permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (1) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (2) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (3) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

     The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

     TEMPORARY DEFENSIVE INVESTMENTS. In response to adverse market, economic or political conditions, the Fund may take temporary defensive positions and may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers' acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization (NRSRO) or other fixed income securities deemed by Calamos to be consistent with a defensive posture, or may hold cash. The yield on such securities may be lower than the yield on lower rated fixed income securities. During such periods, the Fund may not be able to achieve its investment objective.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements are arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund's purchase price, with the difference being income to the Fund. The counterparty's obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund's custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income on temporarily available cash at low risk. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If a court characterizes a repurchase transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     LENDING OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by Calamos to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but could call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment.

     As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 33 1/3% of the value of the Fund's total assets.

     PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by the Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

                                    LEVERAGE


     The Fund may issue preferred shares, including Preferred Shares, or borrow or issue debt securities to increase its assets available for investment. The Fund is authorized to issue preferred shares, borrow money or issue debt securities. The Preferred Shares will have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends. As a non-fundamental policy, such preferred shares, including Preferred Shares, or Borrowings may not exceed 38% of the Fund's total assets. However, the Board of Trustees reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act. Before issuing any additional preferred shares to increase its assets available for investment, the Fund must have received confirmation from Fitch and S&P or any substitute rating agency that the proposed issuance will not adversely affect such rating agency's then-current rating on the Preferred Shares. The Fund generally will not issue preferred shares or borrow unless Calamos expects that the Fund will achieve a greater return on such leverage than the additional costs the Fund incurs as a result of such leverage. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of the Fund's holdings. When the Fund leverages its assets, the fees paid to Calamos for investment management services will be higher than if the Fund did not borrow because Calamos's fees are calculated based on the Fund's managed assets, which include the proceeds of the issuance of preferred shares or any outstanding Borrowings. Consequently, the Fund and Calamos may have conflicting interests in determining whether to leverage the Fund's assets.


     The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing costs will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of preferred shares or Borrowings. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowings compared to the long-term nature of its investments. Since the total assets of the Fund (including the assets obtained from leverage) may be invested in the higher yielding portfolio investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of any such incremental return. Should the differential between the underlying assets and cost of leverage narrow, the incremental return "pick up" will be reduced. Furthermore, if long-term interest rates rise or the Fund otherwise incurs losses on its investments, the Fund's net asset value attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return to common shareholders will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund to common shareholders will be less than if leverage had not been used. Calamos may determine to maintain the Fund's leveraged position if it expects that the long-term benefits to the Fund's common shareholders of maintaining the leveraged position will outweigh the current reduced return. Capital raised through the issuance of preferred shares or Borrowings will be subject to dividend payments or interest costs that may or may not exceed the income and appreciation on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with Borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's managed assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. In the event preferred shares are issued, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to maintain coverage of any preferred shares of at least 200%. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's managed assets). Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

     The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more NRSROs that may issue ratings for the preferred shares or debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowing. Calamos does not anticipate that these covenants or restrictions will adversely affect its ability to manage the Fund's portfolio in accordance with the Fund's investment objective and policies. Due to these covenants or restrictions, the Fund may be forced to liquidate investments at times and at prices that are not favorable to the Fund, or the Fund may be forced to forgo investments that Calamos otherwise views as favorable.

     If and the extent to which the Fund employs leverage will depend on many factors, the most important of which are investment outlook, market conditions and interest rates.

                           INTEREST RATE TRANSACTIONS

     In order to seek to reduce the interest rate risk inherent in the Fund's underlying investments and capital structure, the Fund, if market conditions are deemed favorable, may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a payment at a variable rate that is expected to approximate the rate of any variable rate payment obligation on Preferred Shares or any variable rate borrowing. The payment obligations would be based on the notional amount of the swap. The Fund's payment obligations under the swap are general unsecured obligations of the Fund and are ranked senior to distributions under the common shares and Preferred Shares.

     The Fund may use an interest rate cap that would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount of such cap. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on common share net earnings as a result of leverage.

     The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate swaps or caps could enhance or harm the overall performance of the common shares. To the extent that there is a decline in interest rates for maturities equal to the remaining maturity on the Fund's fixed rate payment obligation under the interest rate swap or equal to the remaining term of the interest rate cap, the value of the swap or cap (which initially has a value of zero) could decline, and could result in a decline in the net asset value of the common shares. If, on the other hand, such rates were to increase, the value of the swap or cap could increase, and thereby increase the net asset value of the common shares. As interest rate swaps or caps approach their maturity, their positive or negative value due to interest rate changes will approach zero.

     Buying interest rate caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate cap. The Fund will not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on Preferred Shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares.

     Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that Calamos believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, Calamos will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

     In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the common shares.

     The Fund may choose or be required to redeem some or all Preferred Shares or prepay any Borrowings. This redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. A termination payment by the Fund would result in a reduction in common share net earnings. An early termination of a cap could result in a termination payment to the Fund.

                                  RISK FACTORS

     Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Preferred Shares.

RISKS OF INVESTING IN PREFERRED SHARES

     INTEREST RATE RISK. The Fund issues Preferred Shares, which pay dividends based on short-term interest rates. The Fund purchases convertible securities, high yield securities and other securities that pay dividends that are based on the performance of the issuing companies, and/or that pay interest, based on longer term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Such dividends and interest payments, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on the Preferred Shares may rise so that the amount of dividends paid to shareholders of Preferred Shares exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the Preferred Shares offering) is available to pay dividends on the Preferred Shares, dividend rates on the Preferred Shares would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on the Preferred Shares would be jeopardized. If long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for the Preferred Shares. Market interest rates currently are at historically low levels.

     AUCTION RISK. You may not be able to sell your Preferred Shares at an auction if the auction fails; that is, if there are more Preferred Shares offered for sale than there are buyers for those shares. Also, if you place a bid order to retain Preferred Shares at an auction only at a specified rate, and that specific rate exceeds the rate set at the auction, you will not retain your Preferred Shares. If you submit a hold order for Preferred Shares (orders to retain Preferred Shares without specifying a minimum rate) and the auction sets a below-market rate, you may receive a below-market rate of return on your Preferred Shares.

     As noted above, if there are more Preferred Shares offered for sale than there are buyers for those Preferred Shares in any auction, the auction will fail and you may not be able to sell some or all of your Preferred Shares at that time. The relative buying and selling interest of market participants in your Preferred Shares and in the auction rate securities market as a whole will vary over time, and such variations may be affected by, among other things, news relating to the Fund, the attractiveness of alternative investments, the perceived risk of owning the security (whether related to credit, liquidity or any other risk), the tax treatment accorded the instruments, the accounting treatment accorded Preferred Shares, including recent clarifications of U.S. generally accepted accounting principles relating to the treatment of auction rate securities, reactions to regulatory actions or press reports, financial reporting cycles and market sentiment generally. Shifts of demand in response to any one or simultaneous particular events cannot be predicted and may be short-lived or exist for longer periods.

     A Broker-Dealer may submit orders in auctions for its own account. Any Broker-Dealer submitting an order for its own account in any auction will have an advantage over other bidders in that it would have knowledge of other orders placed through it in that auction (but it would not have knowledge of orders submitted by other Broker-Dealers, if any). As a result of the Broker-Dealer bidding, the auction clearing rate may be higher or lower than the rate that would have prevailed if the Broker-Dealer had not bid. A Broker-Dealer may also bid in order to prevent what would otherwise be a failed auction, or an auction clearing at a rate that the Broker-Dealer believes does not reflect the market for such securities at the time of the auction. Broker-Dealers may, but are not obligated to, advise holders of the Preferred Shares that the rate that will apply in an "all hold" auction is often a lower rate than would apply if holders submit bids, and such advice, if given, may facilitate the submission of bids by existing holders that would avoid the occurrence of an "all hold" auction. A Broker-Dealer may, but is not obligated to, encourage additional or revised investor bidding in order to prevent an "all hold" auction.

     Finally, the dividend periods for the Preferred Shares may be changed by the Fund, subject to certain conditions with notice to the holders of Preferred Shares, which could also affect the liquidity of your investment. See "Description of Preferred Shares" and "The Auction -- Auction Procedures."

     The underwriter has advised the Fund that the underwriter and various other Broker-Dealers and other firms that participate in the auction rate securities market received letters from the staff of the Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the underwriter conducted its own voluntary review and reported its findings to the Commission staff. At the Commission staff's request, the underwriter is engaging in discussions with the Commission staff concerning its inquiry. Neither the underwriter nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for auction rate securities or the auctions.

     SECONDARY MARKET RISK. If you try to sell your Preferred Shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special dividend period (a dividend period other than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-Dealers that maintain a secondary trading market for

Preferred Shares are not required to maintain that market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. Preferred Shares are not listed on a stock exchange or quoted on the Nasdaq stock market. You may transfer shares outside of auctions only to or through a Broker-Dealer that has entered into an agreement with the Fund's auction agent, The Bank of New York, and the Fund or such other persons as the Fund permits. If you sell your Preferred Shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially if market interest rates have risen since the last auction. Accumulated Preferred Shares dividends, however, should at least partially compensate for the increased market interest rates.

     RATINGS AND ASSET COVERAGE RISK. Although it is expected that Fitch will assign a rating of "AAA" to the Preferred Shares and S&P will assign a rating of "AAA" to the Preferred Shares, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Fitch or S&P could downgrade its rating of the Preferred Shares or withdraw its rating of the Preferred Shares at any time, which may make your shares less liquid at an auction or in the secondary market. If Fitch or S&P downgrades the Preferred Shares, the Fund may alter its portfolio or redeem Preferred Shares in an effort to improve the rating, although there is no assurance that it will be able to do so to the extent necessary to restore the prior rating. If the Fund fails to satisfy the asset coverage ratios discussed under "Description of Preferred Shares -- Rating Agency Guidelines," the Fund will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. The Fund may be required to redeem Preferred Shares at a time when it is not advantageous for the Fund to make such redemption or to liquidate portfolio securities in order to have available cash for such redemption. The Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset maintenance tests. Although a sale of substantially all the assets of the Fund or the merger of the Fund into another entity would require the approval of the holders of the Preferred Shares voting as a separate class as discussed under "Description of the Preferred
Shares -- Voting Rights," a sale of substantially all of the assets of the Fund or the merger of the Fund with or into another entity would not be treated as a liquidation of the Fund nor require that the Fund redeem the Preferred Shares, in whole or in part, provided that the Fund continued to comply with the asset coverage ratios discussed under "Description of Preferred Shares -- Rating Agency Guidelines." See "Description of Preferred Shares -- Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

     INFLATION RISK. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your Preferred Shares investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the Preferred Shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, Preferred Shares dividend rates would increase, tending to offset this risk.

     INCOME RISK. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to the Preferred Shares may be impaired. See "-- General Risks of Investing in the Fund" below for the general risks affecting the Fund.

     DECLINE IN NET ASSET VALUE RISK. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. For a description of risks affecting the Fund, see "-- General Risks of Investing in the Fund" below.

     PAYMENT RESTRICTIONS. The Fund is prohibited from declaring, paying or making any dividends or distributions on Preferred Shares unless it satisfies certain conditions. See "Description of Preferred Shares -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on common shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem Preferred Shares if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "U.S. Federal Income Tax Matters" below and in the Statement of Additional Information.

     LEVERAGE RISK. The Fund uses financial leverage for investment purposes. In addition to issuing Preferred Shares, the Fund may make further use of financial leverage through borrowing, including the issuance of commercial paper or notes. As a non-fundamental policy, financial leverage (including Preferred Shares and Borrowings) may not exceed 38% of the Funds' total assets. The Fund may also borrow funds (a) in connection with a loan made by a bank or other party that is privately arranged and not intended to be publicly distributed or
(b) In addition to financial leverage, in an amount equal to up to 5% of its total assets for temporary purposes only.

     If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities. Upon the issuance of Preferred Shares, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of the Preferred Shares, to 200% of the aggregate value of any senior securities and the Preferred Shares.

     If the Fund seeks an investment grade rating from one or more nationally recognized statistical rating organizations for any commercial paper and notes (which the Fund expects to do if it issues any such commercial paper or notes), asset coverage or portfolio composition provisions in addition to and more stringent than those required by the 1940 Act may be imposed in connection with the issuance of such a rating. In addition, restrictions may be imposed on certain investment practices in which the Fund may otherwise engage. Any lender with respect to Borrowings by the Fund may require additional asset coverage and portfolio composition provisions as well as restrictions on the Fund's investment practices.

     The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on the Preferred Shares by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including with respect to Preferred Shares or purchase or redeem shares, including Preferred Shares unless (i) at the time thereof the Fund meets certain asset coverage requirements and (ii) there is no event of default under any Borrowings, that is continuing. See "Description of Preferred
Shares -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

     The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage to the extent permitted by the 1940 Act and existing agreements between the Fund and third parties. However, as a non-fundamental policy, financial leverage (the total of Preferred Shares or other preferred shares and any Borrowings) may not exceed 38% of the Fund's total assets.

     Because the investment management fee paid to Calamos will be calculated on the basis of managed assets, the fee will be higher when leverage is utilized, giving Calamos an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

     LIMITED OPERATING HISTORY. The Fund is a recently organized closed-end management investment company with a limited operating history.

     EQUITY SECURITIES. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

     HIGH YIELD SECURITIES. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

     - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     - greater risk of loss due to default or declining credit quality;

     - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, downturns in profitability in specific industries could adversely affect the ability of high yield issuers in those industries to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

     The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

     Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. S&P assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation in which a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See the statement of additional information for a description of Moody's and S&P ratings.

     If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities discussed above. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied.

     FOREIGN SECURITIES. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-U.S. investments in one region or in the securities of emerging market issuers. These risks may include:

     - less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

     - many non-U.S. markets are smaller, less liquid and more volatile and therefore, in a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

     - the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

     - economic, political and social developments may adversely affect the securities markets, including expropriation and nationalization;

     - the difficulty in obtaining or enforcing a court judgment in non-U.S. countries;

     - restrictions on foreign investments in non-U.S. jurisdictions;

     - difficulties in effecting the repatriation of capital invested in non-U.S. countries;

     - withholding and other non-U.S. taxes may decrease the Fund's return; and

     - dividend income the Fund receives from foreign securities may not be eligible for the special federal income tax treatment applicable to qualified dividend income.

     There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States.

     Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

     Economies and social and political conditions in individual countries may differ unfavorably from the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging market countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

     CURRENCY RISK. The value of the securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     INTEREST RATE RISK. Fixed income securities, including high yield securities, are subject to certain common risks, including the following:

     - If interest rates go up, the value of debt securities in the Fund's portfolio generally will decline.

     - During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     - During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

     - Rising interest rates could result in an increase in the cost of the Funds' leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage.

     DEFAULT RISK. Default risk refers to the risk that a company that issues a debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk.

     ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission's standard applicable to investment companies, i.e., securities that can not be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in Rule 144A Securities. Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund's limit on investing no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos' judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

     CONVERTIBLE SECURITIES. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders. Consequently, the issuer's convertible securities generally entail less risk than its common stock.

     SYNTHETIC CONVERTIBLE INSTRUMENTS. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security, however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Therefore, the Fund is subject to the credit risk associated with the party creating the synthetic convertible instrument.

     INTEREST RATE TRANSACTIONS RISK. The Fund may enter into an interest rate swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses on its preferred shares, debt securities or other borrowings resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund.

     Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares. If the Fund fails to maintain a required 200% asset coverage of the liquidation value of the outstanding preferred shares or if the Fund loses its expected rating on its preferred shares or fails to maintain other covenants with respect to its preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

     RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the counterparty fails to make or take delivery of the security or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any NRSRO or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos. The staff of the Commission currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid.

     The Fund may sell options on individual securities and securities indices. All calls sold by the Fund must be "covered." Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument in excess of the exercise or strike price and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

     TAX RISK. The Fund may invest in certain securities, such as interest rate swap and cap transactions and certain convertible and high yield securities, for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with certain tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See "U.S. Federal Income Tax Matters."

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and
(vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

     MANAGEMENT RISK. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

     ANTITAKEOVER PROVISIONS. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares will have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. See "Description of Shares -- Preferred Shares" and "Certain Provisions of the Agreement and Declaration of Trust and By-Laws." The holders of preferred shares, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in these situations.

     MARKET DISRUPTION RISK. Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the markets or economy of the U.S. or other countries.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. Currently, there are seven Trustees of the Fund, three of whom are "interested persons" of the Fund (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

INVESTMENT ADVISER

     The Fund's investments are managed by Calamos, 2020 Calamos Court, Naperville, IL. On November 30, 2005 Calamos managed approximately $43.2 billion in assets of individuals and institutions. Calamos is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family. Calamos Asset Management, Inc. is publicly traded on the NASDAQ exchange under the ticker symbol "CLMS".

INVESTMENT MANAGEMENT AGREEMENT

     Subject to the overall authority of the Board of Trustees, Calamos regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs, supervises the Fund's business and affairs and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (a) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (b) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations;
(c) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR and Form N-CSR; (d) overseeing the tabulation of proxies by the Fund's transfer agent; (e) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (f) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (g) providing assistance with investor and public relations matters; (h) monitoring the valuation of portfolio securities and the calculation of net asset value; (i) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (j) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (k) assisting in establishing the accounting policies of the Fund;
(l) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith;
(m) reviewing the Fund's bills; (n) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (o) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

     Under the investment management agreement, the Fund will pay to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos' interest in determining whether to leverage the Fund may conflict with the interests of the Fund and its common shareholders. The Board of Trustees must approve the issuance of debt securities and/or Preferred Shares.

     Under the terms of its investment management agreement, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including Calamos' overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses;
(d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, sub-custodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund;
(s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

PORTFOLIO MANAGERS

     John P. Calamos, Sr., Nick P. Calamos and John P. Calamos, Jr. are responsible for managing the Fund's portfolio. During the past five years, John
P. Calamos, Sr. has been a Chairman, CEO and Co-Chief Investment Officer of Calamos; Nick P. Calamos has been a Senior Executive Vice President and Co-Chief Investment Officer of Calamos; and John P. Calamos, Jr. has been an Executive Vice President of Calamos. For over 20 years, the Calamos management team has managed money for their clients in convertible, high yield and global strategies. Furthermore, Calamos has extensive experience investing in foreign markets through its convertible securities and high yield securities strategies. Such experience has included investments in established as well as emerging foreign markets. The Fund's statement of additional information provides additional information about the portfolio managers, including other accounts they manage, their ownership of the Fund and their compensation.

FUND ACCOUNTING

     Under the arrangements with State Street to provide fund accounting services, State Street provides certain administrative and accounting services to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the "Calamos Funds") as described more fully in the statement of additional information. For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds ("Combined Assets"). Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund. State Street receives a fee at the annual rate of .0175% for the first $1.5 billion of Combined Assets, .0150% for the next $1.5 billion of Combined Assets, .0125% for the next $1.5 billion of Combined Assets, .010% for the next $1.5 billion of Combined Assets, .0075% for the next $1.5 billion of Combined Assets and .00375% for the Combined Assets in excess of $7.5 billion.

     In addition, Calamos will also provide certain other financial accounting services to the Calamos Funds described more fully in the statement of additional information. For providing those services, Calamos will receive a fee at the annual rate of .0175% on the first $1 billion of Combined Assets; .0150% on the next $1 billion of Combined Assets; and .0110% on Combined Assets above $2 billion ("financial accounting service fee"). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee to Calamos based on relative managed assets of each fund.

                        DESCRIPTION OF PREFERRED SHARES

     The following is a brief description of the terms of the Preferred Shares. For the complete terms of the Preferred Shares, please refer to the detailed description of the Preferred Shares in the Statement of Preferences of Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Where appropriate, terms used in "Description of Preferred Shares" and in "The Auction" below will have the same meanings as those terms in the Statement.

GENERAL

     The Fund's Agreement and Declaration of Trust authorizes the issuance of preferred shares, no par value per share, in one or more classes or series with rights as determined by the Board of Trustees without the approval of common shareholders. The Statement currently authorizes the issuance of 2,360 Preferred Shares, Series T. All Preferred Shares will have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared).

     The Preferred Shares of each series will rank on parity with any other series of Preferred Shares and any other series of preferred shares of the Fund as to the payment of dividends and the distribution of assets upon liquidation. Each Preferred Share carries one vote on matters on which Preferred Shares can be voted. The Preferred Shares, when issued by the Fund and paid for pursuant to the terms of this prospectus, will be fully paid and non-assessable and will have no preemptive, exchange or conversion rights. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized and unissued Preferred Shares. The Board of Trustees may by resolution classify or reclassify any authorized and unissued Preferred Shares from time to time by setting or changing the preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares. The Preferred Shares will not be subject to any sinking fund, but will be subject to mandatory redemption under certain circumstances described below.

DIVIDENDS AND DIVIDEND PERIODS

     The following is a general description of dividends and dividend periods for the Preferred Shares.

     DIVIDEND PERIODS.  The initial dividend period for the Preferred Shares is
          days and the initial dividend rate is      %.

     Any subsequent dividend periods of Series T Preferred Shares will generally be seven days. The Fund, subject to certain conditions, may change the length of subsequent dividend periods by designating them as special dividend periods. See "-- Designation of Special Dividend Periods" below.

     DIVIDEND PAYMENT DATES. Dividends on the Preferred Shares will be payable, when, as and if declared by the Board of Trustees, out of legally available funds in accordance with the Agreement and Declaration of Trust, the Statement and applicable law. The initial dividend payment date and the day of the week upon which subsequent dividends, if any, will be paid for the Preferred Shares
is      and Wednesday, respectively.

     Dividend periods generally will begin on the first business day after an auction. If dividends are payable on a day that is not a business day, then dividends will generally be payable on the next day if such day is a business day, or as otherwise specified in the Statement. In addition, the Fund may specify different dividend payment dates for any special dividend period of more than seven days, provided that such dates shall be set forth in the notice of special dividend period relating to such special dividend period.

     Dividends will be paid through the Depository Trust Company ("DTC") on each dividend payment date. The dividend payment date will normally be (A) the first business day after the dividend period ends with respect to a dividend period of one year or less; provided, however, if the dividend period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the business day following the last day of such dividend period; and (B) with respect to any dividend period of more than one year; on a quarterly basis on each January 1, April 1, July 1 and October 1 within such dividend period and on the business day following the last day of such dividend period. DTC, in accordance with its current procedures, is expected to distribute dividends received from the auction agent in same-day funds on each dividend payment date to agent members (members of DTC that will act on behalf of existing or potential holders of Preferred Shares). These agent members are in turn expected to distribute such dividends to the persons for whom they are acting as agents. However, each of the current Broker-Dealers has indicated to the Fund that dividend payments will be available in same-day funds on each dividend payment date to customers that use a Broker-Dealer or a Broker-Dealer's designee as agent member.

     CALCULATION OF DIVIDEND PAYMENT. The Fund computes the dividends per share payable on each series of Preferred Shares by multiplying the applicable rate in effect by a fraction. For each dividend period of less than one (1) year, the numerator of this fraction will normally be the number of days in the dividend period and the denominator will normally be 360. This rate is then multiplied by $25,000 to arrive at the dividends per share. For each dividend period of one
(1) year or more, the dividends per share payable is computed as described above, except that it will be determined on the basis of a year consisting of twelve 30-day months.

     Dividends on Preferred Shares will accumulate from the date of their
original issue, which is          , 2005. For each dividend payment period after
the initial dividend period, the dividend will be the dividend rate determined at auction. The dividend rate that results from an auction will not be greater than the maximum rate described below. Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding dividend period and as of the auction date of the next succeeding auction.

     Except during a Default Period as described below, the applicable rate resulting from an auction will not be greater than the maximum rate. The maximum rate will be the applicable percentage of the reference rate. The "Reference Rate" will be the applicable LIBOR Rate (as defined below) (for a dividend period of fewer than 365 days) or the applicable Treasury Index Rate (as defined below) (for a dividend period of 365 days or more). The applicable percentage for any standard dividend period will generally be determined based on the credit ratings assigned to the Preferred Shares by Fitch and S&P on the auction date for such period (as set forth in the table below). If Fitch and/or S&P shall not make such rating available, the rate shall be determined by reference to equivalent ratings issued by any other rating agency.

   FITCH AND/OR S&P CREDIT RATING              APPLICABLE PERCENTAGE
   ------------------------------              ---------------------
            AA- or higher                               150%
              A- to A+                                  200%
            BBB- to BBB+                                250%
             Below BBB-                                 275%

     The "LIBOR Rate" is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for a series of Preferred Shares.

     The "Treasury Index Rate" is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for a series of Preferred Shares.

     The Board of Trustees may amend the maximum rate to increase the percentage amount by which the reference rate described above is multiplied to determine the maximum rate shown without the vote or consent of the holders of Preferred Shares, or any shareholder of the Fund, but only with confirmation from each rating agency then rating the Preferred Shares that such action will not impair such agency's then-current rating of the Preferred Shares, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund could meet the Preferred Shares Basic Maintenance Amount test discussed below under "-- Rating Agency Guidelines."

     The maximum rate for the Preferred Shares will apply automatically following an auction for such Preferred Shares in which sufficient clearing bids have not been made (other than because all Preferred Shares were subject to submitted hold orders) or following the failure to hold an auction for any reason on the auction date scheduled to occur (except for circumstances in which the dividend rate is the Default Rate, as described below).

     Prior to each auction, Broker-Dealers will notify holders of the term of the next succeeding dividend period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the auction date, Broker-Dealers will notify holders of the applicable rate for the next succeeding dividend period and of the auction date of the next succeeding auction.

     On each dividend payment date, the Fund is required to deposit with the paying agent sufficient funds for the payment of declared dividends. The failure to make such deposit will not result in the cancellation of any auction. The Fund does not intend to establish any reserves for the payment of dividends.

     DEFAULT PERIOD. Subject to the applicable cure provisions, a "Default Period" with respect to a particular series will commence on any date the Fund fails to deposit irrevocably in trust in same-day funds, with the paying agent by 12:00 noon, New York City time, (A) the full amount of any declared dividend on that series payable on the dividend payment date (a "Dividend Default") or
(B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default").

     Subject to the applicable cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the business day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the paying agent. In the case of a Dividend Default, the applicable rate for each dividend period commencing during a Default Period will be equal to the default rate described below, and each subsequent dividend period commencing after the beginning of a Default Period shall be a standard dividend period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new dividend period. No Auction shall be held during a Default Period applicable to that series.

     No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the paying agent by 12:00 noon, New York City time within three business days after the applicable dividend payment date or Redemption Date, together with an amount equal to the default rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series. The default rate shall be equal to the Reference Rate multiplied by three (3).

     RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS. Under the 1940 Act, the Fund may not (i) declare any dividend with respect to the Preferred Shares if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act) would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on the Preferred Shares or purchase or redeem Preferred Shares if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's senior securities representing indebtedness would be less than 300% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of Preferred Shares, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

     In addition, a declaration of a dividend or other distribution on, or purchase or redemption of, Preferred Shares may be prohibited (i) at any time when an event of default under any Borrowings has occurred and is continuing; or
(ii) if, after giving effect to such declaration, the Fund would not have eligible portfolio holdings with an aggregated discounted value at least equal to any asset coverage requirements associated with such Borrowings; or (iii) the Fund has not redeemed the full amount of Borrowings, if any, required to be redeemed by any provision for mandatory redemption.

     While any of the Preferred Shares are outstanding, the Fund generally may not declare, pay or set apart for payment, any dividend or other distribution in respect of its common shares (other than in additional common shares or rights to purchase common shares) or repurchase any of its common shares (except by conversion into or exchange for shares of the Fund ranking junior to the Preferred Shares as to the payment of dividends and the distribution of assets upon liquidation) unless each of the following conditions has been satisfied:

     - In the case of Fitch's coverage requirements, immediately after such transaction, the aggregate discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to Fitch criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount (as defined in the Prospectus under "Rating Agency Guidelines" below);

     - In the case of S&P's coverage requirements, immediately after such transaction, the aggregate discounted value (i.e., the aggregate value of the Fund's portfolio discounted according to S&P criteria) would be equal to or greater than the Preferred Shares Basic Maintenance Amount;

     - Immediately after such transaction, the 1940 Act Preferred Shares Asset Coverage (as defined in this Prospectus under "Rating Agency Guidelines" below) is met;

     - Full cumulative dividends on the Preferred Shares due on or prior to the date of the transaction have been declared and paid in full or have been declared and sufficient funds for the payment thereof deposited with the auction agent; and

     - The Fund has redeemed the full number of Preferred Shares required to be redeemed by any provision for mandatory redemption contained in the Statement.

     The Fund generally will not declare, pay or set apart for payment any dividend on any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date. However, if the Fund has not paid dividends in full on the Preferred Shares through the most recent dividend payment date or upon any shares of the Fund ranking, as to the payment of dividends, on a parity with Preferred Shares through their most recent respective dividend payment dates, the amount of dividends shall be declared pro rata so that the amount of dividends declared per share on Preferred Shares and such other class or series of shares will in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other class or series of shares bear to each other.

     DESIGNATION OF SPECIAL DIVIDEND PERIODS. The Fund may, in certain situations, declare a special dividend period. Prior to declaring a special dividend period, the Fund will give notice (a "notice of special dividend period") to the auction agent and to each Broker-Dealer. The notice of special dividend period will state that the next succeeding dividend period for the Preferred Shares will be a number of days as specified in such notice of special dividend period. The Fund may not designate a special dividend period unless sufficient clearing bids were made in the most recent auction. In addition, full cumulative dividends, any amounts due with respect to mandatory redemptions and any additional dividends payable prior to such date must be paid in full or deposited with the auction agent. In addition, the Fund does not intend to designate a special dividend period if such designation would adversely affect Fitch's or S&P's or any substitute rating agency's then-current rating on the Preferred Shares. The Fund also must have portfolio securities with a discounted value at least equal to the Preferred Share Maintenance Amount. A notice of special dividend period also will specify whether the Preferred Shares will be subject to optional redemption during such special dividend period and, if so, the redemption premium, if any, required to be paid by the Fund in connection with such optional redemption.

     If the Fund proposes to designate any special dividend period, not fewer than seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is fewer than eight days) nor more than 30 business days prior to the first day of such special dividend period, notice of special dividend period shall be (i) made by press release and
(ii) communicated by the Fund by telephonic or other means to the auction agent and each Broker-Dealer and the rating agency and confirmed in writing promptly thereafter. Each such notice of special dividend period shall state (A) that the Fund proposes to exercise its option to designate a succeeding special dividend period, specifying the first and last days thereof and the maximum rate for such special dividend period and (B) that the Fund will by 3:00 P.M., New York City time, on the second business day next preceding the first day of such special dividend period, notify the auction agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such special dividend period, subject to the terms of any specific redemption provisions, or (y) its determination not to proceed with such special dividend period, in which latter event the succeeding dividend period shall be a standard dividend period. No later than 3:00 P.M., New York City time, on the second business day next preceding the first day of any proposed special dividend period, the Fund shall deliver to the auction agent, who will promptly deliver to the Broker-Dealers and existing holders, either:

          (i) a notice of special dividend period stating (A) that the Fund has determined to designate the next succeeding dividend period as a special dividend period, specifying the first and last days thereof and (B) the terms of any specific redemption provisions; or

          (ii) a notice of special dividend period stating that the Fund has determined not to exercise its option to designate a special dividend period.

     If the Fund fails to deliver either such notice of special dividend period to the auction agent by 3:00 P.M., New York City time, on the second business day next preceding the first day of such proposed special dividend period, the Fund shall be deemed to have delivered a notice to the auction agent with respect to such dividend period to the effect set forth in clause (ii) above, thereby resulting in a standard dividend period.

     In addition, the Board of Trustees may amend the dividend periods of one or more series of Preferred Shares on a permanent basis.

VOTING RIGHTS

     Except as noted below, the Fund's common shares and Preferred Shares have equal voting rights of one vote per share and vote together as a single class. In elections of trustees, the holders of Preferred Shares, as a separate class, vote to elect two trustees. The Board of Trustees will determine to which class or classes the trustees elected by the holders of Preferred Shares will be assigned. The holders of the Preferred Shares shall only be entitled to elect the trustees so designated when their term shall have expired. Such trustees appointed by the holders of Preferred Shares will be allocated as evenly as possible among the classes of trustees. The holders of the common shares and holders of Preferred Shares vote together as a single class to elect the remaining trustees. In addition, during any period in which the Fund has not paid dividends on the Preferred Shares in an amount equal to two full years dividends ("Voting Period"), the holders of Preferred Shares, voting as a single class, are entitled to elect (in addition to the two trustees set forth above) the smallest number of additional trustees as is necessary to ensure that a majority of the trustees has been elected by the holders of Preferred Shares. The holders of Preferred Shares will continue to have these rights until all dividends in arrears have been paid or otherwise provided for.

     In an instance when the Fund has not paid dividends as set forth in the immediately preceding paragraph, the terms of office of all persons who are trustees of the Fund at the time of the commencement of a Voting Period will continue, notwithstanding the election by the holders of the Preferred Shares of the number of trustees that such holders are entitled to elect. The persons elected by the holders of the Preferred Shares, together with the incumbent trustees, will constitute the duly elected trustees of the Fund. When all dividends in arrears on the Preferred Shares have been paid or provided for, the terms of office of the additional trustees elected by the holders of the Preferred Shares will terminate.

     So long as any of the Preferred Shares are outstanding, the Fund will not, without the affirmative vote of the holders of a majority of the outstanding Preferred Shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action; (ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's paying agent and the auction agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money, except the Fund may borrow as may be permitted by the Fund's investment restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase will not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding valuation date.

     In addition, the affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares is required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's fundamental investment restrictions described under "Investment Restrictions" in the Statement of Additional Information and changes in the Fund's subclassification as a closed-end investment company. The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding Preferred Shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Fund's shares of beneficial interest. For purposes of the foregoing, no matter will be deemed to adversely affect any rights, preference or power unless such matter
(i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this paragraph will in each case be in addition to a separate vote of the requisite percentage of common shares and/or preferred shares necessary to authorize the action in question.

     The common shares and the Preferred Shares also will vote separately to the extent otherwise required under Delaware law or the 1940 Act as in effect from time to time. The class votes of holders of Preferred Shares described above will in each case be in addition to any separate vote of the requisite percentage of common shares and Preferred Shares, voting together as a single class, necessary to authorize the action in question.

     For purpose of any right of the holders of Preferred Shares to vote on any matter, whether the right is created by the Agreement and Declaration of Trust, by statute or otherwise, a holder of a Preferred Share is not entitled to vote and the Preferred Shares will not be deemed to be outstanding for the purpose of voting or determining the number of Preferred Shares required to constitute a quorum, if prior to or concurrently with a determination of the Preferred Shares entitled to vote or of Preferred Shares deemed outstanding for quorum purposes, as the case may be, a notice of redemption was given in respect of those Preferred Shares and sufficient deposit securities for the redemption of those Preferred Shares were deposited.

RATING AGENCY GUIDELINES

     The Fund is required under Fitch and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Preferred Shares Basic Maintenance Amount (as defined below). Fitch and S&P have each established separate guidelines for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of discounted value (as defined by the rating agency). The Fitch and S&P guidelines also impose certain diversification requirements on the Fund's overall portfolio. The "Preferred Shares Basic Maintenance Amount" means as of any valuation date the dollar amount equal to:

          (i) the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective applicable rates (whether or not earned or declared) to (but not including) the first respective dividend payment dates for Preferred Shares outstanding that follow such valuation date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such valuation date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective dividend payment date therefore through the 42nd day after such valuation date, at the maximum rate (calculated as if such valuation date were the auction date for the dividend period commencing on such dividend payment date) for a standard dividend period of shares of such series to commence on such dividend payment date, assuming, solely for purposes of the foregoing, that if on such valuation date the Fund shall have delivered a notice of special dividend period to the auction agent pursuant to
     Section 4(b) of Part I of the Statement with respect to shares of such series, such maximum rate shall be the maximum rate for the special dividend period of shares of such series to commence on such dividend payment date (except that (1) if such valuation date occurs at a time when a failure to deposit (or, in the case of preferred shares other than Preferred Shares, a failure similar to a failure to deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the applicable rate in effect immediately prior to such dividend payment date will remain in effect (or, in the case of preferred shares other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such applicable rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such valuation date; (E) the amount of any indebtedness or obligations of the Fund senior in right of payments to the Preferred Shares; and (F) any current liabilities as of such valuation date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for portfolio securities purchased as of such valuation date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) though
     (i)(F) became payable, otherwise the S&P discounted value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of
     (i)(A) through (i)(F).

     The Fund also is required under rating agency guidelines to maintain, with respect to the Preferred Shares, as of the last business day of each month in which Preferred Shares are outstanding, asset coverage of at least 200% with respect to senior securities that are shares of the Fund, including the Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities that are shares of a closed-end investment company as a condition of declaring dividends on its Common Shares) ("1940 Act Preferred Shares Asset Coverage"). Fitch and S&P have agreed that the auditors must certify annually the asset coverage test on a date randomly selected by the auditors. Based on the Fund's assets and liabilities as of December 14, 2005, and assuming the issuance of all Preferred Shares offered hereby and the use of the proceeds as intended, the 1940 Act Preferred Shares Asset Coverage with respect to Preferred Shares would be computed as follows:

Value of Fund assets less liabilities not constituting senior securities
--------------------------------------------------------------------------------             $177,138,911
                                                                                     =       ------------      =           300%
Senior securities representing indebtedness plus liquidation value of                        $ 59,000,000
  the Preferred Shares

     If the Fund does not timely cure a failure to maintain (1) a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount or
(2) the 1940 Act Preferred Shares Asset Coverage, in each case in accordance with the requirements of the rating agency or agencies then rating the Preferred Shares, the Fund will be required to redeem Preferred Shares as described below under "-- Redemption."

     The Fund may, but is not required to, adopt any modifications to the guidelines that may hereafter be established by Fitch and S&P. Failure to adopt any such modifications, however, may result in a change or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the Preferred Shares may, at any time, change or withdraw any such rating. The Board of Trustees may, without shareholder approval, amend, alter, add to or repeal any or all of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines in the event the Fund receives written confirmation from Fitch or S&P, or both, as appropriate, that any such change would not impair the ratings then assigned by Fitch and S&P to the Preferred Shares.

     The Board of Trustees may amend the definition of standard dividend period to change the dividend period with respect to one or more series without the vote or consent of the holders of the Preferred Shares.

     As described by Fitch and S&P, the Preferred Shares rating is an assessment of the capacity and willingness of the Fund to pay Preferred Shares' obligations. The ratings on the Preferred Shares are not recommendations to purchase, hold or sell the Preferred Shares, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of the Preferred Shares will be able to sell such shares in an auction or otherwise. The ratings are based on current information furnished to Fitch and S&P by the Fund and Calamos and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

     The rating agency guidelines will apply to the Preferred Shares only so long as such rating agency is rating these shares. The Fund will pay fees to Fitch and S&P for rating the Preferred Shares.

     The Fund shall deliver to the auction agent and each rating agency a certificate which sets forth a determination regarding the Preferred Shares Basic Maintenance Amount (a "Preferred Shares Basic Maintenance Certificate") as of (A) within seven business days after the Date of Original Issue, (B) the last valuation date of each month, (C) any date requested by any rating agency, (D) a business day on or before any asset coverage cure date relating to the Fund's cure of a failure to meet the Preferred Shares Basic Maintenance Amount test,
(E) any day that common shares or Preferred Shares are redeemed, and (F) any day the Fitch eligible assets have an aggregate discounted value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of (A) above on or before the seventh business day after the date of original issue and in the case of (B)-(F) above on or before the seventh business day after the relevant valuation date or asset coverage cure date.

     The Fund shall deliver to the auction agent and each rating agency a certificate which sets forth a determination regarding the 1940 Act Preferred Shares Asset Coverage (a "1940 Act Preferred Shares Asset Coverage Certificate")
(i) as of the date of original issue, and (ii) as of (A) the last valuation date of each quarter thereafter, and (B) as of a business day on or before any asset coverage cure date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh business day after the date of original issue and in the case of clause (ii) on or before the seventh business day after the relevant valuation date or the asset coverage cure date. The certificates required by the Statement may be combined into a single certificate.

     Within ten business days of the date of original issue, the Fund shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Fund's independent auditors (an "Auditor's Certificate") regarding the accuracy of the calculations made by the Fund in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Fund on or before the seventh business day after the date of original issue. Within ten business days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last valuation date of each fiscal year of the Fund, the Fund will deliver to the auction agent and each rating agency an Auditor's Certificate regarding the accuracy of the calculations made by the Fund in such certificates. In addition, the Fund will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Fund on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an asset coverage cure date within ten days after the relevant asset coverage cure date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent auditors will be conclusive and binding on the Fund.

REDEMPTION

     MANDATORY REDEMPTION. If the Fund does not timely cure a failure to (1) maintain a discounted value of its portfolio equal to the Preferred Shares Basic Maintenance Amount, (2) maintain the 1940 Act Preferred Shares Asset Coverage, or (3) file a required certificate related to asset coverage on time, the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor in accordance with the Statement and applicable law, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption and in certain cases a redemption premium. Any such redemption will be limited to the number of Preferred Shares necessary to restore the required discounted value or the 1940 Act Preferred Shares Asset Coverage, as the case may be.

     In determining the number of Preferred Shares required to be redeemed in accordance with the foregoing, the Fund will allocate the number of shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount or the 1940 Act Preferred Shares Asset Coverage, as the case may be, prorata among the Preferred Shares of the Fund and any other preferred shares of the Fund, subject to redemption or retirement. If fewer than all outstanding shares of any series are, as a result, to be redeemed, the Fund may redeem such shares prorata, by lot or other method that it deems fair and equitable.

     OPTIONAL REDEMPTION. After the initial dividend period, to the extent permitted under the 1940 Act and Delaware law, the Fund may, at its option, redeem, in whole or in part, Preferred Shares having a dividend period of one year or less on the business day after the last day of such dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice. The redemption price per share will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Preferred Shares having a dividend period of more than one year are redeemable at the option of the Fund, in whole or in part, on any business day prior to the end of the relevant dividend period upon not less than 15 calendar days and not more than 40 calendar days prior notice, subject to any specific redemption provisions, which may include the payment of redemption premiums to the extent required under any applicable specific redemption provisions. The Fund will not make any optional redemption unless (i) the Fund has available certain deposit securities with maturities or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to holders of the Preferred Shares by reason of the redemption of the Preferred Shares on such date fixed for the redemption and (ii) the Fund has eligible assets with an aggregate discounted value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption.

     Notwithstanding the foregoing, Preferred Shares may not be redeemed at the option of the Fund unless all dividends in arrears on the outstanding Preferred Shares, and any other outstanding preferred shares, have been or are being contemporaneously paid or set aside for payment. This would not prevent the lawful purchase or exchange offer for Preferred Shares made on the same terms to holders of all outstanding preferred shares.

LIQUIDATION

     Subject to the rights of holders of any series or class or classes of shares ranking on a parity with Preferred Shares with respect to the distribution of assets upon liquidation of the Fund, upon a liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the holders of Preferred Shares then outstanding will be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, after claims of creditors but before any payment or distribution is made on the common shares or any other shares of beneficial interest of the Fund ranking junior to the Preferred Shares, an amount equal to the liquidation preference with respect to such shares ($25,000 per share), plus an amount equal to all unpaid dividends thereon (whether or not declared by the Fund, but excluding the interest thereon) accrued to and including the date fixed for such distribution in connection with the liquidation of the Fund. After the payment to the holders of Preferred Shares of the full preferential amounts provided for as described herein, the holders of Preferred Shares as such will have no right or claim to any of the remaining assets of the Fund.

     If, upon any such liquidation, dissolution or winding up of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding Preferred Shares, including each series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding Preferred Shares, including each series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding Preferred Shares, including each series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of common shares or any shares of beneficial interest of the Fund ranking junior to the Preferred Shares as to liquidation.

     Neither the consolidation nor merger of the Fund with or into any other business entity, nor the sale, lease, exchange or transfer by the Fund of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Fund for purposes of the foregoing paragraph.

                                  THE AUCTION

GENERAL

     The Statement provides that, except as otherwise described in this prospectus, the applicable rate for the Preferred Shares for each dividend period after the initial dividend period will be the rate that results from an auction conducted as set forth in the Statement and summarized below. In such an auction, persons determine to hold or offer to sell or, based on dividend rates bid by them, offer to purchase or sell Preferred Shares. See the Statement included in the Statement of Additional Information for a more complete description of the auction process.

     AUCTION AGENCY AGREEMENT. The Fund will enter into an auction agency agreement with the auction agent (currently, The Bank of New York) which provides, among other things, that the auction agent will follow the auction procedures to determine the applicable rate for Preferred Shares, so long as the applicable rate for Preferred Shares is to be based on the results of an auction.

     The auction agent may terminate the auction agency agreement upon notice to the Fund no earlier than 45 days after the delivery of such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that, prior to such removal, the Fund has entered into such an agreement with a successor auction agent.

     BROKER-DEALER AGREEMENTS. Each auction requires the participation of one or more Broker-Dealers. The auction agent will enter into agreements with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in auctions for Preferred Shares.

     The auction agent will pay to each Broker-Dealer after each auction from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% of the liquidation preference ($25,000 per share) of the Preferred Shares held by that Broker-Dealer's customer upon settlement in an auction. The Fund may request that the auction agent terminate one or more Broker-Dealer agreements at any time upon five days' notice, provided that at least one Broker-Dealer agreement is in effect after termination of the agreement.

AUCTION PROCEDURES

     Prior to the submission deadline on each auction date for the Preferred Shares, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the auction agent) as a beneficial owner of Preferred Shares may submit the following types of orders with respect to shares of such series of Preferred Shares to that Broker-Dealer:

     1. Hold Order -- indicating its desire to hold Preferred Shares without regard to the applicable rate for the next dividend period.

     2. Bid -- indicating its desire to sell shares of such series at $25,000 per share if the applicable rate for shares of such series for the next dividend period is less than the rate or spread specified in the bid.

     3. Sell Order -- indicating its desire to sell shares of such series at $25,000 per share without regard to the applicable rate for shares of such series for the next dividend period.

     A beneficial owner of Preferred Shares may submit different types of orders to its Broker-Dealer with respect to Preferred Shares then held by the beneficial owner. A beneficial owner that submits a bid to its Broker-Dealer having a rate higher than the maximum rate on the auction date will be treated as having submitted a sell order to its Broker-Dealer. A beneficial owner that fails to submit an order to its Broker-Dealer will ordinarily be deemed to have submitted a hold order to its Broker-Dealer. However, if a beneficial owner fails to submit an order for some or all of its shares to its Broker-Dealer for an auction relating to a dividend period of more than 91 days, such beneficial owner will be deemed to have submitted a sell order for such shares to its Broker-Dealer. A sell order constitutes an irrevocable offer to sell the Preferred Shares subject to the sell order. A beneficial owner that offers to become the beneficial owner of additional Preferred Shares is, for the purposes of such offer, a potential holder as discussed below.

     A potential holder is either a customer of a Broker-Dealer that is not a beneficial owner of Preferred Shares but that wishes to purchase shares of such series or that is a beneficial owner of shares of such series that wishes to purchase additional shares of such series. A potential holder may submit bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the applicable rate for the next dividend period is not less than the specified rate in such bid. A bid placed by a potential holder specifying a rate higher than the maximum rate for shares of such series on the auction date will not be accepted.

     The Broker-Dealers in turn will submit the orders of their respective customers who are beneficial owners and potential holders to the auction agent. They will designate themselves (unless otherwise permitted by the Fund) as existing holders of shares subject to orders submitted or deemed submitted to them by beneficial owners. They will designate themselves as potential holders of shares subject to orders submitted to them by potential beneficial owners. However, neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to comply with these procedures. Any order placed with the auction agent by a Broker-Dealer as or on behalf of an existing holder or a potential holder will be treated the same way as an order placed with a Broker-Dealer by a beneficial owner or potential holder. Similarly, any failure by a Broker-Dealer to submit to the auction agent an order for any Preferred Shares held by it or customers who are beneficial owners will be treated as a beneficial owner's failure to submit to its Broker-Dealer an order in respect of Preferred Shares held by it. A Broker-Dealer may also submit orders to the auction agent for its own account as an existing holder or potential holder, provided it is not an affiliate of the Fund.

     There are sufficient clearing bids in an auction if the number of shares subject to bids submitted or deemed submitted to the auction agent by Broker-Dealers for potential holders with rates or spreads equal to or lower than the maximum rate is at least equal to the number of shares of such series subject to sell orders and the number of shares of such series subject to bids specifying rates or spreads higher than the maximum rate for such series submitted or deemed submitted to the auction agent by Broker-Dealers for existing holders of such series. If there are sufficient clearing bids, the applicable rate for shares of such series for the next succeeding dividend period thereof will be the lowest rate specified in the submitted bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of existing holders and potential holders, would result in existing holders and potential holders owning the shares of such series available for purchase in the auction.

     If there are not sufficient clearing bids for such series, the applicable rate for the next dividend period will be the maximum rate on the auction date. However, if the Fund has declared a special dividend period and there are not sufficient clearing bids, the election of a special dividend period will not be effective and the applicable rate for the next dividend period will be the same as during the current dividend period. If there are not sufficient clearing bids, beneficial owners of Preferred Shares that have submitted or are deemed to have submitted sell orders may not be able to sell in the auction all shares subject to such sell orders. If all of the outstanding Preferred Shares are the subject of submitted hold orders, then the dividend period following the auction will automatically be the same length as the preceding dividend period and the applicable rate for the next dividend period will be the all hold rate. The all hold rate is 80% of the applicable Reference Rate.

     The auction procedures include a pro rata allocation of shares for purchase and sale which may result in an existing holder continuing to hold or selling, or a potential holder purchasing, a number of Preferred Shares that is different than the number of shares specified in its order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as existing holders or potential holders in respect of customer orders will be required to make appropriate prorata allocations among their respective customers.

     Settlement of purchases and sales will be made on the next business day (which is also a dividend payment date) after the auction date through DTC. Purchasers will make payment through their agent members in same-day funds to DTC against delivery to their respective agent members. DTC will make payment to the sellers' agent members in accordance with DTC's normal procedures, which now provide for payment against delivery by their agent members in same-day funds.

     The auctions for Series T Preferred Shares will normally be held every seven days. Each subsequent dividend period will normally begin on the following business day.

     If an auction date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the auction agent is not able to conduct an auction in accordance with the auction procedures for any reason, then the applicable rate for the next dividend period will be the applicable rate determined on the previous auction date.

     If a dividend payment date is not a business day because the New York Stock Exchange is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

     - the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, can pay the dividend;

     - the affected dividend period will end on the day it otherwise would have ended; and

     - the next dividend period will begin and end on the dates on which it otherwise would have begun and ended.

     The following is a simplified example of how a typical auction works. Assume that the Fund has 1,000 outstanding Preferred Shares and three existing holders. The three existing holders and three potential holders submit orders through Broker-Dealers at the auction:

Existing Holder A                   Owns 500 shares, wants to sell all   Bid order of 4.1% rate
                                    500 shares if auction rate is less   for 500 shares
                                    than 4.1%
Existing Holder B                   Owns 300 shares, wants to hold       Hold order -- will
                                                                         take the auction rate
Existing Holder C                   Owns 200 shares, wants to sell all   Bid order of 3.9% rate
                                    200 shares if auction rate is less   for 200 shares
                                    than 3.9%
Potential Holder D                  Wants to buy 200 shares              Places order to buy at
                                                                         or above 4.0%
Potential Holder E                  Wants to buy 300 shares              Places order to buy at
                                                                         or above 3.9%
Potential Holder F                  Wants to buy 200 shares              Places order to buy at
                                                                         or above 4.1%

     The lowest dividend rate that will result in all 1,000 Preferred Shares continuing to be held is 4.0% (the offer by D). Therefore, the dividend rate will be 4.0%. Existing holders B and C will continue to own their shares. Existing holder A will sell its shares because A's dividend rate bid was higher than the dividend rate. Potential holder D will buy 200 shares and potential holder E will buy 300 shares because their bid rates were at or below the dividend rate. Potential holder F will not buy any shares because its bid rate was above the dividend rate.

SECONDARY MARKET TRADING AND TRANSFER OF PREFERRED SHARES

     The underwriters are not required to make a market in the Preferred Shares. The Broker-Dealers (including the underwriters) may maintain a secondary trading market for outside of auctions, but they are not required to do so. There can be no assurance that a secondary trading market for Preferred Shares will develop or, if it does develop, that it will provide owners with liquidity of investment. Preferred Shares will not be registered on any stock exchange or on the Nasdaq market.

     Investors who purchase Preferred Shares in an auction for a special dividend period should note that because the dividend rate on such shares will be fixed for the length of that dividend period, the value of such shares may fluctuate in response to the changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next auction thereof, depending on market conditions.

     A beneficial owner or an existing holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only:

     - pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures;

     - to a Broker-Dealer; or

     - to such other persons as may be permitted by the Fund; provided, however, that (x) if you hold your Preferred Shares in the name of a Broker-Dealer, a sale or transfer of your Preferred Shares to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the Preferred Shares immediately after the transaction and (y) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

     Further description of the auction procedures can be found in the Statement.

                           DESCRIPTION OF BORROWINGS

     The Agreement and Declaration of Trust authorizes the Fund, without prior approval of holders of common and preferred shares, including Preferred Shares, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

     LIMITATIONS. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any such Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

     DISTRIBUTION PREFERENCE. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Preferred Shares shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Preferred Shares shareholders in certain circumstances.

     VOTING RIGHTS. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including Preferred Shares.

     The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust.

                          DESCRIPTION OF COMMON SHARES

     The Fund is authorized to issue an unlimited number of common shares, without par value. The Board of Trustees is authorized, however, to classify and reclassify any unissued shares into one or more additional classes or series of shares. The Board of Trustees may establish such series or class, including preferred shares, from time to time by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares and pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any existing class or series. The Board of Trustees, without shareholder approval, is authorized to amend the Agreement and Declaration of Trust and By-laws to reflect the terms of any such class or series.

     Common shares, when issued and outstanding, will be fully paid and non-assessable. Common shareholders are entitled to share prorata in the net assets of the Fund available for distribution to common shareholders upon liquidation of the Fund. Common shareholders are entitled to one vote for each share held.

     So long as any Preferred Shares of the Fund are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the Fund unless all accumulated dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions.

     The common shares are listed on the New York Stock Exchange under the ticker symbol "CGO".

                        U.S. FEDERAL INCOME TAX MATTERS

     The following is a description of certain U.S. federal income tax consequences to a shareholder that acquires, holds and/or disposes of Preferred Shares of the Fund. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS, possibly with retroactive effect. No attempt is made to present a detailed explanation of U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. In addition, no attempt is made to present state, local or foreign tax concerns or tax concerns applicable to an investor with a special tax status such as a financial institutional or non-U.S. investors. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE THE TAX CONSEQUENCES TO THEM BEFORE INVESTING IN THE FUND.

     The Fund intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on income and capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate rates (currently at the maximum effective rate of 35%) on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

     Under the Code, the Fund will generally be subject to a nondeductible 4% federal excise tax on the portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to this excise tax.

     If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as an ordinary corporation subject to U.S. federal income tax and distributions to its shareholders would not be deducted by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders and for treatment as "qualified dividend income" eligible for reduced rates of federal income taxation in taxable years beginning on or before December 31, 2008 for individual and other non-corporate shareholders.

     It is anticipated that Preferred Shares will constitute stock of the Fund, and thus distributions with respect to Preferred Shares (other than capital gain distributions and distributions in redemption of Preferred Shares subject to
Section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders and a portion of such dividends, if any, may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to "qualified dividend income" received by individual and other noncorporate shareholders under Section 1(h)(11) of the Code. Dividends designated by the Fund as capital gain distributions will be treated as long-term capital gains in the hands of holders regardless of the length of time such holders have held their shares. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder's basis in the Preferred Shares and, thereafter, as capital gain. The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains). Accordingly, the Fund intends to designate distributions made with respect to Preferred Shares as ordinary income, capital gain distributions, dividends qualifying for the dividend's received deduction, if any, and "qualified dividend income," if any, in proportion to the Preferred Shares' share of total dividends paid during the year. See "U.S. Federal Income Tax Matters" in the Statement of Additional Information.

     If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate share of such undistributed amount and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed to have been paid by the shareholders.

     Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert tax-advantaged, long-term capital gains and qualified dividend income into higher taxed short-term capital gain or ordinary income,
(iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur, and
(vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

     Dividends, interest and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholdings or other foreign taxes. If applicable, the Fund may make an election under the Code to pass through such taxes to shareholders of the Fund. If such an election is not made, any foreign taxes paid or accrued by the Fund will represent an expense of the Fund. If an election is made, shareholders will generally be able to claim a credit or deduction on their federal income tax return for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of the taxes paid by the Fund to foreign countries with respect to such income.

     Sales and other dispositions of the Preferred Shares are taxable events for shareholders that are subject to federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Preferred Shares is properly treated as a sale for U.S. federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under the "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments.

     The Fund is required in certain circumstances to backup withhold at a rate of 28% on reportable payments including dividends, capital gain distributions and proceeds of sales or other dispositions of the Preferred Shares paid to certain holders of the Preferred Shares who do not furnish the Fund with their correct social security number or other taxpayer identification number and certain other tax certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

     Non-U.S. Shareholders of the Fund, including shareholders who, with respect to the United States, are nonresident alien individuals, may be subject to U.S. withholding tax on certain dividends and distributors at a rate of 30% or such lower rates as may be prescribed by an applicable treaty.

     THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUND AND ITS SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUND CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, FOREIGN, STATE, AND LOCAL INCOME OR OTHER TAXES.

                    CERTAIN PROVISIONS OF THE AGREEMENT AND
                        DECLARATION OF TRUST AND BY-LAWS

     The Fund's Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions, however, have the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered these provisions and concluded that they are in the best interests of the Fund.

     The Board of Trustees is divided into three classes. The terms of the Trustees of the different classes are staggered. A Trustee may be removed from office with or without cause by a vote of at least a majority of the then Trustees if such removal is approved by the holders of at least 75% of the shares entitled to vote with respect to the election of such Trustee and present in person or by proxy at a meeting of shareholders called for such purpose.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote of at least 75% of the outstanding shares entitled to vote on the matter for the Fund to merge or consolidate with any other corporation, association, trust or other organization or to sell, lease or exchange all or substantially all of the Fund's assets; unless such action has been approved by the affirmative vote of at least 75% of the Trustees then in office, in which case, the affirmative vote of a majority of the outstanding shares entitled to vote on the matter is required.

     In addition, conversion of the Fund to an open-end investment company would require an amendment to the Fund's Agreement and Declaration of Trust. Such an amendment would require the favorable vote of a majority of the then Trustees followed by a favorable vote of the holders of at least 75% of the shares entitled to vote on the matter, voting as separate classes or series (or a majority of such shares if the amendment was previously approved by 75% of the Trustees). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. The Fund would be required to redeem all of its outstanding Preferred Shares prior to its conversion to an open-end investment company.

     Under the 1940 Act, shareholders of an open-end investment company may require the company to redeem their shares of common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on the New York Stock Exchange. Conversion to an open-end investment company would also require changes in certain of the Fund's investment policies and restrictions.

     In addition, the Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the then Trustees followed by the affirmative vote or consent of the holders of at least 75% of the shares of each affected class or series of the Fund outstanding, voting separately as a class or series, to approve, adopt or authorize certain transactions with a Principal Shareholder, unless the transaction has been approved by at least 75% of the Trustees, in which case a majority of the outstanding shares entitled to vote shall be required. For purposes of these provisions, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

     - the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

     - the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to an automatic dividend reinvestment plan); or

     - the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a 12-month period.

     The Fund may be terminated by the affirmative vote of not less than 75% of the Trustees then in office by written notice to the shareholders.

     The Agreement and Declaration of Trust and By-Laws provide that the Board of Trustees has the power to make, alter or repeal any of the By-Laws except for any By-Law that requires a vote of the shareholders to be amended, adopted or repealed by the terms of the Agreement and Declaration of Trust, By-Laws or law. Neither this provision of the Agreement and Declaration of Trust, nor any of the foregoing provisions thereof requiring the affirmative vote of 75% of outstanding shares of the Fund, can be amended or repealed except by the vote of such required number of shares.

     With respect to proposals by shareholders submitted outside the process of Rule 14a-8 of the Securities Exchange Act of 1934, the Fund's By-Laws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business that is a proper matter for action by shareholders at an annual meeting of shareholders. With respect to an annual meeting following the first annual meeting of shareholders, notice of any such nomination or business must be delivered to the principal executive offices of the Fund not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the date of mailing of the notice for the prior year's annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the By-Laws.

                   CUSTODIAN, AUCTION AGENT, TRANSFER AGENT,
                      DIVIDEND PAYING AGENT AND REGISTRAR

     The Fund's securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The Bank of New York is also the transfer agent, dividend paying agent and registrar for the Fund's common shares and the Preferred Shares. In addition, The Bank of New York is the auction agent with respect to the Preferred Shares.

                                  UNDERWRITING

     Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus, the underwriter named below has agreed to purchase, and the Fund has agreed to sell to that underwriter, the number of Preferred Shares set forth opposite the underwriter's name.

                                                                 NUMBER OF
UNDERWRITER                                                   PREFERRED SHARES
-----------                                                   ----------------
Citigroup Global Markets Inc. ..............................
     Total..................................................

     The underwriting agreement provides that the obligations of the underwriter to purchase the Preferred Shares included in this offering are subject to approval of certain legal matters by counsel and to other conditions. The underwriter is obligated to purchase all the Preferred Shares if it purchases any of the Preferred Shares.

     The underwriter proposes to offer some of the Preferred Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Preferred Shares to dealers at the public offering
price less a concession not to exceed $     per Preferred Share. The sales load
the Fund will pay of $     per Preferred Share is equal to   % of the initial
offering price. The underwriter may allow, and dealers may reallow, a concession
not to exceed $     per Preferred Share on sales to other dealers. After the
initial offering of the Preferred Shares to the public, the underwriter may change the public offering price and the other selling terms. Investors must pay
for any Preferred Shares purchased on or before           , 2006.

     The following table shows the sales load that the Fund will pay to the underwriter in connection with this offering.

                                                              PAID BY THE FUND
                                                              ----------------
Per Share...................................................      $
Total.......................................................      $

     The Fund estimates that its total expenses for this offering will be
$     .

     The Fund and Calamos have agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc., dispose of or hedge any senior securities (as defined in the 1940 Act) of the Fund, or any securities convertible into or exchangeable for senior securities. Citigroup Global Markets Inc., in its sole discretion, may release any of the securities subject to the lock-up agreements at any time without notice.

     The Fund and Calamos have each agreed to indemnify the underwriter against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriter may be required to make because of any of those liabilities. Any indemnification by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

     A prospectus in electronic format may be made available on the website maintained by the underwriter.

     The Fund anticipates that from time to time, the underwriter may act as a broker or dealer in connection with the execution of the Fund's portfolio transactions after it has ceased to be an underwriter and, subject to certain restrictions, may act as a broker while it is an underwriter.

     The Fund anticipates that the underwriter or certain of its affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

     The underwriter has advised the Fund that the underwriter and various other Broker-Dealers and other firms that participate in the auction rate securities market received letters from the staff of the

Commission in the spring of 2004. The letters requested that each of these firms voluntarily conduct an investigation regarding its respective practices and procedures in that market. Pursuant to these requests, the underwriter conducted its own voluntary review and reported its findings to the Commission staff. At the Commission staff's request, the underwriter is engaging in discussions with the Commission staff concerning its inquiry. Neither the underwriter nor the Fund can predict the ultimate outcome of the inquiry or how that outcome will affect the market for auction rate securities or the auctions.

     The underwriter has performed investment banking and advisory services for Calamos and its affiliates from time to time, for which it has received customary fees and expenses. The underwriter may, from time to time, engage in transactions with or perform services for Calamos and its affiliates in the ordinary course of business.

     The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013.

                                 LEGAL OPINIONS

     Bell, Boyd & Lloyd LLC, Chicago, Illinois, serves as counsel to the Fund and to the non-interested Trustees. Vedder, Price, Kaufman & Kammholz, P.C. ("Vedder Price"), Chicago, Illinois, which is serving as special counsel to the Fund in connection with the offering, will pass on the legality of the shares offered hereby. Vedder Price is also counsel to Calamos. Certain matters will be passed upon for the underwriter by Simpson Thacher & Bartlett LLP, New York, New York. Vedder Price and Simpson Thacher & Bartlett LLP may rely on the opinion of Morris, Nichols, Arsht & Tunnell, Wilmington, Delaware for certain matters of Delaware law.

                             AVAILABLE INFORMATION

     The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. These documents can be inspected and copied for a fee at the SEC's public reference room, 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

     This prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

     Additional information about the Fund and Preferred Shares can be found in the Fund's registration statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains the Fund's registration statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934.

         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Use of Proceeds.............................................    S-2
Investment Objective and Policies...........................    S-2
Investment Restrictions.....................................   S-25
Management of the Fund......................................   S-26
Portfolio Managers..........................................   S-35
Portfolio Transactions......................................   S-38
Net Asset Value.............................................   S-38
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   S-39
Repurchase of Common Shares.................................   S-40
U.S. Federal Income Tax Matters.............................   S-42
Custodian, Transfer Agent, Dividend Paying Agent and
  Registrar.................................................   S-48
Experts.....................................................   S-48
Additional Information......................................   S-48
Financial Statement and Independent Auditors' Report........    F-1
Appendix A -- Statement of Preferences of Auction Rate
  Cumulative Preferred Shares...............................    A-1
Appendix B -- Description of Ratings........................    B-1

                                  $59,000,000

                        CALAMOS GLOBAL TOTAL RETURN FUND

                                PREFERRED SHARES

                             2,360 SHARES, SERIES T

                                  ------------
                                   PROSPECTUS
                                          , 2006
                                  ------------

                                   CITIGROUP

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.



                  SUBJECT TO COMPLETION, DATED JANUARY 3, 2006


                        CALAMOS GLOBAL TOTAL RETURN FUND

                       STATEMENT OF ADDITIONAL INFORMATION
         Calamos Global Total Return Fund (the "Fund") is a recently organized, diversified, closed-end management investment company. This Statement of Additional Information relating to Preferred Shares ("Preferred Shares") does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated _____ __, 2006. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-800-582-6959. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the same meanings ascribed to them in the prospectus or the Statement of Preferences of Auction Rate Cumulative Preferred Shares (the "Statement") attached as Appendix A.
            TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION



Use of Proceeds.............................................    S-2
Investment Objective and Policies...........................    S-2
Investment Restrictions.....................................   S-25
Management of the Fund......................................   S-26
Portfolio Managers..........................................   S-35
Portfolio Transactions......................................   S-38
Net Asset Value.............................................   S-38
Additional Information Concerning the Auctions for Preferred
  Shares....................................................   S-39
Repurchase of Common Shares.................................   S-40
U.S. Federal Income Tax Matters.............................   S-42
Custodian, Transfer Agent, Dividend Paying Agent and
  Registrar.................................................   S-48
Experts.....................................................   S-48
Additional Information......................................   S-48
Financial Statement and Independent Auditors' Report........    F-1
Appendix A - Statement of Preferences of Auction Rate
  Cumulative Preferred Shares...............................    A-1
Appendix B - Description of Ratings.........................    B-1

      This Statement of Additional Information is dated ________ __, 2006.

                                USE OF PROCEEDS

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below and in the Prospectus. It is presently anticipated that the Fund will invest substantially all of the net proceeds in securities that meet the investment objective and policies within three months after completion of the offering. Pending such investment, the net proceeds may be invested in U.S. government securities and high-grade, short-term money market instruments. If necessary, the Fund may also purchase, as temporary investments, securities of other open- or closed-end investment companies that invest primarily the types of securities in which the Fund may invest directly.

                       INVESTMENT OBJECTIVE AND POLICIES

         The prospectus presents the investment objective and the principal investment strategies and risks of the Fund. This section supplements the disclosure in the Fund's prospectus and provides additional information on the Fund's investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Fund's assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's restrictions and policies.

         PRIMARY INVESTMENTS. Under normal circumstances, the Fund will invest primarily in a portfolio of equity securities, convertible securities and other income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. "Managed Assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). For this purpose the liquidation preference on any preferred shares will not constitute a liability.

         The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what the investment adviser, Calamos Advisors, LLC ("Calamos"), believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the portion of the portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

         FOREIGN SECURITIES. The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 30% of its managed assets in securities of foreign issuers; however, the Fund anticipates that ordinarily Calamos' investment process will result in the Fund investing at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. A foreign issuer is a company organized under the laws of a foreign country. For these purposes, foreign securities includes American Depositary Receipts ("ADRs") or securities guaranteed by a United States person, and foreign securities in the form of European Depositary Receipts ("EDRs"), Global Depositary
Receipts ("GDRs")
                                      S-2
or other securities representing underlying shares of foreign issuers. Positions in those securities are not necessarily denominated in the same currency as the common stocks into which they may be converted. ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts listed on the Luxembourg Stock Exchange evidencing a similar arrangement. GDRs are U.S. dollar-denominated receipts evidencing ownership of foreign securities. Generally, ADRs, in registered form, are designed for the U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in foreign securities markets. The Fund may invest in sponsored or unsponsored ADRs. In the case of an unsponsored ADR, the Fund is likely to bear its proportionate share of the expenses of the depository and it may have greater difficulty in receiving shareholder communications than it would have with a sponsored ADR. To the extent positions in portfolio securities are denominated in foreign currencies, the Fund's investment performance is affected by the strength or weakness of the U.S. dollar against those currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. (See discussion of transaction hedging and portfolio hedging below under "Currency Exchange Transactions.")

         Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; and sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements.

         Although the Fund intends to invest in companies and government securities of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect investment in these nations.

         The Fund may invest in the securities of emerging countries. The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Economies in individual emerging markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging market countries have experienced high rates of inflation for many years, which has had and may continue to have very negative effects on the economies and securities markets of those countries.

         An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints.

         Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         CURRENCY EXCHANGE TRANSACTIONS. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts ("forward contracts"). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers and broker-dealers, are not exchange traded, and are usually for less than one year, but may be renewed.

         Forward currency exchange transactions may involve currencies of the different countries in which the Fund may invest and serve as hedges against possible variations in the exchange rate between these currencies. Currency exchange transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions, except to the extent described below under "Synthetic Foreign Money Market Positions." Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or the receipt of dividends or interest thereon. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular foreign currency. Portfolio hedging allows the Fund to limit or reduce its exposure in a foreign currency by entering into a forward contract to sell such foreign currency (or another foreign currency that acts as a proxy for that currency) at a future date for a price payable in U.S. dollars so that the value of the foreign denominated portfolio securities can be approximately matched by a foreign denominated liability. The Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Fund. The Fund may not engage in "speculative" currency exchange transactions.

         If the Fund enters into a forward contract, the Fund's custodian will segregate liquid assets of the Fund having a value equal to the Fund's commitment under such forward contract. At the maturity of the forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to the contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency. It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines. Hedging transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         EQUITY SECURITIES. Equity securities include common and preferred stocks, warrants, rights, and depository receipts. Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). An investment in the equity securities of a company represents a proportionate ownership interest in that company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments.

         Preferred stocks involve credit risk, which is the risk that a preferred stock in the Fund's portfolio will decline in price or fail to make dividend payments when due because the issuer of the security experiences a decline in its financial status. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain circumstances to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for federal income tax purposes even though it is not currently receiving income from that stock. In certain varying circumstances, an issuer may redeem its preferred stock prior to a specified date in the event of certain tax or legal changes or at the issuer's call. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears for a specified number of periods.

         Equity securities of small and mid cap companies historically have been subject to greater investment risk than those of large companies. The risks generally associated with small and medium-sized companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of small and medium-sized company equity securities tend to be more volatile than prices of large company stocks. Further, the prices of small and medium-sized company equity securities are often adversely affected by limited trading volumes and the lack of publicly available information.

         DEBT SECURITIES. In pursuing its investment objective, the Fund may invest in convertible and non-convertible debt securities, including lower-rated securities (i.e., securities rated BB or lower by Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("S&P"), or Ba or lower by Moody's Investor Services, Inc. ("Moody's")) and securities that are not rated but are considered by Calamos to be of similar quality. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

         Securities rated BBB or Baa are considered to be medium grade and to have speculative characteristics. Lower-rated debt securities are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

         Achievement by the Fund of its investment objective will be more dependent on Calamos' credit analysis than would be the case if the Fund were investing in higher-quality debt securities. Because the ratings of rating services (which evaluate the safety of principal and interest payments, not market risks) are used only as preliminary indicators of investment quality, Calamos employs its own credit research and analysis. These analyses may take into consideration such quantitative factors as an issuer's present and potential liquidity, profitability, internal capability to generate funds, debt/equity ratio and debt servicing capabilities, and such qualitative factors as an assessment of management, industry characteristics, accounting methodology, and foreign business exposure.

         Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and the Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

         HIGH YIELD SECURITIES. The high yield securities in which the Fund invests are rated below investment grade (i.e. rated Ba or lower by Moody's or BB or lower by S&P) or are unrated but determined by Calamos to be of comparable quality.

         INVESTMENT IN HIGH YIELD SECURITIES INVOLVES SUBSTANTIAL RISK OF LOSS. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

         - increased price sensitivity to changing interest rates and to a deteriorating economic environment;

         - greater risk of loss due to default or declining credit quality;

         - adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

         - if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

         Securities rated below investment grade are speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of such securities. A rating of C from Moody's means that the issue so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. S&P assigns a rating of C to issues that are currently highly vulnerable to nonpayment, and the C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on the obligation are being continued (a C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying). See Appendix A to this statement of additional information for a description of Moody's and S&P's ratings.

         Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Similarly, down-turns in profitability in specific industries could adversely affect the ability of high yield issuers in that industry to meet their obligations. The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. Factors having an adverse impact on the market value of lower quality securities may have an adverse effect on the Fund's net asset value and the market value of its common shares. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

         The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor that may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. There are fewer dealers in the market for high yield securities than investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

         Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

         If the Fund invests in high yield securities that are rated C or below, the Fund will incur significant risk in addition to the risks associated with investments in high yield securities and corporate loans. Distressed securities frequently do not produce income while they are outstanding. The Fund may purchase distressed securities that are in default or the issuers of which are in bankruptcy. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investment.

         DISTRESSED SECURITIES. The Fund may, but currently does not intend to, invest up to 5% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody's or CC or lower by S&P) or which are unrated investments considered by Calamos to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund's participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

         LOANS. The Fund may invest up to 5% of its total assets in loan participations and other direct claims against a borrower. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (the "Commission").

         As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody's or BB or lower by S&P), or may be unrated investments considered by Calamos to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate. Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds, and therefore presents increased market risk relating to liquidity and pricing concerns.

         SYNTHETIC FOREIGN MONEY MARKET POSITIONS. The Fund may invest in money market instruments denominated in foreign currencies. In addition to, or in lieu of, such direct investment, the Fund may construct a synthetic foreign money market position by (a) purchasing a money market instrument denominated in one currency, generally U.S. dollars, and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. For example, a synthetic money market position in Japanese yen could be constructed by purchasing a U.S. dollar money market instrument, and entering concurrently into a forward contract to deliver a corresponding amount of U.S. dollars in exchange for Japanese yen on a specified date and at a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar money market instruments, a synthetic money market position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency and a concurrent construction of a synthetic position in such foreign currency, in terms of both income yield and gain or loss from changes in currency exchange rates, in general should be similar, but would not be identical because the components of the alternative investments would not be identical.

         DEBT OBLIGATIONS OF NON-U.S. GOVERNMENTS. An investment in debt obligations of non-U.S. governments and their political subdivisions (sovereign debt) involves special risks that are not present in corporate debt obligations. The non-U.S. issuer of the sovereign debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of U.S. issuers. In the past, certain non-U.S. countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

         A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient non-U.S. currency, the relative size of the debt service burden, the sovereign debtor's policy toward its principal international lenders and local political constraints.

         Sovereign debtors may also be dependent on expected disbursements from non-U.S. governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

         EURODOLLAR INSTRUMENTS AND SAMURAI AND YANKEE BONDS. The Fund may invest in Eurodollar instruments and Samurai and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Samurai bonds are yen-denominated bonds sold in Japan by non-Japanese issuers. Yankee bonds are U.S. dollar-denominated bonds typically issued in the U.S. by non-U.S. governments and their agencies and non-U.S. banks and corporations. The Fund may also invest in Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("Yankee CDs"). ECDs are U.S. dollar-denominated certificates of deposit issued by non-U.S. branches of domestic banks; ETDs are U.S. dollar-denominated deposits in a non-U.S. branch of a U.S. bank or in a non-U.S. bank; and Yankee CDs are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a non-U.S. bank and held in the U.S. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, non-U.S. withholding or other taxes, seizure of non-U.S. deposits, currency controls, interest limitations or other governmental restrictions that might affect payment of principal or interest.

         CONVERTIBLE SECURITIES. Convertible securities include any corporate debt security or preferred stock that may be converted into underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in non-convertible form.

         The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

         If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

         SYNTHETIC CONVERTIBLE INSTRUMENTS. Calamos may establish a "synthetic" convertible instrument by combining fixed income securities with the right to acquire equity securities. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.

         More flexibility is possible in the assembly of a synthetic convertible instrument than in the purchase of a convertible security. Although synthetic convertible instruments may be selected where the two components are issued by a single issuer, thus making the synthetic convertible instrument similar to the true convertible security, the character of a synthetic convertible instrument allows the combination of components representing distinct issuers when Calamos believes that such a combination would better promote the Fund's investment objective. A synthetic convertible instrument also is a more flexible investment in that its two components may be purchased separately. For example, the Fund may purchase a warrant for inclusion in a synthetic convertible instrument but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

         A holder of a synthetic convertible instrument faces the risk of a decline in the price of the instrument or the level of the index involved in the convertible component, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible instrument. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible instrument includes the fixed-income component as well, the holder of a synthetic convertible instrument also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

         The Fund may also purchase synthetic convertible instruments manufactured by other parties, including convertible structured notes. Convertible structured notes are fixed income debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security, however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.

         LENDING OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in Calamos' judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, Calamos will monitor the creditworthiness of the firms to which the Fund lends securities.

         OPTIONS ON SECURITIES, INDEXES AND CURRENCIES. The Fund may seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio and (ii) on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. The Fund may also write (sell) both put and call options on certain of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio where the Fund will own an equity security and simultaneously, write call options and write put options on that security. This strategy may produce a considerably higher return than solely writing call options, but involves a higher degree of risk and potential volatility.

         Calamos may also utilize covered put option collars, in which the Fund purchases a put option and simultaneously sells a put option on the same security at a different strike price. The put option collars in which the Fund will invest are sometimes referred to as debit spreads and credit spreads (including strike spreads and time spreads). When the Fund engages in debit spreads the Fund will pay a higher premium for the put option it purchases than it receives for the put option it writes. In so doing, the Fund hopes to realize current gains from favorable market price movements in relation to the exercise price of the option it holds. The Fund's maximum potential profit would be equal to the difference between the two exercise prices, less the net premium paid. When the Fund engages in credit spreads the Fund will receive more in premiums for the option it writes than it will pay for the option it purchases. In so doing, the Fund hopes to realize current gains in the form of premiums. The Fund's maximum potential profit would be equal to the net premium received for the spread. The Fund's maximum potential loss would be limited to the difference between the two exercise prices, less the net premium received.

         In addition, to seek to offset some of the risk of a large potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, the Fund may also, to a limited extent (with an aggregate notional value of not more than 5% of the value of the Fund's managed assets) purchase put options on broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

         The Fund may also purchase and sell put options and call options on foreign currencies. The Fund may purchase agreements, sometimes called cash puts, that may accompany the purchase of a new issue of bonds from a dealer.
         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to
                                      S-12
protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.


         The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. In addition, the Fund may purchase instruments structured by broker-dealers or investment banks that package or possess economic characteristics of options. See "Investment Objective and Policies -- Structured Products" below. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.


         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund may sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to a fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the Commission currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of a fund's obligation pursuant to an OTC option sold by it (or the amount of assets equal to the formula price for the repurchase of the option, if any, less the amount by which the option is in the money) are illiquid.

         The Fund may also purchase and sell options on securities indices and other financial indices. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option or an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making upon the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

         The Fund will write call options and put options only if they are "covered." For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price.

         OTC options entered into by the Fund will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OTC options other than those above may also settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

         If an option written by the Fund expires, the Fund generally realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund generally realizes a capital loss equal to the premium paid.

         The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

         A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

         RISKS ASSOCIATED WITH OPTIONS. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets and the options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The ability of the Fund to utilize options successfully will depend on Calamos' ability to predict pertinent market investments, which cannot be assured.

         The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, the Fund foregoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call. As the writer of a covered call option on a foreign currency, the Fund foregoes, during the option's life, the opportunity to profit from currency appreciation.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets until the next trading day.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty (as described above under "Options on Securities, Indexes and Currencies") fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, a fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, Calamos must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions that have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by Calamos.

         The Fund may purchase and sell call options on securities indices and currencies. All calls sold by the Fund must be "covered." Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on securities indices and currencies. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate futures contracts, index futures contracts and foreign currency futures contracts. An interest rate, index or foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index(1) at a specified price and time. A public market exists in futures contracts covering a number of indexes (including, but not limited to: the S&P 500 Index, the Russell 2000 Index, the Value Line Composite Index, and the New York Stock Exchange Composite Index) as well as financial instruments (including, but not limited to: U.S. Treasury bonds, U.S. Treasury notes, Eurodollar certificates of deposit and foreign currencies). Other index and financial instrument futures contracts are available and it is expected that additional futures contracts will be developed and traded.

         The Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities, indexes and foreign currencies (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. The Fund might, for example, use futures contracts to hedge against or gain exposure to fluctuations in the general level of stock prices, anticipated changes in interest rates or currency fluctuations that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. Although other techniques could be used to reduce or increase the Fund's exposure to stock price, interest rate and currency fluctuations, the Fund may be able to achieve its desired exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

         The Fund will only enter into futures contracts and futures options that are standardized and traded on an exchange, board of trade or similar entity, or quoted on an automated quotation system.

         The success of any futures transaction depends on the investment manager correctly predicting changes in the level and direction of stock prices, interest rates, currency exchange rates and other factors. Should those predictions be incorrect, the Fund's return might have been better had the transaction not been attempted; however, in the absence of the ability to use futures contracts, the investment manager might have taken portfolio actions in anticipation of the same market movements with similar investment results, but, presumably, at greater transaction costs.

         When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities or other securities acceptable to the broker ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract, although the Fund's broker may require margin deposits in excess of the minimum required by the exchange. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin

----------------------------------
(1) A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index is a function of the value of certain specified securities, no physical delivery of those securities is made.

paid or received by the Fund does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract had expired at the close of the previous day. In computing daily net asset value, the Fund will mark-to-market its open futures positions.

         The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund.

         Although some futures contracts call for making or taking delivery of the underlying securities, usually these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund engaging in the transaction realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund engaging in the transaction realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

         RISKS ASSOCIATED WITH FUTURES. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In trying to increase or reduce market exposure, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the portfolio exposure sought. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as: variations in speculative market demand for futures, futures options and the related securities, including technical influences in futures and futures options trading and differences between the securities markets and the securities underlying the standard contracts available for trading. For example, in the case of index futures contracts, the composition of the index, including the issuers and the weighing of each issue, may differ from the composition of the Fund's portfolio, and, in the case of interest rate futures contracts, the interest rate levels, maturities and creditworthiness of the issues underlying the futures contract may differ from the financial instruments held in the Fund's portfolio. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected stock price or interest rate trends.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Stock index futures contracts are not normally subject to such daily price change limitations.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or futures option position. The Fund would be exposed to possible loss on the position during the interval of inability to close, and would continue to be required to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         LIMITATIONS ON OPTIONS AND FUTURES. If other options, futures contracts or futures options of types other than those described herein are traded in the future, the Fund may also use those investment vehicles, provided the Board of Trustees determines that their use is consistent with the Fund's investment objective.

         When purchasing a futures contract or writing a put option on a futures contract, the Fund must maintain with its custodian (or broker, if legally permitted) cash or cash equivalents (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, the Fund similarly will maintain with its custodian cash or cash equivalents (including any margin) equal to the amount by which such option is in-the-money until the option expires or is closed by the Fund.

         The Fund may not maintain open short positions in futures contracts, call options written on futures contracts or call options written on indexes if, in the aggregate, the market value of all such open positions exceeds the current value of the securities in its portfolio, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions. For this purpose, to the extent the Fund has written call options on specific securities in its portfolio, the value of those securities will be deducted from the current market value of the securities portfolio.
          The Fund intends to segregate assets or otherwise "cover" its interests in options and futures in accordance with regulatory requirements as set forth in interpretive releases and no-action letters issued by the staff of the Commission.
         In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5 and thereby avoid being deemed a "commodity pool operator," a Fund may use commodity futures or commodity options contracts for either risk management or speculative purposes without any limitation on the notional value of such positions. The Fund has qualified for an exemption from registration as a "commodity pool operator" pursuant to CFTC Regulation 4.5 and, therefore, is not subject to registration or regulation under the Commodity Exchange Act, as amended.

         WARRANTS. The Fund may invest in warrants. A warrant is a right to purchase common stock at a specific price (usually at a premium above the market value of the underlying common stock at time of issuance) during a specified period of time. A warrant may have a life ranging from less than a year to twenty years or longer, but a warrant becomes worthless unless it is exercised or sold before expiration. In addition, if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

         PORTFOLIO TURNOVER. Although the Fund does not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held. Portfolio turnover can occur for a number of reasons, including calls for redemption, general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. The portfolio turnover rates may vary greatly from year to year. A high rate of portfolio turnover in the Fund would result in increased transaction expense, which must be borne by that Fund. High portfolio turnover may also result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

         SHORT SALES. The Fund may from time to time sell securities short to enhance income and protect against market risk by hedging a portion of the equity risk inherent in the Fund's portfolio. A short sale is effected when Calamos believes that the price of a security will decline, and involves the sale of securities that the Fund does not own, in the hope of purchasing the same securities at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same securities) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the securities from a broker-dealer through which the short sale is executed, and the broker-dealer delivers the securities, on behalf of the Fund, to the buyer. The broker-dealer is entitled to retain the proceeds from the short sale until the Fund delivers to it the securities sold short. In addition, a Fund is required to pay to the broker-dealer the amount of any dividends or interest paid on the securities sold short.

         To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

         The Fund is said to have a short position in the securities sold until it delivers to the broker-dealer the securities sold, at which time the Fund receives the proceeds of the short sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker-dealer an equal amount of the securities sold short.

         The Fund will realize a gain if the price of the securities declines between the date of the short sale and the date on which the Fund purchases securities to replace the borrowed securities. On the other hand, a Fund will incur a loss if the price of the securities increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with the short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.

         There is also a risk that securities borrowed by the Fund and delivered to the buyer of the securities sold short will need to be returned to the broker-dealer on short notice. If the request for the return of securities occurs at a time when other short sellers of the security are receiving similar requests, a "short squeeze" can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed securities with securities purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.

         Rule 10a-1 under the Securities Exchange Act of 1934 provides that exchange-traded securities can be sold short only at a price that is higher than the last trade or the same as the last trade price if that price is higher than the price of the previous reported trade. The requirements of Rule 10a-1 can delay, or in some cases prevent, execution of short sales, resulting in opportunity costs and increased exposure to market action.

         The Fund may also make short sales "against the box," meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short sales "against the box" result in a "constructive sale" and require the Fund to recognize any taxable gain unless an exception to the constructive sale rule applies.

         The Fund will not make a short sale of securities (other than a short sale "against the box"), if more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales (other than short sales "against the box").

         In addition to enabling the Fund to hedge against market risk, short sales may afford the Fund an opportunity to earn additional current income to the extent it is able to enter into arrangements with broker-dealers through which the short sales are executed to receive income with respect to the proceeds of the short sales during the period the Fund's short positions remain open. The Funds believe that some broker-dealers may be willing to enter into such arrangements, but there is no assurance that they will be able to enter into such arrangements to the desired degree.

         SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into interest rate, currency, index, credit default and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily as a hedge to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

         The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily. Inasmuch as the Fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, Calamos and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions.

         The Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the Fund believes that the Counterparty has the financial resources to honor its obligation under the transaction. Further, Calamos will continually monitor the financial stability of a Counterparty to a swap or cap transaction in an effort to proactively protect the Fund's investments. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The use of swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The Fund's use of swaps or caps could enhance or harm the overall performance on the common shares. For example, to the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the common shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance common share net earnings. Buying caps could enhance the performance of the common shares by providing a maximum leverage expense. Buying caps could also decrease the net earnings of the common shares in the event that the premium paid by the Fund to the Counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling swaps or caps.

         Swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the Counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the payments required of the Fund. Depending on whether the Fund would be entitled to receive net payments from the Counterparty on the swap or cap, such a default could negatively impact the performance of the common shares.

         In addition, at the time the swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Fund's common shares.

         The Fund may choose or be required to redeem some or all of the preferred shares or prepay any borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

         The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid, however, some swaps may be considered illiquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

         STRUCTURED PRODUCTS. The Fund may invest in interests in entities organized and operated for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The term "structured products" as used herein excludes synthetic convertibles and interest rate transactions. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

         The Fund may also invest in other types of structured products, including, among others, baskets of credit default swaps referencing a portfolio of high-yield securities. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's limitations related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently may be no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid.

         "WHEN-ISSUED" AND DELAYED DELIVERY SECURITIES AND REVERSE REPURCHASE AGREEMENTS. The Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. The Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Calamos deems it advisable for investment reasons. The Fund may utilize spot and forward foreign currency exchange transactions to reduce the risk inherent in fluctuations in the exchange rate between one currency and another when securities are purchased or sold on a when-issued or delayed-delivery basis.

         The Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs.

         At the time when the Fund enters into a binding obligation to purchase securities on a when-issued basis or enters into a reverse repurchase agreement, liquid assets (cash, U.S. Government securities or other "high-grade" debt obligations) of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

         ILLIQUID SECURITIES. The Fund may invest up to 15% of its managed assets in securities that, at the time of investment, are illiquid (determined using the Commission's standard applicable to investment companies, i.e., securities that can not be disposed of within 7 days in the ordinary course of business at approximately the value at which the Fund has valued the securities). The Fund may also invest without limit in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers ("Rule 144A Securities"). Calamos, under the supervision of the Board of Trustees, will determine whether securities purchased under Rule 144A are illiquid (that is, not readily marketable) and thus subject to the Fund's limit on investing in no more than 15% of its managed assets in illiquid securities. Investments in Rule 144A Securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these Rule 144A Securities.

         Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and Calamos' judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Such investments may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

         TEMPORARY DEFENSIVE INVESTMENTS. The Fund may make temporary investments without limitation when Calamos determines that a defensive position is warranted. Such investments may be in money market instruments, consisting of obligations of, or guaranteed as to principal and interest by, the U.S. Government or its agencies or instrumentalities; certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million and that are regulated by the U.S. Government, its agencies or instrumentalities; commercial paper rated in the highest category by a recognized rating agency; and repurchase agreements.

         REPURCHASE AGREEMENTS. As part of its strategy for the temporary investment of cash, the Fund may enter into "repurchase agreements" with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. A repurchase agreement arises when the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed upon future date. The resale price is greater than the purchase price, reflecting an agreed upon market rate of return that is effective for the period of time the Fund holds the security and that is not related to the coupon rate on the purchased security. Such agreements generally have maturities of no more than seven days and could be used to permit the Fund to earn interest on assets awaiting long term investment. The Fund requires continuous maintenance by the custodian for the Fund's account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities that are the subject of a repurchase agreement. Repurchase agreements maturing in more than seven days are considered illiquid securities. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

         REAL ESTATE INVESTMENT FUNDS ("REITS") AND ASSOCIATED RISK FACTORS. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. For federal income tax purposes, REITs are generally not taxed on income timely distributed to shareholders provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

         Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

         REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

         REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in the S&P 500 Stock Index.

         REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company that purports to be a REIT and that the company could fail to qualify as a REIT and as a result, would fail to qualify for tax free pass-through of income under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could also possibly fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

                            INVESTMENT RESTRICTIONS

         The following are the Fund's fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares). If the Fund were to issue a class of preferred shares, the investment restrictions could not be changed without the approval of a majority of the outstanding common and preferred shares, voting together as a class, and the approval of a majority of the outstanding preferred shares, voting separately by class.

         The Fund may not:

                  (1) Issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder.

                  (2) Borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder.

                  (3) Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment funds and mortgage-backed securities.

                  (4) Make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive positions of the Commission thereunder.

                  (5) Invest in physical commodities or contracts relating to physical commodities.

                  (6) Act as an underwriter, except as it may be deemed to be an underwriter in a sale of securities held in its portfolio.

                  (7) Make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act and the rules and interpretive positions of the Commission thereunder.

                  (8) Concentrate its investments in securities of companies in any particular industry as defined in the 1940 Act and the rules and interpretive positions of the Commission thereunder.

         All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

         Currently under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the Fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the value of the Fund's total assets). In addition, currently under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or distribution) is at least 200% of such liquidation value. Currently under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowing the Fund has asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the value of the Fund's total assets). Additionally, currently under the 1940 Act, the Fund may not declare any dividend or other distribution upon any class of its shares, or purchase any such shares, unless the aggregate indebtedness of the Fund has, at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

         Currently under the 1940 Act, the Fund is not permitted to lend money or property to any person, directly or indirectly, if such person controls or is under common control with the Fund, except for a loan from the Fund to a company that owns all of the outstanding securities of the Fund, except directors' qualifying shares. Currently, under interpretative positions of the Commission, the Fund may not have on loan at any given time securities representing more than one-third of its total assets.

         Currently under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

         Currently, the Fund would be deemed to "concentrate" in a particular industry if it invested 25% or more of its total assets in that industry. Currently under the 1940 Act, a "diversified company" means a management company that meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and not more than 10% of the outstanding voting securities of such issuer.

         Under the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the Prospectus. As described in the prospectus in the section entitled "Risk Factors" the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

         In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited by both an income and an asset diversification test. See "U.S. Federal Income Tax Matters."

         As a non-fundamental policy, the Fund may not issue preferred shares, including the Preferred Shares, borrow money or issue debt securities in an aggregate amount exceeding 38% of the Fund's total assets.

                             MANAGEMENT OF THE FUND

         TRUSTEES AND OFFICERS. The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their age, positions held with the Fund, term of office and length of service and principal occupations during the past five years. Asterisks indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act, and they are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of other investment companies (13 U.S. registered investment portfolios, not including the Fund) for which Calamos serves as investment adviser (collectively, the "Calamos Funds"). The address for all independent and Interested Trustees and all officers of the Fund is 2020 Calamos Court, Naperville, Illinois 60563.

                                                                NUMBER OF
                                                                PORTFOLIOS
                                                                 IN FUND
                            POSITIONS      TERM OF OFFICE        COMPLEX       PRINCIPAL OCCUPATION DURING PAST
   NAME AND AGE AT          HELD WITH      AND LENGTH OF       OVERSEEN BY           FIVE YEARS AND OTHER
   MARCH 31, 2005            THE FUND         SERVICE            TRUSTEE       DIRECTORSHIPS HELD BY THE TRUSTEE
-----------------------   -------------- -------------------   ------------    ---------------------------------
INTERESTED TRUSTEES:

*John P. Calamos (64)      Trustee and    Trustee since              13        President and CEO, Calamos Asset
                           President      March 12, 2004.                      Management, Inc. ("CAM"), Calamos
                                          Term expires in                      Holdings, LLC ("CHLLC"); Calamos
                                          2008.                                and its predecessor, and Calamos
                                                                               Financial Services LLC and its
                                                                               predecessor ("CFS"); Director, CAM

*Nick P. Calamos (43)      Trustee and    Trustee since              13        Senior Executive Vice President,
                           Vice President March 12, 2004.                      CAM, CHLLC, Calamos and CFS;
                                          Term expires in                      Director, CAM.
                                          2007.

**Weston W. Marsh (55)     Trustee        Trustee since              13        Partner, Freeborn & Peters (law
                                          March 12, 2004.                      firm).
                                          Term expires in
                                          2008.

INDEPENDENT TRUSTEES:

Joe F. Hanauer (68)        Trustee        Trustee since              13        Private investor; Director, MAF
                                          March 12, 2004.                      Bancorp (banking); Chairman and
                                          Term expires in                      Director, Homestore.com, Inc.,
                                          2006.                                (Internet provider of real estate
                                                                               information and products);
                                                                               Director, Combined Investments,
                                                                               L.P. (investment management).

John E. Neal (55)          Trustee        Trustee since              13        Private investor; Managing
                                          March 12, 2004.                      Director, Bank One Capital Markets,
                                          Term expires in                      Inc. (investment banking)
                                          2006.                                (2000-2004); Executive Vice
                                                                               President and Head of Real Estate
                                                                               Department, Bank One (1998-2000);
                                                                               Director, the Brickman Group, Ltd.
                                                                               (landscaping company).

William R. Rybak (54)      Trustee        Trustee since              13        Private investor; formerly
                                          March 12, 2004.                      Executive Vice President and CFO,
                                          Term expires in                      Van Kampen Investments, Inc.
                                          2008.                                (investment manager); Director,
                                                                               Howe Barnes Investments (investment
                                                                               services firm); Director,
                                                                               PrivateBancorp, Inc. (bank holding
                                                                               company).

***Stephen B. Timbers (60) Trustee        Trustee since              13        Private investor; formerly Vice
                                          March 12, 2004.                      Chairman Northern Trust Corporation
                                          Term expires in                      (bank holding company); President and

                                      S-27

                                                                NUMBER OF
                                                                PORTFOLIOS
                                                                 IN FUND
                            POSITIONS      TERM OF OFFICE        COMPLEX       PRINCIPAL OCCUPATION DURING PAST
   NAME AND AGE AT          HELD WITH      AND LENGTH OF       OVERSEEN BY           FIVE YEARS AND OTHER
   MARCH 31, 2005            THE FUND         SERVICE            TRUSTEE       DIRECTORSHIPS HELD BY THE TRUSTEE
-----------------------   -------------- -------------------   ------------    ---------------------------------
                                          2007.                                Chief Executive Officer,
                                                                               Northern Trust Investments, N.A.
                                                                               (investment manager) formerly
                                                                               President, Northern Trust Global
                                                                               Investments, a division of Northern
                                                                               Trust Corporation and Executive
                                                                               Vice President, The Northern Trust
                                                                               Corporation; Trustee, Northern
                                                                               Mutual Fund Complex**** (registered
                                                                               investment companies).



---------------------------------------
* Messrs. John Calamos and Nick Calamos are trustees who are "interested persons" of the Fund as defined in the Investment Company Act of 1940 because they are affiliates of Calamos and CFS. Nick Calamos is a nephew of John Calamos.
** Mr. Marsh is a partner at a law firm that has performed work for a number of underwriters and may be deemed to be an interested person in accordance with Section 2(a)(19) of the 1940 Act. In addition, Mr. Marsh's law firm has performed work for John P. Calamos, the chief executive and a controlling person of Calamos (such work was not with respect to 1940 Act or Investment Advisers Act of 1940 matters). Upon the advice of counsel to the Fund, the Fund does not believe that Mr. Marsh is an "interested person" of Calamos.
***      Mr. Timbers serves as lead Independent Trustee of the board.
****     Overseeing 53 portfolios in fund complex.


                                 POSITIONS         TERM OF OFFICE       PRINCIPAL OCCUPATION DURING PAST FIVE
    NAME AND AGE AT              HELD WITH         AND LENGTH OF      YEARS AND OTHER DIRECTORSHIPS HELD BY THE
     MARCH 31, 2005              THE FUND             SERVICE                          TRUSTEE
------------------------       ------------       ----------------    -----------------------------------------
FUND OFFICERS:

Nimish Bhatt (42)                Treasurer        Since March 12,       Senior Vice President and Director of
                                                  2004.  Serves at      Operations, Calamos, CAM, CHLLC and CFS
                                                  the discretion of     (since 2004); Senior Vice President,
                                                  the Board.            Alternative Investments and Tax Services,
                                                                        BISYS (financial services firm) (1996-2004).

Patrick H. Dudasik (50)          Vice President   Since March 12,       Executive Vice President, Chief Financial
                                                  2004.  Serves at      Officer and Administrative Officer and
                                                  the discretion of     Treasurer of CAM and CHLLC (since 2004),
                                                  the Board.            Calamos and CFS (since 2001); Chief
                                                                        Financial Officer, David Gomez and
                                                                        Associates, Inc. (executive search firm)
                                                                        (1998-2001); and Chief Financial Officer,
                                                                        Scudder Kemper Investments Inc., prior
                                                                        thereto.

James S. Hamman, Jr. (35)        Secretary        Since March 12,       Executive Vice President, Secretary and
                                                  2004.  Serves at      General Counsel, CAM and CHLLC (since
                                                  the discretion of     2004), Calamos and CFS (since 1998).
                                                  the Board.

Moses Kovalchuck (38)            Assistant        Since June 30,        Vice President of Mutual Fund Operations,
                                 Treasurer        2005.  Serves at      Calamos (since 2005); Vice  President of
                                                  the discretion of     Fund Accounting, J.P. Morgan Chase
                                                  the board.            (2002-2005); Vice President of Fund Accounting,

                                 POSITIONS         TERM OF OFFICE       PRINCIPAL OCCUPATION DURING PAST FIVE
  NAME AND AGE AT                HELD WITH         AND LENGTH OF      YEARS AND OTHER DIRECTORSHIPS HELD BY THE
  MARCH 31, 2005                 THE FUND             SERVICE                          TRUSTEE
------------------------       ------------       ----------------    -----------------------------------------

                                                                        Deutsche Asset Management
                                                                        (2000-2002).

Kevin S. Woodard (39)            Assistant        Since April 6,        Senior Vice President and Associate General
                                 Secretary        2005.  Serves at      Counsel, Calamos (since 2005); Vice
                                                  the discretion of     President and Counsel, Fifth Third Bank
                                                  the board.            (1997-2005).

Mark Mickey (53)                 Chief Compliance Since June 30,        Chief Compliance Officer, Calamos (since
                                 Officer          2005.  Serves at      2005); Director of Risk Assessment and
                                                  the discretion of     Internal Audit, Calamos (2003-2005);
                                                  the board.            President, Mark Mickey Consulting
                                                                        (2002-2003); Executive Vice President and
                                                                        Head of Compliance, ABN AMRO, prior thereto.

         The Fund's Board of Trustees consists of seven members. The term of one class expires each year commencing with the first annual meeting following the Fund's initial public offering and no term shall continue for more than three years after the applicable election. The terms of Joe F. Hanauer and John E. Neal expire at the first annual meeting following the Fund's initial public offering, the terms of Nick P. Calamos and Stephen B. Timbers expire at the second annual meeting, and the terms of John P. Calamos, Weston W. Marsh and William Rybak expire at the third annual meeting. Subsequently, each class of Trustees will stand for election at the conclusion of its respective term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board of Trustees.
         COMMITTEES OF THE BOARD OF TRUSTEES. The Fund's Board of Trustees currently has four standing committees. The committees are described below and the members of each committee constitute the entire committee.
         EXECUTIVE COMMITTEE. Messrs. John Calamos, Nick Calamos and Stephen Timbers are members of the Executive Committee, which has authority during intervals between meetings of the Board of Trustees to exercise the powers of the Board, with certain exceptions. Both John Calamos and Nick Calamos are Interested Trustees of the Fund.

         AUDIT COMMITTEE. Messrs. Hanauer, Neal, Rybak and Timbers serve on the Audit Committee. The Audit Committee operates under a written charter adopted and approved by the Board. The Audit Committee selects independent auditors, approves services to be rendered by the auditors, monitors the auditors' performance, reviews the results of the Fund's audit, determines whether to recommend to the Board that the Fund's audited financial statements be included in the Fund's annual report and responds to other matters deemed appropriate by the Board of Trustees. All members of the Audit Committee are Independent Trustees of the Fund.

         GOVERNANCE COMMITTEE. Messrs. Hanauer, Marsh, Neal, Rybak and Timbers serve on the Governance Committee. The Governance Committee operates under a written charter adopted and approved by the Board. The Governance Committee oversees the independence and effective functioning of the Board of Trustees and endeavors to be informed about good practices for mutual fund boards. The Governance Committee also functions as a nominating committee by making recommendations to the Board of Trustees regarding candidates for election as non-interested Trustees. In making such recommendations, the Governance Committee considers a number of factors, including a candidate's background, integrity, knowledge and relevant experience. These factors are set forth in an appendix to the written charter. Any prospective candidate is interviewed by the Trustees, and references are checked. The Governance Committee does not have a policy to consider shareholder recommendations regarding candidates for election as trustees. The Committee determined that it is appropriate not to have a policy to consider shareholder recommendations because the current process of identifying and recommending potential candidates is sufficient to ensure a knowledgeable and independent Board.

         DIVIDEND COMMITTEE. Messrs. John Calamos and Nick Calamos serve on the Dividend Committee, which has the authority to declare dividends, capital gains distributions and return of capital distributions on behalf of the Fund. Both John Calamos and Nick Calamos are interested trustees of the Fund.

         In addition to the above committees, there is a pricing committee, appointed by the Board of Trustees, comprised of officers of the Fund and employees of Calamos.

         During the fiscal year ended October 31, 2004, the Fund's Board of Trustees held 3 meetings, the Executive Committee held no meetings, the Audit Committee held 2 meetings, the Governance Committee held 1 meeting and the Dividend Committee held no meetings. All of the Trustees and committee members then serving attended at least 75% of the meetings of the Board of Trustees and applicable committees held during each such fiscal year.
         COMPENSATION OF OFFICERS AND TRUSTEES. The Fund pays no salaries or compensation to any of its officers or to the Trustees who are affiliated persons of Calamos. Although they are compensated, the Independent Trustees do not receive any pension or retirement benefits from the Fund. The following table sets forth the total compensation paid to each Trustee (including any amounts deferred, as described below) by the Fund and the Calamos Fund Complex as a group. Compensation from the Fund is for the current calendar year and is estimated. Total compensation from the Calamos Fund Complex as a group is for the calendar year ended December 31, 2004.

                                               ESTIMATED AGGREGATE            TOTAL COMPENSATION FROM
            NAME OF TRUSTEE                   COMPENSATION FROM FUND          CALAMOS FUND COMPLEX(1)*
----------------------------------            ----------------------          ------------------------
Interested Trustees:

John P. Calamos...................                  $       0                          $     0
Nick P. Calamos...................                          0                                0
Weston W. Marsh...................                   1,259.93                           48,750
Joe F. Hanauer....................                   1,292.23                           50,000

Independent Trustees:

John E. Neal......................                   1,292.23                           50,000
William Rybak.....................                   1,292.23                           50,000
Stephen B. Timbers................                     982.10                           38,000

---------------------------------------

(1) Includes fees deferred during the year pursuant to a deferred compensation plan with Calamos Investment Trust. Deferred amounts are treated as though such amounts have been invested and reinvested in shares of one or more of the Calamos Funds selected by the Trustee. As of December 31, 2004, the value of each of Messrs. Marsh's and Neal's deferred compensation account was $31,955 and $162,664, respectively.

*        The Calamos Fund Complex consists of 14 portfolios, including the Fund.
         Prior to October 1, 2004, the compensation paid to the Independent Trustees of the Calamos Funds for their services as such consisted of an annual retainer fee in the amount of $15,000. In addition, prior to September 27, 2004, the Independent Trustees received a meeting attendance fee of $4,000 for any board meeting attended in person and $2,000 for any board meeting attended by telephone. The Independent Trustees received $1,000 for any committee meeting attended (even if by telephone) and $4,000 for any special board meeting attended (even if by telephone).
                                      S-30

         Beginning on October 1, 2004, the compensation paid to the Independent Trustees of Calamos Funds for their services as such consists of an annual retainer fee in the amount of $30,000. In addition, the chair of any committee receives an additional $5,000 annually. Independent Trustees receive a meeting attendance fee of $2,000 for any board meeting attended in person and $3,000 for any board meeting attended by telephone. In addition, Independent Trustees receive $2,000 for any committee meeting attended (even if by telephone) and $3,000 for any special board meeting attended (even if by telephone). Beginning on April 1, 2005, the lead Independent Trustee receives an annual retainer of $60,000.

         Compensation is paid only to Trustees who are not interested persons of Calamos or CAM and is allocated among the portfolios of the Calamos Funds in accordance with a procedure determined from time to time by the Board.

         The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a Trustee who is not an "interested person" of Calamos and who has elected to participate in the Plan ("participating Trustees") may defer receipt of all or a portion of his compensation from the Fund in order to defer payment of income taxes or for other reasons. The deferred compensation payable to the participating Trustee is credited to the Trustee's deferral account as of the business day such compensation would have been paid to the Trustee. The value of a Trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the portfolios of Calamos Investment Trust as designated by the Trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the Trustee may elect to receive payments under the Plan in a lump sum or in equal installments over a period of five years. If a participating Trustee dies, any amount payable under the Plan will be paid to the Trustee's beneficiaries.

         OWNERSHIP OF SHARES OF THE FUND AND OTHER CALAMOS FUNDS. The following table indicates the value of shares that each Trustee beneficially owns in the Fund and the Calamos Fund Complex in the aggregate. The value of shares of the Calamos Funds is determined on the basis of the net asset value of the class of shares held as of December 31, 2004. The value of the shares held are stated in ranges in accordance with the requirements of the Commission. The table reflects the Trustee's beneficial ownership of shares of the Calamos Fund Complex. Beneficial ownership is determined in accordance with the rules of the Commission.

                                                   DOLLAR RANGE OF          AGGREGATE DOLLAR RANGE OF EQUITY
                                                  EQUITY SECURITIES      SECURITIES IN ALL REGISTERED INVESTMENT
               NAME OF TRUSTEE                       IN THE FUND             COMPANIES IN THE CALAMOS FUNDS
---------------------------------------------     -----------------      ---------------------------------------
INTERESTED TRUSTEES:

John P. Calamos..............................            None                         Over $100,000
Nick P. Calamos..............................            None                         Over $100,000
Weston W. Marsh..............................            None                         Over $100,000

INDEPENDENT TRUSTEES:
Joe F. Hanauer...............................            None                         Over $100,000
John E. Neal.................................            None                         Over $100,000
William Rybak................................            None                         Over $100,000
Stephen B. Timbers...........................            None                         Over $100,000

         CODE OF ETHICS. The Fund and Calamos have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is applicable to officers, directors/Trustees and designated employees of Calamos and CFS. Employees of Calamos and CFS are permitted to make personal securities transactions, including transactions in securities that the Fund may purchase, sell or hold, subject to requirements and restrictions set forth in the code of ethics of Calamos and CFS. The code of ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities of Calamos and CFS employees and the interests of investment advisory clients such as the Fund. Among other things, the code of ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and statements and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process. Exceptions to these and other provisions of the code of ethics may be granted in particular circumstances after review by appropriate personnel. Text-only versions of the code of ethics can be viewed online or downloaded from the EDGAR Database on the Commission's internet web site at www.sec.gov. You may review and copy the code of ethics by visiting the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-551-8090. In addition, copies of the code of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Commission's Public Reference Section, 100 F Street, N.E., Washington, DC 20549 or by e-mail request at publicinfo@sec.gov.

         PROXY VOTING PROCEDURES. The Fund has delegated proxy voting responsibilities to Calamos, subject to the Board of Trustees' general oversight. The Fund expects Calamos to vote proxies related to the Fund's portfolio securities for which the Fund has voting authority consistent with the Fund's best economic interests. Calamos has adopted its own Proxy Voting Policies and Procedures ("Policies"). The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the adviser and its affiliates.

         The following is a summary of the Policies used by Calamos in voting proxies.

         To assist it in voting proxies, Calamos has established a Committee comprised of members of its Portfolio Management and Research Departments. The Committee and/or its members will vote proxies using the following guidelines.

         In general, if Calamos believes that a company's management and board have interests sufficiently aligned with the Fund's interest, Calamos will vote in favor of proposals recommended by a company's board. More specifically, Calamos seeks to ensure that the board of directors of a company is sufficiently aligned with security holders' interests and provides proper oversight of the company's management. In many cases this may be best accomplished by having a majority of independent board members. Although Calamos will examine board member elections on a case-by-case basis, it will generally vote for the election of directors that would result in a board comprised of a majority of independent directors.

         Because of the enormous variety and complexity of transactions that are presented to shareholders, such as mergers, acquisitions, reincorporations, adoptions of anti-take over measures (including adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank check preferred stocks and the creation of a separate class of stock with unequal voting rights), changes to capital structures (including authorizing additional shares, repurchasing stock or approving a stock split), executive compensation and option plans, that occur in a variety of industries, companies and market cycles, it is extremely difficult to foresee exactly what would be in the best interests of the Fund in all circumstances. Moreover, voting on such proposals involves considerations unique to each transaction. Accordingly, Calamos will vote on a case-by-case basis on proposals presenting these transactions.

         Finally, Calamos has established procedures to help resolve conflicts of interests that might arise when voting proxies for the Fund. These procedures provide that the Committee, along with Calamos'

Legal and Compliance Departments, will examine conflicts of interests with the Fund of which Calamos is aware and seek to resolve such conflicts in the best interests of the Fund, irrespective of any such conflict. If a member of the Committee has a personal conflict of interest, that member will refrain from voting and the remainder of the Committee will determine how to vote the proxy solely on the investment merits of any proposal. The Committee will then memorialize the conflict and the procedures used to address the conflict.

         The Fund is required to file with the SEC its complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Fund's proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC's website at www.sec.gov and (2) without charge, upon request, by calling 800-582-6959.

         You may obtain a copy a Calamos' Policies by calling (800) 582-6959, by visiting the Fund's website at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563, and on the Commission's website at www.sec.gov.

         INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT. Subject to the overall authority of the board of trustees, Calamos provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund. In addition, Calamos furnishes for use of the Fund such office space and facilities as the Fund may require for its reasonable needs and supervises the business and affairs of the Fund and provides the following other services on behalf of the Fund and not provided by persons not a party to the investment management agreement: (i) preparing or assisting in the preparation of reports to and meeting materials for the Trustees; (ii) supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; (iii) assisting in the preparation and making of filings with the Commission and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, amendments to the Fund's registration statement on Form N-2 and semi-annual reports on Form N-SAR and Form N-CSR; (iv) overseeing the tabulation of proxies by the Fund's transfer agent; (v) assisting in the preparation and filing of the Fund's federal, state and local tax returns; (vi) assisting in the preparation and filing of the Fund's federal excise tax return pursuant to Section 4982 of the Code; (vii) providing assistance with investor and public relations matters; (viii) monitoring the valuation of portfolio securities and the calculation of net asset value; (ix) monitoring the registration of shares of beneficial interest of the Fund under applicable federal and state securities laws; (x) maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; (xi) assisting in establishing the accounting policies of the Fund; (xii) assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; (xiii) reviewing the Fund's bills; (xiv) assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and (xv) otherwise assisting the Fund as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trustees.

         Under the investment management agreement, the Fund pays to Calamos a fee based on the average weekly managed assets that is computed weekly and paid on a monthly basis. The fee paid by the Fund is at the annual rate of 1.00% of managed assets. Because the fees paid to Calamos are determined on the basis of the Fund's managed assets, Calamos' interest in determining whether to leverage the Fund may differ from the interests of the Fund.


         Under the terms of its investment management agreement with the Fund, except for the services and facilities provided by Calamos as set forth therein, the Fund shall assume and pay all expenses for all other Fund operations and activities and shall reimburse Calamos for any such expenses incurred by Calamos. The expenses borne by the Fund shall include, without limitation: (a) organization expenses of the Fund (including out-of-pocket expenses, but not including the Manager's overhead or employee costs); (b) fees payable to Calamos; (c) legal expenses; (d) auditing and accounting expenses; (e) maintenance of books and records that are required to be maintained by the Fund's custodian or other agents of the Fund; (f) telephone, telex, facsimile, postage and other communications expenses; (g) taxes and governmental fees; (h) fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations and the expense of attendance at professional meetings of such organizations; (i) fees and expenses of accounting agents, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; (j) payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; (k) expenses of preparing share certificates; (l) expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; (m) expenses relating to investor and public relations provided by parties other than Calamos; (n) expenses and fees of registering or qualifying shares of beneficial interest of the Fund for sale; (o) interest charges, bond premiums and other insurance expenses; (p) freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; (q) the compensation and all expenses (specifically including travel expenses relating to Fund business) of Trustees, officers and employees of the Fund who are not affiliated persons of Calamos; (r) brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; (s) expenses of printing and distributing reports, notices and dividends to shareholders; (t) expenses of preparing and setting in type, printing and mailing prospectuses and statements of additional information of the Fund and supplements thereto; (u) costs of stationery; (v) any litigation expenses; (w) indemnification of Trustees and officers of the Fund; (x) costs of shareholders' and other meetings; (y) interest on borrowed money, if any; and (z) the fees and other expenses of listing the Fund's shares on the New York Stock Exchange or any other national stock exchange.

         Unless earlier terminated as described below, the investment management agreement will remain in effect until August 1, 2006. The investment management agreement continues in effect from year to year so long as such continuation is approved at least annually by (1) the board of trustees or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and (2) a majority of the Trustees who are not interested persons of any party to the investment management agreement, cast in person at a meeting called for the purpose of voting on such approval. The investment management agreement may be terminated at any time, without penalty, by either the Fund or Calamos upon 60 days' written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

         Calamos is an indirect subsidiary of Calamos Asset Management, Inc., whose voting shares are majority-owned by Calamos Family Partners, Inc., which is controlled by John P. Calamos, Sr. and the Calamos family.

         FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT MANAGEMENT AGREEMENT. The Fund's investment management agreement is required to be approved before it is entered into, and may be continued annually beyond its initial term both by the Board of Trustees and by a majority of the Independent Trustees voting separately. The Independent Trustees have determined that the terms of the Fund's investment management agreement are fair and reasonable and that the agreement is in the Fund's best interests. The Independent Trustees believe that the investment management agreement will enable the Fund to obtain high quality investment management services at a cost that they deem appropriate, reasonable and in the best interests of the Fund and its shareholders. In making such determinations, the Independent Trustees relied upon the assistance of counsel to the Independent Trustees.


         In evaluating the investment management agreement, the Independent Trustees reviewed materials furnished by Calamos, including information regarding Calamos, its affiliates, their personnel, operations and financial condition, and the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts, which include but are not limited to the following: (a) the nature and quality of Calamos' services; (b) Calamos' investment performance; (c) Calamos' cost in providing its services;
(d) the extent to which Calamos realizes economies of scale as the Fund grows larger; and (e) the extent to which Calamos realizes other benefits from its role as the Fund's adviser.

         Nature and Quality of Services. The Trustees reviewed the nature, extent and quality of services Calamos is expected to provide to the Fund, taking into account the Fund's investment objective and strategy and the Trustees' knowledge gained from their regular meetings with management on at least a quarterly basis. At a meeting held in June 2005, the Trustees reviewed narrative and statistical information concerning the types of services that Calamos currently provides to other funds it advises, Calamos' performance record with other funds it advises, and the performance of comparable, unaffiliated funds. In addition, the Trustees reviewed Calamos' resources and key personnel, especially those who provide investment management services to the Fund. The Trustees also considered other services to be provided to the Fund by Calamos, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Fund's investment restrictions, producing shareholder reports, providing support services for the Board and Board committees, communicating with shareholders and overseeing the activities of other service providers, including monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations.

         At a meeting held in October 2005, the Trustees concluded that the nature and extent of the services to be provided by Calamos to the Fund are appropriate and consistent with the terms of the investment management agreement and that the Fund is likely to benefit from the continued provision of those services. They also concluded that Calamos had sufficient personnel, with the appropriate education and experience, to serve the Fund effectively and had demonstrated its continuing ability to attract and retain well qualified personnel.

         Fees, Expenses and Profitability. In evaluating the management fees and expenses that the Fund is expected to bear, the Trustees considered the Fund's management fee, the Fund's expected expense ratios and the fees and expenses of comparable funds. The Trustees also considered the ratio of Calamos' fees to their costs and the amount of its profit in relation to the nature and quality of services rendered to other Calamos funds, institutional separate accounts and other subadvised funds to determine whether its compensation is fair and reasonable. At their June 2005 meeting, the Trustees also looked at Calamos' expense allocation methodology. In evaluating the reasonableness of Calamos' compensation, the Trustees considered the following information provided at the June 2005 meeting, among other things: (a) the methodology used by Calamos in determining compensation payable to portfolio managers; (b) the very competitive environment for investment management talent; (c) the competitive market for mutual funds in different distribution channels; and (d) Calamos' financial condition, which they found to be sound.

         The Trustees concluded that the management fees and other compensation payable by the Fund to Calamos is reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees Calamos charges to other clients. The Trustees also concluded that the Fund's estimated overall expense ratios, taking into account quality of services provided by Calamos and the investment performance of the other Calamos funds, were also reasonable.

         Economies of Scale. The Trustees noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees received and discussed information concerning whether Calamos realizes economies of scale as the assets under its management increase. The Trustees concluded that the fee schedule for the Fund currently in effect represents an appropriate sharing of economies of scale at current asset levels but concluded to continue their periodic consideration of economies of scale.

         Other Benefits to Calamos. The Trustees also considered benefits that accrue to Calamos and its affiliates from their relationship with the Fund. The Trustees concluded that, other than the services to be provided by Calamos pursuant to the investment management agreement and the fees payable by the Fund therefor, the Fund and Calamos may potentially benefit from their relationship with each other in other ways. The Trustees also considered Calamos' use of commissions to be paid by the Fund on its portfolio brokerage transactions to obtain proprietary research products and services benefiting the Fund and/or other Calamos clients. The Trustees concluded that Calamos' expected use of "soft" commission dollars to obtain research products and services is consistent with regulatory requirements and is expected to be beneficial to the Fund. They concluded that, although Calamos may derive additional benefits through the use of soft dollars from the Fund's portfolio transactions, the Fund also benefits from the receipt of research products and services to be acquired through commissions paid on the portfolio transactions of other Calamos clients. They also concluded that the Fund's success could attract other business to Calamos or its other funds and that Calamos' success could enhance its ability to serve the Fund.

         The Trustees did not identify any single factor as all-important or controlling. After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the terms of the investment management agreement was fair and reasonable, that Calamos' fees are reasonable in light of the services to be provided to the Fund and that the Calamos investment management agreement should be approved.

         The use of the name "Calamos" in the name of the Fund is pursuant to licenses granted by Calamos, and the Fund has agreed to change the names to remove those references if Calamos ceases to act as investment adviser to the Fund.

                               PORTFOLIO MANAGERS

         John P. Calamos, Nick P. Calamos and John P. Calamos, Jr. share responsibility for managing the Fund's portfolio. The portfolio managers are supported by and lead a team of investment professionals whose valuable contributions create a synergy of expertise that can be applied across many different investment strategies.

         The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

                 NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE AS OF OCTOBER 31, 2005
----------------------------------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
    PORTFOLIO MANAGER              COMPANIES                    VEHICLES                   OTHER ACCOUNTS
----------------------    ---------------------------   ------------------------      --------------------------
                          ACCOUNTS        ASSETS        ACCOUNTS       ASSETS         ACCOUNTS         ASSETS

John P. Calamos              18        30,531,621,967      3         145,711,009        25,917    10,632,214,331
Nick P. Calamos              18        30,531,621,967      3         145,711,009        25,917    10,632,214,331
John P. Calamos, Jr.          7        17,322,976,077      2          86,355,635        25,917    10,258,141,695

          NUMBER OF ACCOUNTS AND ASSETS FOR WHICH ADVISORY FEE IS PERFORMANCE BASED AS OF OCTOBER 31, 2005
---------------------------------------------------------------------------------------------------------------
                             REGISTERED INVESTMENT      OTHER POOLED INVESTMENT
    PORTFOLIO MANAGER              COMPANIES                    VEHICLES                   OTHER ACCOUNTS
---------------------     -------------------------     ------------------------      -------------------------
                          ACCOUNTS        ASSETS        ACCOUNTS       ASSETS         ACCOUNTS         ASSETS

John P. Calamos                1        122,169,844        2          86,355,635           1          8,101,609
Nick P. Calamos                1        122,169,844        2          86,355,635           1          8,101,609
John P. Calamos, Jr.        None           None            2          86,355,635           1          8,101,609

         The Fund's portfolio managers are responsible for managing the Fund and other accounts, including separate accounts and unregistered funds.

         Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

         The portfolio managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a portfolio manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the portfolio managers from such accounts due to unrealized appreciation as well as realized gains in the client's account.

         As of October 31, 2005, the portfolio managers receive all of their compensation from Calamos Asset Management, Inc. The portfolio managers have each entered into employment agreements that provide for compensation in the form of a minimum annual base salary and a maximum discretionary target bonus. The amounts paid to portfolio managers and the criteria utilized to determine the amounts are benchmarked against industry specific data provided by third party analytical agencies. The discretionary target bonus is set at a percentage of base salary, ranging from 300% to 600% of base salary, with a maximum annual bonus opportunity of at least 150% of the target bonus. Portfolio performance, as measured by risk-adjusted portfolio performance over a rolling three-year period, is utilized to determine the discretionary target bonus. Also, due to the portfolio managers' ownership and executive management positions with Calamos and its parent companies, additional multiple corporate objectives are utilized to determine the discretionary target bonus. For 2004, the additional corporate objectives were advisory fee revenue, measured by growth in revenues compared to industry percentages; marketing effectiveness, as measured by growth in assets under management relative to industry percentages; operating efficiencies, as measured by operating margin relative to industry levels; and stock price performance.

         The portfolio managers are also eligible to receive annual equity awards under a long term incentive compensation program. The target annual equity awards are set at a percentage of base salary, ranging from 225% to 300%.

         Prior to entering into employment agreements, John P. Calamos and Nick
P. Calamos each received compensation in the form of salary, bonus and distributions due to their unique ownership positions with Calamos, its parent company and their predecessor companies. At that time, compensation for each portfolio manager was benchmarked against industry compensation standards for portfolio managers in comparable executive positions, with advisors managing comparably sized portfolios. Further, bonus and distributions were benchmarked against industry compensation standards, but also were determined by income growth, revenue growth and growth of assets under management.
         At October 31, 2005, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

                                          FUND
                                         ------
John P. Calamos                            $0
Nick P. Calamos                            $0
John P. Calamos, Jr.                       $0

         FUND ACCOUNTANT. Under the arrangements with State Street Bank and Trust Company ("State Street") to provide fund accounting services, State Street provides certain administrative and accounting services including providing daily reconciliation of cash, trades and positions; maintaining general ledger and capital stock accounts; preparing daily trial balance; calculating net asset value; providing selected general ledger reports; preferred share compliance; calculating total returns; and providing monthly distribution analysis to the Fund and such other funds advised by Calamos that may be part of those arrangements (the Fund and such other funds are collectively referred to as the "Calamos Funds"). For the services rendered to the Calamos Funds, State Street receives fees based on the combined managed assets of the Calamos Funds ("Combined Assets"). State Street receives a fee at the annual rate of .0175% for the first $1.5 billion of Combined Assets, .0150% for the next $1.5 billion of Combined Assets, .0125% for the next $1.5 billion of Combined Assets, .010% for the next $1.5 billion of Combined Assets, .0075% for the next $1.5 billion of Combined Assets and .00375% for the Combined Assets in excess of $7.5 billion. Each fund of the Calamos Funds pays its pro-rata share of the fees payable to State Street described below based on relative managed assets of each fund.

         Calamos will provide the following financial accounting services to Calamos Funds, rather than State Street: management of expenses and expense payment processing; monitor the calculation of expense accrual amounts for any fund and make any necessary modifications; coordinate any expense reimbursement calculations and payment; calculate yields on the funds in accordance with rules and regulations of the Commission; calculate net investment income dividends and capital gains distributions; calculate track and report tax adjustments on all assets of each fund, including but not limited to contingent debt and preferred trust obligations; prepare excise tax and fiscal year distributions schedules; prepare tax information required for financial statement footnotes; prepare state and federal income tax returns; prepare specialized calculations of amortization on convertible securities; prepare year-end dividend disclosure information; monitor trustee deferred compensation plan accruals and valuations; and prepare Form 1099 information statements for Board members and service providers. For providing those financial accounting services, will receive a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of Combined Assets; 0.0150% on the next $1 billion of Combined Assets; and 0.0110% on Combined Assets above $2 billion ("financial accounting service fee"). Each fund of the Calamos Funds will pay its pro-rata share of the financial accounting service fee payable to Calamos based on relative managed assets of each fund.

                             PORTFOLIO TRANSACTIONS

         Portfolio transactions on behalf of the Fund effected on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

         In executing portfolio transactions, Calamos uses its best efforts to obtain for the Fund the most favorable combination of price and execution available. In seeking the most favorable combination of price and execution, Calamos considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the execution capability of the broker-dealer and the quality of service rendered by the broker-dealer in other transactions.

         In allocating the Fund's portfolio brokerage transactions to unaffiliated broker-dealers, Calamos may take into consideration the research, analytical, statistical and other information and services provided by the broker-dealer, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. Although Calamos believes these services have substantial value, they are considered supplemental to Calamos' own efforts in the performance of its duties under the management agreement. As permitted by Section 28(e) of the Securities Exchange Act of 1934 ("1934 Act"), Calamos may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by Calamos to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of Calamos may indirectly benefit from the provision of these services to Calamos, and the Fund may indirectly benefit from services provided to Calamos as a result of transactions for other clients.

         In certain cases, Calamos may obtain products or services from a broker that have both research and non-research uses. Examples of non-research uses are administrative and marketing functions. These are referred to as "mixed use" products. In each case, Calamos makes a good faith effort to determine the proportion of such products or services that may be used for research and non-research purposes. That determination is based upon the time spent by Calamos personnel for research and non-research uses. The portion of the costs of such products or services attributable to research usage may be defrayed by Calamos through brokerage commissions generated by transactions of its clients, including the Fund. Calamos pays the provider in cash for the non-research portion of its use of these products or services.

                                NET ASSET VALUE

         Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time), on the last business day in each week. Net asset value is calculated by dividing the value of all of the securities and other assets of the Fund, less its liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of common shares outstanding. Currently, the net asset values of shares of publicly traded closed-end investment companies investing in debt securities are published in Barron's, the Monday edition of The Wall Street Journal and the Monday and Saturday editions of The New York Times.

         The values of the securities in the Fund are based on market prices from the primary market in which they are traded. As a general rule, equity securities listed on a U.S. securities exchange are valued at the last current reported sale price as of the time of valuation. Securities quoted on the NASDAQ National Market System are valued at the Nasdaq Official Closing Price ("NOCP"), as determined by Nasdaq, or lacking an NOCP, at the last current reported sale price as of the time of valuation. Bonds and other fixed-income securities that are traded over the counter and on an exchange will be valued according to the broadest and most representative market, and it is expected this will ordinarily be the over-the-counter market. The foreign securities held by a Fund are traded on exchanges throughout the world. Trading on these foreign securities exchanges is completed at various times throughout the day and often does not coincide with the close of trading on the New York Stock Exchange. The value of foreign securities is determined at the close of trading of the exchange on which the securities are traded or at the close of trading on the New York Stock Exchange, whichever is earlier. If market prices are not readily available or the Fund's valuation methods do not produce a value reflective of the fair value of the security, securities and other assets are priced at a fair value as determined by the Board of Trustees or a committee thereof, subject to the Board of Trustees responsibility for any such valuation.

      ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR PREFERRED SHARES



GENERAL

         The Depository Trust Company ("DTC") will act as the Securities Depository with respect to the Preferred Shares. One certificate for all of the shares of each series will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of shares of the Preferred Shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for the Preferred Shares. Prior to the commencement of the right of holders of the Preferred Shares to elect a majority of the Fund's Trustees, as described under "Description of the Preferred Shares--Voting Rights" in the prospectus, Cede & Co. will be the holder of record of the Preferred Shares and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants, some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such participant in Preferred Shares, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

         The auction agent (the "Auction Agent") will act as agent for the Fund in connection with the auctions of the Preferred Shares (the "Auctions"). In the absence of willful misconduct or gross negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the auction agency agreement between the Fund and the Auction Agent and will not be liable for any error of judgment made in good faith unless the Auction Agent was grossly negligent in ascertaining the pertinent facts.

         The Auction Agent may conclusively rely upon, as evidence of the identities of the holders of the Preferred Shares, the Auction Agent's registry of holders, and the results of Auctions and notices from any Broker-Dealer (or other person, if permitted by the Fund) with respect to transfers described under "The Auction--Secondary Market Trading and Transfers of the Preferred Shares" in the prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the business day preceding such Auction.

         The Auction Agent may terminate its auction agency agreement with the Fund upon notice to the Fund on a date no earlier than 60 days after such notice. If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Fund may remove the auction agent provided that prior to such removal the Fund has entered into such an agreement with a successor Auction Agent.

BROKER-DEALERS

         The Auction Agent after each Auction for the Preferred Shares will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any auction immediately preceding the dividend period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealer in the case of any Auction immediately preceding a dividend period of one year or longer, of the purchase price of the Preferred Shares placed by such Broker-Dealer at such auction. For the purposes of the preceding sentence, the Preferred Shares will be placed by a Broker-Dealer if such shares were (a) the subject of hold orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its customers who are beneficial owners or (b) the subject of an order submitted by such Broker-Dealer that is (i) a submitted bid of an existing holder that resulted in the existing holder continuing to hold such shares as a result of the Auction or (ii) a submitted bid of a potential bidder that resulted in the potential holder purchasing such shares as a result of the auction or (iii) a valid hold order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer agreements at any time, provided that at least one Broker-Dealer agreement is in effect after such termination.

         The Broker-Dealer agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit hold orders and sell orders for their own accounts. Any Broker-Dealer that is an affiliate of the Fund may submit orders in Auctions, but only if such orders are not for its own account. If a Broker-Dealer submits an order for its own account in any Auction, it might have an advantage over other bidders because it would have knowledge of all orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of orders submitted by other Broker-Dealers in that Auction.

                          REPURCHASE OF COMMON SHARES

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund's Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in other transactions permitted under the 1940 Act, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

         Notwithstanding the foregoing, at any time when the Fund's preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accumulated preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

         Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Trustees would have to comply with the Exchange Act, the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the New York Stock Exchange, or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objective and policies in order to repurchase shares; or (3) there is, in the board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its common shares will decrease the Fund's total managed assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

         Before deciding whether to take any action if the common shares trade below net asset value, the Fund's Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                        U.S. FEDERAL INCOME TAX MATTERS

         The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of Preferred Shares of the Fund. This discussion only addresses U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers in securities or foreign currencies, foreign holders, persons who hold their shares as or in a hedge against currency risk, a constructive sale, or conversion transaction, holders who are subject to the alternative minimum tax, or tax-exempt or tax-deferred plans, accounts, or entities. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service ("IRS") retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN THE FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

         The Fund intends to elect to be treated, and to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not pay U.S. federal income tax on investment company taxable income and net capital gains timely distributed to shareholders. If the Fund qualifies as a regulated investment company and distributes to its shareholders at least 90% of the sum of (i) its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (ii) the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (i.e., the excess of net long-term capital gain over the sum of net short-term capital loss and any capital loss carryforward), it will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

         Under the Code, the Fund will also be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains for any taxable year if it fails to meet certain distribution requirements with respect to that year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to this excise tax.

         If for any taxable year the Fund does not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated in the same manner as an ordinary corporation subject to U.S. federal income tax and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In such event, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, individual and other noncorporate shareholders would generally be able to treat such distributions as "qualified dividend income" eligible for reduced rates of federal income taxation under Section 1(h)(11) of the Code as described below.

         In order to qualify as a regulated investment company under Subchapter M of the Code, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in certain publicly traded partnerships that derive less than 90% of their gross income from the items described in (i) above (each a "Qualified Publicly Traded Partnership")(the "90% income test"). For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations (e.g., partnerships other than Qualified Publicly Traded Partnerships) for U.S. federal income tax purposes will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

         In addition to the 90% income test, the Fund must also diversify its holdings (commonly referred to as the "asset test") so that, at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or the securities of one or more Qualified Publicly Traded Partnerships.

         Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of Preferred Shares, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of Preferred Shares will be able to sell his or her shares, it is anticipated that the Preferred Shares will constitute stock of the Fund, and thus distributions with respect to the Preferred Shares (other than capital gain distributions and distributions in redemption of the Preferred Shares subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for U.S. federal income tax purposes. The following discussion assumes such treatment will apply. Distributions in excess of current and accumulated earnings and profits of the Fund are treated first as return of capital to the extent of the shareholder's basis in the Preferred Shares and, after the adjusted basis is reduced to zero, will be treated as capital gain to a holder of Preferred Shares that holds such shares as a capital asset.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains, are, except as discussed below, taxable as ordinary income to the extent of the Fund's current and accumulated earnings and profits. A portion of such dividends may qualify for the dividends received deduction available to corporations under Section 243 of the Code and the reduced rate of taxation that applies to "qualified dividend income" received by individual and other noncorporate shareholders under Section 1(h)(11) of the Code. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual and other noncorporate shareholders is taxed at rates equivalent to long-term capital gains, which currently reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria, although dividends paid by REITs will not generally be eligible to qualify as qualified dividend income. For these purposes, a "qualified foreign corporation" is a foreign corporation (i) that is incorporated in a possession of the United States or is eligible for benefits under a qualifying income tax treaty with the United States, or (ii) whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. A qualified foreign corporation does not include a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a "passive foreign investment company," as defined in the Code. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Fund shareholders. For the Fund to receive qualified dividend income, the Fund must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, the Fund cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to substantially similar or related property. The same provisions, including the holding period requirements, apply to each shareholder's investment in the Fund. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will no longer be taxed at the rates applicable to long-term capital gains, but rather will be taxed at ordinary income tax rates, which can reach a current maximum rate of 35%, unless Congress enacts legislation providing otherwise.

         Distributors of net capital gain, if any, are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund. The U.S. federal income tax status of all distributions will be designated by the Fund and reported to the shareholders annually. Any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains (i) will be required to include in income, as long-term capital gain, their proportionate share of such undistributed amount, and (ii) will be entitled to credit their proportionate share of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the difference between the amount of undistributed net capital gain included in the shareholder's gross income and the tax deemed paid by the shareholders.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders.

         If the Fund acquires any equity interest (generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

         The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the

Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise taxes.

         If the Fund utilizes leverage through Borrowings, or otherwise, asset coverage limitations imposed by the 1940 Act as well as additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or eliminate the Fund's ability to make distributions on its common shares and/or Preferred Shares until the asset coverage is restored. These limitations could prevent the Fund from distributing at least 90% of its investment company taxable income as is required under the Code and therefore might jeopardize the Fund's qualification for the reduced rates of taxation available to regulated investment companies and/or might subject the Fund to a nondeductible 4% federal excise tax. Upon any failure to meet the asset coverage requirements imposed by the 1940 Act, the Fund may, in its sole discretion and to the extent permitted under the 1940 Act, purchase or redeem Preferred Shares in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to meet the distribution requirements. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

         If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its net investment income, including such accrued income, to shareholders to avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

         At the time of an investor's purchase of the Preferred Shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment. The Fund's income will consist of investment company taxable income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of the Preferred Shares are entitled. Holders of the Preferred Shares are entitled to receive only the amount of dividends as determined by periodic auctions. For U.S. federal income tax purposes, however, the IRS currently requires that a regulated investment company that has two or more classes of shares allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the common shares and the Preferred Shares as consisting of particular types of income (e.g., net capital gain and ordinary income), in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to the Preferred Shares during a year will be designated as ordinary income dividends and, if the Fund designates any dividend as a capital gains dividend, qualified dividend income, and/or dividends eligible for the dividends received deduction, such dividends will be paid in proportion to the Preferred Shares proportionate share of the total distributions paid on the Preferred Shares during the year to the total distributions paid on both the Preferred Shares and the Common Shares during the year. Each holder of the Preferred Shares during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's investment company taxable income are, except in the case of qualified dividend income, taxable to shareholders as ordinary income. Distributions of the Fund's net capital gain, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time the Preferred Shares have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of Preferred Shares and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of Preferred Shares who holds his or her shares of Preferred Shares as a capital asset.

         Although the Fund is required to distribute annually at least 90% of its investment company taxable income, the Fund is not required to distribute net capital gains to the shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to the Preferred Shares for U.S. federal income tax purposes. Until and unless the Fund receives acceptable guidance from the IRS as to the allocation of the net undistributed capital gain between the Common Shares and the Preferred Shares, the Fund intends to distribute its net capital gain for any year during which it has shares of Preferred Shares outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of Preferred Shares are entitled.

         Sales and other dispositions of the Preferred Shares are generally taxable events for shareholders that are subject to U.S. federal income tax. Shareholders should consult their own tax advisors with reference to their individual circumstances to determine whether any particular transaction in the Preferred Shares is properly treated as a sale for tax purposes (as the following discussion assumes) and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after a sale or other disposition of shares. In such a case, the disallowed portion of any loss generally would be included in the U.S. federal income tax basis of the shares acquired in the other investments in the Fund.

         The Fund may engage in various transactions utilizing options, futures contracts, forward contracts, hedge instruments, straddles, swaps and other similar transactions. Such transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. The Fund will monitor its transactions and will make the appropriate entries in its books and records when it acquires an option, futures contract, forward contract, hedge instrument or other similar investment, and if the Fund deems it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and to minimize the imposition of U.S. federal income and excise taxes.

         Certain distributions by the Fund may qualify for the dividends received deduction available to corporate shareholders, subject to certain holding period and other requirements, but generally only to the extent the Fund earned dividend income from stock investments in U.S. domestic corporations (other than REITs). In addition, certain distributions of "qualified dividend income" (as discussed above) will currently qualify for reduced rates of federal income taxation if certain holding period and other requirements under the Code are satisfied by both the Fund and such shareholder. Distributions from REITs generally will not qualify for treatment as "qualified dividend income."

         The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

         The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If, however, more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stock or securities in foreign corporations, and the Fund distributes at least 90% of its investment company taxable income and net tax exempt interest, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income tax liability. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, the Funds will notify their respective shareholders of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Fund, if any, and (ii) the portion of the Fund's dividends which represents income from each foreign country, if the Fund qualifies to pass along such credit.

         Under Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for an individual shareholder, S corporation or trust or $10 million or more in any single taxable year (or $20 million or more in any combination of years), for a shareholder that is a C corporation, such shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who directly own portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

         Federal law requires that the Fund withhold, as "backup withholding" 28% of reportable payments, including dividends, capital gain distributions and the proceeds of sales or other dispositions of the Preferred Shares paid to shareholders who have not complied with IRS requirements. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on a separate IRS Form W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, (i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax). Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien individual. With respect to such persons, the Fund must generally withhold U.S. federal withholding tax at the rate of 30% (or, if the Fund receives certain certifications from such non-U.S. shareholder, such lower rate as prescribed by an applicable tax treaty) on amounts treated as ordinary dividends from the Fund. Recently enacted legislation modifies the tax treatment of certain of these payments made by the Fund to non-U.S. persons. Effective for taxable years of a Fund before January 1, 2008, the Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS ON THESE MATTERS AND ON ANY SPECIFIC QUESTION OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS, BEFORE MAKING AN INVESTMENT IN THE FUND.

         CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

         The Fund's securities and cash are held under a custodian agreement with The Bank of New York, One Wall Street, New York, New York 10286. The transfer agent, dividend paying agent and registrar for the Fund's common shares and the Preferred Shares is also The Bank of New York. In addition, The Bank of New York is the auction agent with respect to the Preferred Shares.

                                    EXPERTS

         The financial statement of the Fund as of October 31, 2005 appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, 111 South Wacker Drive, Chicago, Illinois 60606, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

FINANCIAL STATEMENT AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Calamos Global Total Return Fund

We have audited the accompanying statement of assets and liabilities of Calamos Global Total Return Fund (the "Fund") as of October 31, 2005, and the related statement of operations, and statement of changes in net assets and the financial highlights for the period from October 27, 2005 (commencement of operations) through October 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 27, 2005 (commencement of operations) through October 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

[DELOITTE & TOUCHE LLP]

Chicago, Illinois
December 16, 2005

Statement of Assets and Liabilities

OCTOBER 31, 2005

ASSETS
Cash with custodian                                                                                          $ 114,700,000
Due from investment advisor                                                                                         16,262
                                                                                                             -------------
      Total assets                                                                                             114,716,262
                                                                                                             -------------
LIABILITIES
Payable for accrued offering costs                                                                                 240,209
Payable to financial accountant                                                                                        178
Other accounts payable and accrued liabilities                                                                      36,945
                                                                                                             -------------
      Total liabilities                                                                                            277,332
                                                                                                             -------------
      NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                             114,438,930
                                                                                                             =============
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized 8,006,981 shares issued and outstanding              $ 114,438,930
                                                                                                             -------------
      NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                           $ 114,438,930
                                                                                                             =============
Net asset value per common share based on 8,006,981 shares issued and outstanding                            $       14.29
                                                                                                             =============

                 See accompanying Notes to Financial Statements

Statement of Operations

FOR THE PERIOD ENDED OCTOBER 31, 2005*

INVESTMENT INCOME
      Total investment income                                                                                $         --
                                                                                                             ------------
EXPENSES
Investment advisory fees                                                                                           15,685
Financial accounting fees                                                                                             178
Printing and mailing fees                                                                                          25,000
Accounting fees                                                                                                       295
Audit and legal fees                                                                                               11,000
Registration fees                                                                                                     235
Transfer agent fees                                                                                                   415
                                                                                                             ------------
      Total expenses                                                                                               52,808
                                                                                                             ------------
      Less investment advisory fees waived                                                                        (15,685)
      Less expense reimbursed                                                                                     (16,262)
                                                                                                             ------------
      Net expenses                                                                                                 20,861
                                                                                                             ------------
      NET INVESTMENT INCOME (LOSS)                                                                                (20,861)
                                                                                                             ============
      NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS      $    (20,861)
                                                                                                             ============

*     The Fund commenced operations on October 27, 2005.

                 See accompanying Notes to Financial Statements

Statement of Changes in Net Assets

                                                                                                             For the Period Ended
                                                                                                              October 31, 2005*
                                                                                                             --------------------
OPERATIONS
Net investment income (loss)                                                                                   $     (20,861)
                                                                                                               -------------
Net increase (decrease) in net assets applicable to common shareholders resulting from operations                    (20,861)
                                                                                                               -------------
CAPITAL STOCK TRANSACTIONS
Proceeds from initial offering                                                                                   114,700,000
Offering costs on common shares                                                                                     (240,209)
                                                                                                               -------------
Net increase (decrease) in net assets from capital stock transactions                                            114,459,791
                                                                                                               -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                        114,438,930
                                                                                                               -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period*                                                                                                      --
                                                                                                               -------------
End of period                                                                                                  $ 114,438,930
                                                                                                               =============
Undistributed net investment income (loss)                                                                     $          --

*     The Fund commenced operations on October 27, 2005.

                 See accompanying Notes to Financial Statements

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. CALAMOS Global Total Return Fund (the "Fund") was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005 and began investing the proceeds of the offering November 1, 2005.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders substantially all of its taxable income and gains.

Effective October 7, 2005, the Fund adopted a level rate monthly distribution to common shareholders, which may be modified by the Board of Trustees from time to time. Monthly distributions may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, distributions may include net realized long-term capital gains to the extent permitted by the 1940 Act.

In order to make these monthly distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Also, for purposes of maintaining level rate distributions the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of level rate distributions may increase transaction and tax costs associated with the Fund.

INDEMNIFICATIONS. Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. "Managed assets" means the total Fund's assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation, "combined assets" means the total net assets of Calamos Investment Trust, Calamos Advisors Trust and managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and monitoring trustee deferred compensation plan accruals and valuations. The Fund will pay its pro rata share of the financial accounting service fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

                                                   Notes to Financial Statements

Calamos Advisors has voluntarily agreed to limit ordinary expenses of the Fund at an annual rate of 1.33% of average daily net assets for the fiscal period ended October 31, 2005.

The Fund reimburses the advisor for a portion of the compensation paid to the Chief Compliance Officer of the Fund. This compensation is reported as part of "Other" expenses on the Statement of Operations.

Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated trustees serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. There are no deferred compensation investments included in the Statement of Assets and Liabilities at October 31, 2005.

NOTE 3 - INCOME TAXES

For the period ended October 31, 2005, the Fund recorded the following permanent reclassifications to reflect tax character. Results of operations and net assets were not affected by these reclassifications.

Paid-in capital                                                                                                      $     (20,861)
Undistributed net investment income (loss)                                                                                  20,861
Accumulated net realized gain (loss) on investments and foreign currency transactions and interest rate swaps                   --
As of October 31, 2005, the components of net assets on a tax basis were as follows:

Undistributed ordinary income                                                                                        $          --
Undistributed capital gains                                                                                                     --
                                                                                                                     -------------

Total undistributed earnings                                                                                                    --
Accumulated capital and other losses                                                                                            --
Net unrealized gains/(losses)                                                                                                   --
                                                                                                                     -------------

Total accumulated earnings/(losses)                                                                                             --
Other                                                                                                                           --
Paid-in capital                                                                                                        114,438,930
                                                                                                                     -------------
Net assets applicable to common shareholders                                                                         $ 114,438,930
                                                                                                                     -------------

Notes to Financial Statements

Distributions during the fiscal period ended October 31, 2005 were characterized for income tax purposes as follows:

                                                                                2005*
                                                                                -----
Distributions paid from:
Ordinary income                                                                    --
Long-Term capital gain                                                             --

*     The Fund commenced operations on October 27, 2005.

NOTE 4 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 8,006,981 shares outstanding at October 31, 2005. Calamos Advisors owned 6,981 of the outstanding shares at October 31, 2005. Transactions in common shares were as follows:

                                                                                                        For the Period Ended
                                                                                                         October 31, 2005*
                                                                                                        --------------------
Beginning shares                                                                                                    --

Shares sold                                                                                                  8,006,981

Shares issued through reinvestment of distributions                                                                 --
                                                                                                             ---------
Ending shares                                                                                                8,006,981
                                                                                                             =========

*     The Fund commenced operations on October 27, 2005.

Financial Highlights

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD WERE AS FOLLOWS:

                                                                                                                  October 27,
                                                                                                                    2005*
                                                                                                                   through
                                                                                                                  October 31,
                                                                                                                --------------
                                                                                                                     2005
                                                                                                                --------------
Net asset value, beginning of period                                                                            $        14.32(a)
                                                                                                                --------------

Income from investment operations:
      Net investment income (loss)                                                                                          --(b)
                                                                                                                --------------
           Total from investment operations                                                                                 --

Less dividends to common shareholders from:
      Net investment income                                                                                                 --
                                                                                                                --------------
Capital charge resulting from issuance of common shares                                                                  (0.03)
                                                                                                                --------------
Net asset value, end of period                                                                                  $        14.29
                                                                                                                --------------
Market value, end of period                                                                                     $        15.00
                                                                                                                --------------
Total investment return based on(c):
      Net asset value                                                                                                    (0.24)%
                                                                                                                --------------
      Market value                                                                                                        0.00%
                                                                                                                --------------
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000's omitted)                                     $      114,439
                                                                                                                --------------
Ratios to average net assets applicable to common shareholders:
      Net expenses(d)                                                                                                     1.33%
                                                                                                                --------------
      Gross expenses prior to waivers and reimbursement of expenses by the advisor(d)                                     3.37%
                                                                                                                --------------
      Net investment income (loss)(d)                                                                                    (1.33)%
                                                                                                                --------------

*     Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)   Amount equated to less than $0.005 per common share.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)   Annualized for periods less than one year.

                        CALAMOS GLOBAL TOTAL RETURN FUND
                         NOVEMBER 30, 3005 (UNAUDITED)

PRINCIPAL AMOUNT                                                   VALUE
------------------------------------------------------------------------
CORPORATE BONDS (37.6%)
                        CONSUMER DISCRETIONARY (13.9%)
$       2,500,000       Asbury Automotive Group, Inc.
                        9.000%, 06/15/12                   $    2,506,251
        2,250,000       Beazer Homes USA, Inc.
                        8.375%, 04/15/12                        2,328,750
        1,875,000       Goodyear Tire & Rubber Company+
                        7.860%, 08/15/11                        1,818,750
        1,000,000       GSC Holdings Corp.
                        (Gamestop, Inc.)*+
                        8.000%, 10/01/12                          970,000
        1,600,000       La Quinta, Corp.
                        8.875%, 03/15/11                        1,734,000
        2,325,000       NCL Holding, ASA+
                        10.625%, 07/15/14                       2,429,625
        2,500,000       Russell Corp.
                        9.250%, 05/01/10                        2,550,000
          825,000       Warner Music Group
                        7.375%, 04/15/14                          804,375
        1,000,000       William Lyon Homes, Inc.
                        10.750%, 04/01/13                       1,035,000
                                                           --------------
                                                               16,176,751
                                                           --------------
                        CONSUMER STAPLES (7.2%)
        1,500,000       Del Monte Foods Company
                        8.625%, 12/15/12                        1,582,500
        2,250,000       Gold Kist, Inc.
                        10.250%, 03/15/14                       2,553,750
        1,900,000       Revlon, Inc.
                        9.500%, 04/01/11                        1,738,500
        2,250,000       WH Intermediate Holdings, Ltd.
                        9.500%, 04/01/11                        2,430,000
                                                           --------------
                                                                8,304,750
                                                           --------------
                        ENERGY (2.2%)
        1,700,000       Paramount Resources Ltd.
                        8.500%, 01/31/13                        1,751,000
          750,000       Petroleo Brasileiro, SA
                        8.375%, 12/10/18                          828,750
                                                           --------------
                                                                2,579,750
                                                           --------------
                        FINANCIALS (0.4%)
          500,000       E*TRADE FINANCIAL, Corp.+
                        7.875%, 12/01/15                          508,749
                                                           --------------
                        INDUSTRIALS (6.0%)
        1,650,000       Accuride Corp.
                        8.500%, 02/01/15                        1,625,250
          230,000       Columbus  McKinnon  Corp.*+
                        8.875%, 11/01/13                          236,325
        1,000,000       Commercial Vehicle Group, Inc.*
                        8.000%, 07/01/13                          987,500
        1,700,000       General Cable Corp.
                        9.500%, 11/15/10                        1,819,000

               See accompanying Notes to Schedule of Investments

                        CALAMOS GLOBAL TOTAL RETURN FUND
                         NOVEMBER 30, 3005 (UNAUDITED)

PRINCIPAL AMOUNT                                                    VALUE
-------------------------------------------------------------------------
$       1,700,000       Greenbrier Companies, Inc.
                        8.375%, 05/15/15                   $    1,731,875
          500,000       Sequa Corp.
                        8.875%, 04/01/08                          522,500
                                                           --------------
                                                                6,922,450
                                                           --------------

                       INFORMATION TECHNOLOGY (1.6%)
          100,000       Avago Technologies*
                        11.875%, 12/01/15                         102,000
        1,700,000       SunGard Data Systems Inc.*+
                        9.125%, 08/15/13                        1,768,000
                                                           --------------
                                                                1,870,000
                                                           --------------
                        MATERIALS (3.4%)
        2,000,000       Aleris International, Inc.
                        9.000%, 11/15/14                        2,095,000
        1,815,000       U.S. Concrete, Inc.
                        8.375%, 04/01/14                        1,819,537
                                                           --------------
                                                                3,914,537
                                                           --------------
                        TELECOMMUNICATION SERVICES (2.2%)
        2,250,000       Alamosa Holdings, Inc.
                        11.000%, 07/31/10                       2,565,000
                                                           --------------
                        UTILITIES (0.7%)
          750,000       Edison International
                        7.730%, 06/15/09                          778,125
                                                           --------------
                        TOTAL CORPORATE BONDS
                        (Cost $43,434,691)                     43,620,112
                                                           ==============
CONVERTIBLE BONDS (7.6%)
                        ENERGY (1.0%)
          850,000       Repsol Ypf, SA
                        4.500%, 01/26/11                        1,122,255
                                                           --------------
                        FINANCIALS (1.1%)
        1,000,000       Deutsche Bank, LUX
                        (USA Interactive)*
                        4.450%, 05/01/12                        1,251,875
                                                           --------------
                        HEALTH CARE (1.5%)
        1,700,000       Wyeth
                        3.320%, 01/15/24                        1,732,487
                                                           --------------
                        INDUSTRIALS (1.4%)
          500,000       GATX Corp.
                        7.500%, 02/01/07                          608,125
          750,000       Quanta Services, Inc.
                        4.500%, 10/01/23                        1,042,500
                                                           --------------
                                                                1,650,625
                                                           --------------
                        INFORMATION TECHNOLOGY (2.7%)
        1,100,000       Advanced Micro Devices, Inc.+
                        4.750%, 02/01/22                        1,282,875
          700,000       DST Systems, Inc.
                        4.125%, 08/15/23                          924,000
          900,000       LSI Logic Corp.
                        4.000%, 05/15/10                          875,250
                                                           --------------
                                                                3,082,125
                                                           --------------
                        TOTAL CONVERTIBLE BONDS
                        (Cost $8,662,059)                       8,839,367
                                                           ==============

               See accompanying Notes to Schedule of Investments

                        CALAMOS GLOBAL TOTAL RETURN FUND
                         NOVEMBER 30, 3005 (UNAUDITED)

NUMBER OF SHARES                                                    VALUE
-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (8.5%)
                        CONSUMER DISCRETIONARY (1.5%)
           56,000       Ford Motor Company Capital
                        Trust II
                        6.50%                              $    1,727,040
                                                           --------------
                        CONSUMER STAPLES (1.4%)
           72,000       Albertson's, Inc.
                        7.25%                                   1,678,320
                                                           --------------
                        FINANCIALS (4.2%)
          550,000       Fortis, NV (Assurant)*
                        7.75%                                     678,562
           32,000       Genworth Financial, Inc.
                        6.00%                                   1,217,600
           66,000       Lehman Brothers Holdings, Inc.
                        6.25%                                   1,712,040
           16,000       Morgan Stanley (Nuveen Investments)
                        5.88%                                     633,856
           15,000       National Australia Bank, Ltd.
                        7.88%                                     602,400
                                                           --------------
                                                                4,844,458
                                                           --------------
                        INDUSTRIALS (1.4%)
          575,000  GBP  BAE Systems, PLC
                        7.75%                                   1,647,550
                                                           --------------
                        TOTAL CONVERTIBLE PREFERRED
                        STOCKS
                        (Cost $9,886,540)                       9,897,368
                                                           ==============
COMMON STOCKS (45.1%)
                        CONSUMER DISCRETIONARY (3.0%)
          100,000  SEK  Electrolux AB                           2,319,525
           15,000       Grupo  Televisa,  S.A.                  1,191,000
                                                           --------------
                                                                3,510,525
                                                           --------------
                        CONSUMER STAPLES (4.9%)
          100,000  GBP  British American Tobacco p.l.c.         2,170,690
          410,000  ZAR  Pick'n Pay Stores Ltd.                  1,680,756
           20,000       Reynolds American, Inc.+                1,780,400
                                                           --------------
                                                                5,631,846
                                                           --------------
                        ENERGY (6.2%)
           30,000       Chevrontexaco Corp.++                   1,719,300
           88,000  EUR  Eni S.p.A.                              2,384,490
           11,000  EUR  OMV, AG                                   604,480
           31,000       PetroChina Company, Ltd.+               2,439,700
                                                           --------------
                                                                7,147,970
                                                           --------------
                        FINANCIALS (12.7%)
          105,000  AUD  Australian Stock Exchange, Ltd.         2,358,760
           25,000       Bancolombia, SA                           642,500
           40,000       Bank of America Corp.++                 1,835,600
            7,000       Goldman Sachs Group, Inc.++               902,720
           31,000  GBP  Investec, PLC                           1,258,076
           24,000  AUD  Macquarie Bank Limited                  1,196,105
          170,000  AUD  QBE Insurance Group Limited             2,383,722
        1,500,000  SGD  Singapore Exchange, Ltd.                2,436,730
           43,000       Washington Mutual, Inc.++               1,771,170
                                                           --------------
                                                               14,785,383
                                                           --------------

               See accompanying Notes to Schedule of Investments

                        CALAMOS GLOBAL TOTAL RETURN FUND
                         NOVEMBER 30, 3005 (UNAUDITED)

NUMBER OF SHARES                                                     VALUE
--------------------------------------------------------------------------
                        HEALTH CARE (6.3%)
            6,500       Alcon, Inc.+                       $       911,300
          190,000  ZAR  Aspen Pharmacare Holdings, Ltd.#           962,255
           53,000       Bristol-Myers Squibb Company++           1,144,270
           60,000       Merck & Company, Inc.++                  1,764,000
            2,500  CHF  Nobel Biocare Holding AG                   568,081
           52,000       Pfizer, Inc.++                           1,102,400
            6,000  CHF  Roche Holding AG                           898,021
                                                           ---------------
                                                                 7,350,327
                                                           ---------------
                        INDUSTRIALS (4.4%)
            9,000       Boeing Company++                           613,710
           11,000  JPY  FANUC, Ltd.                                898,031
           87,000  JPY  Komatsu Ltd.                             1,204,525
          260,000  GBP  Rolls-Royce Group plc#                   1,748,200
           15,000  EUR  YIT-Yhtyma Oyj                             606,165
                                                           ---------------
                                                                 5,070,631
                                                           ---------------
                        INFORMATION TECHNOLOGY (4.6%)
           32,000  JPY  HOYA Corp.                               1,153,500
            9,000       Infosys Technologies, Ltd.                 648,540
           36,000       LSI Logic Corp.#++                         295,560
           22,000       Microsoft Corp.++                          609,620
          100,000  EUR  Nokia Corp.                              1,704,446
          185,000  JPY  Toshiba Corp.                              969,103
                                                           ---------------
                                                                 5,380,769
                                                           ---------------
                        MATERIALS (1.1%)
           28,000  CAD  Teck Cominco Ltd.                        1,285,218
                                                           ---------------
                        UTILITIES (1.9%)
          132,000  GBP  Scottish & Southern Energy               2,233,781
                                                           ---------------
                        TOTAL COMMON STOCKS
                        (Cost $51,579,910)                      52,396,450
                                                           ===============

PRINCIPAL AMOUNT                                                     VALUE
--------------------------------------------------------------------------
SHORT-TERM INVESTMENT (1.6%)
$       1,851,000       Citigroup, Inc.
                        3.970%, 12/01/05
                        (Cost $1,851,000)                  $     1,851,000
                                                           ---------------

NUMBER OF SHARES                                                     VALUE
--------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES ON LOAN (8.2%)
        9,463,215       Bank of New York Institutional
                        Cash Reserve Fund
                        current rate 4.146%
                        (Cost $9,463,215)                        9,463,215
                                                           ---------------
TOTAL INVESTMENTS (108.6%)
(Cost $124,877,415)                                        $   126,067,512
                                                           ===============

NUMBER OF CONTRACTS                                                  VALUE
--------------------------------------------------------------------------
WRITTEN OPTIONS (-0.2%)
                        FINANCIALS (-0.2%)
                        S&P 500#
               35       Call, 01/21/06, 1,250                      (80,500)
               50       Call, 02/18/06, 1,275                      (95,000)
                                                           ---------------
TOTAL WRITTEN OPTIONS
(Premium $167,438)                                                (175,500)
                                                           ---------------

               See accompanying Notes to Schedule of Investments

                        CALAMOS GLOBAL TOTAL RETURN FUND
                         NOVEMBER 30, 3005 (UNAUDITED)

PAYABLE UPON RETURN OF SECURITIES ON LOAN
(-8.2%)                                                         (9,463,215)
                                                           ---------------
LIABILITIES, LESS OTHER ASSETS
(-0.3%)                                                           (365,206)
                                                           ---------------

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100%)        $   116,063,591
                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS

Note: Market Value for Securities denominated in foreign currencies are shown in U.S. dollars.

#    Non-income producing security.

* 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are generally issued to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is exempt from registration (e.g. a sale to another QIB), or the security must be registered for public sale. At November 30, 2005, the market value of 144A securities that could not be exchanged to the registered form is $5,994,262 or 5.2% of net assets.

+    Security, or portion of security, is on loan.

++ Security, or portion of security, is held in a segregated account as collateral for written options aggregating to a total market value of $11,170,350


FOREIGN CURRENCY ABBREVIATIONS
AUD  Australian Dollar
CAD  Canadian Dollar
CHF  Swiss Franc
EUR  European Monetary Unit
GBP  British Pound Sterling
JPY  Japanese Yen
SEK  Swedish Krona
SGD  Singapore Dollar
ZAR  South African Rand



               See accompanying Notes to Schedule of Investments

                       STATEMENT OF ASSETS AND LIABILITIES

November 30, 2005 (Unaudited)


ASSETS
Investments, at value* (cost $124,877,415)                                                                      $126,067,512
Cash with custodian (interest bearing)                                                                               168,333
Accrued interest and dividends receivables                                                                         1,108,716
                                                                                                                ------------
         Total assets                                                                                            127,344,561
                                                                                                                ------------
LIABILITIES
Options written, at value (premium $167,438)                                                                         175,500
Payable upon return of securities loaned                                                                           9,463,215
Payable for investments purchased                                                                                  1,282,089
Payable for accrued offering costs                                                                                   240,209
Payable to investment advisor                                                                                         62,971
Payable to financial accountant                                                                                        1,078
Other accounts payable and accrued liabilities                                                                        55,908
                                                                                                                ------------
         Total liabilities                                                                                        11,280,970
                                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                     116,063,591
                                                                                                                ============
COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value, unlimited shares authorized, 8,006,981 shares issued and outstanding                 114,438,930
Undistributed net investment income (loss)                                                                           324,124
Accumulated net realized gain (loss) on investments, written options and foreign currency transactions               118,246
Net unrealized appreciation (depreciation) on investments, written options and foreign currency translations       1,182,291
                                                                                                                ------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                                    $116,063,591
                                                                                                                ============
Net asset value per common share based on 8,006,981 shares issued and outstanding                               $      14.50
                                                                                                                ============

   *  Includes $9,237,611 of securities loaned


                 See accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS



One month ended November 30, 2005 (unaudited)


INVESTMENT INCOME
Interest                                                                                                $   303,998
Dividends (net of foreign taxes withheld of $238)                                                           127,924
Securities lending income                                                                                     7,298
                                                                                                        -----------
    Total investment income                                                                                 439,220
                                                                                                        -----------
EXPENSES
Investment advisory fees                                                                                     94,918
Financial accounting fees                                                                                     1,078
Accounting fees                                                                                               1,788
Printing and mailing fees                                                                                     6,660
Audit and legal fees                                                                                          4,623
Custodian fees                                                                                                  720
Registration fees                                                                                             2,880
Trustees' fees                                                                                                  840
Transfer agent fees                                                                                             990
Other                                                                                                           599
                                                                                                        -----------
    Total expenses                                                                                          115,096
                                                                                                        -----------
NET INVESTMENT INCOME(LOSS)                                                                                 324,124
                                                                                                        -----------
REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, WRITTEN OPTIONS AND FOREIGN
CURRENCY Net realized gain (loss) from:
    Investments                                                                                                 521
    Written options                                                                                               -
    Foreign currency transactions                                                                           117,725
Change in net unrealized appreciation/depreciation on:
    Investments                                                                                           1,190,097
    Written options                                                                                          (8,062)
    Foreign currency translations                                                                               256
                                                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS AND FOREIGN CURRENCY            1,300,537
                                                                                                        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                         $ 1,624,661
                                                                                                        -----------


                 See accompanying Notes to Financial Statements.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)


                                                                                                 FOR THE ONE       FOR THE PERIOD
                                                                                                 MONTH ENDED        ENDED OCTOBER
                                                                                              NOVEMBER 30, 2005      31, 2005*
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income (loss)                                                                     $     324,124    $     (20,861)
Net realized gain (loss) from investments, written options and  foreign currency transactions          118,246                -
Change in net unrealized appreciation/depreciation on investments, written options and
foreign currency translations                                                                        1,182,291                -
                                                                                                 -------------    -------------
Net increase (decrease) in net assets applicable to common shareholders resulting from
operations                                                                                           1,624,661          (20,861)
                                                                                                 -------------    -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income                                                                                        -                -
CAPITAL STOCK TRANSACTIONS
Proceeds from initial offering                                                                               -      114,700,000
Offering costs on common shares                                                                              -         (240,209)
                                                                                                 -------------    -------------
Net increase (decrease) in net assets from capital stock transactions                                        -      114,459,791
                                                                                                 -------------    -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                            1,624,661      114,438,930
                                                                                                 -------------    -------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period                                                                                114,438,930                -
End of period                                                                                    $ 116,063,591    $ 114,438,930
                                                                                                 =============    =============
Undistributed net investment income (loss)                                                       $     324,124    $           -

* The Fund commenced operations on October 27, 2005.



                 See accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION. Calamos Global Total Return Fund (the "Fund") was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

PORTFOLIO VALUATION. In computing the Fund's net asset value, portfolio securities that are traded on a securities exchange in the United States, except for option securities, are valued at the last reported sale price as of the time of valuation, or lacking any current reported sale at the time of valuation, at the mean between the most recent bid and asked quotations. Each option security traded on a securities exchange in the United States is valued at the last current reported sale price as of the time of valuation if the last current reported sale price falls within the consolidated bid/ask quote for the option security. If the last current reported sale price as of the time of valuation does not fall within the consolidated bid/ask quote for the option security, the security is valued at the mid-point of the consolidated bid/ask quote for the option security. Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price ("NOCP"), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued by the counterparty, or if the counterparty's price is not readily available then by using the Black-Scholes method. Each other security traded over-the-counter is valued at the mean between the most recent bid and asked quotations. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

When market quotations are not readily available or when the valuation methods mentioned above are not reflective of the fair value of the security, the security is priced at a fair value following procedures and/or guidelines approved by the Board of Trustees, which may include utilizing a systematic fair valuation model provided by an independent pricing system. The Fund may also use fair value pricing if the value of a security it holds is, pursuant to Board of Trustees' guidelines, materially affected by events occurring before the Fund's pricing time but after the close of the primary market or exchange on which the security is traded. These procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds' net asset value may differ from quoted or official closing prices.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund's net asset value is not calculated. As stated above, if the market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value following procedures approved by

                          NOTES TO FINANCIAL STATEMENTS

the Board of Trustees. In light of the judgment involved in fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Short-term investment transactions are recorded on a trade date basis. Long-term investment transactions are recorded on a trade date plus one basis, except for fiscal quarter ends, which are recorded on trade date. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.

FOREIGN CURRENCY TRANSLATION. Except for securities of foreign issuers valued by a pricing service, values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate selected by the advisor from rates quoted by any major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, foreign currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency appreciation and depreciation arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

OPTION TRANSACTIONS. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option, among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of purchased call options is increased by premiums paid. The proceeds from securities sold through the exercise of purchased put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

USE OF ESTIMATES. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts

                          NOTES TO FINANCIAL STATEMENTS

reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

INCOME TAXES. No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders substantially all of its taxable income and gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting fixed income securities. Financial records are not adjusted for temporary differences.

The Fund has adopted a level rate monthly distribution to common shareholders. The rate may be modified by the Board of Trustees from time to time.

Monthly distributions may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, distributions may include net realized long-term capital gains to the extent permitted by the 1940 Act.

In order to make these monthly distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. Also, for purposes of maintaining level rate distributions the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of level rate distributions may increase transaction and tax costs associated with the Fund.

INDEMNIFICATIONS. Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

NOTE 2 - INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES

Pursuant to an investment advisory agreement with Calamos Advisors LLC ("Calamos Advisors"), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos Advisors receives a fee payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets; 0.0150% on the next $1 billion of combined assets; and 0.0110% on combined assets above $2 billion for financial accounting services (for purposes of this calculation, "combined assets" means the total average daily net assets of Calamos Investment Trust and Calamos Advisors Trust and the average daily managed assets of Calamos Convertible and High Income Fund, Calamos Convertible Opportunities and Income Fund, Calamos Strategic Total Return Fund and Calamos Global Total Return Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of

                          NOTES TO FINANCIAL STATEMENTS

expense accrual amounts; calculating, tracking, and reporting tax adjustments on all assets and liabilities and monitoring trustee deferred compensation plan accruals and valuations. The Fund will pay its pro rata share of the financial accounting service fee payable to Calamos Advisors based on the Fund's relative portion of combined assets.

The Fund began reimbursing the advisor for a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reported as part of "Other" expenses on the Statement of Operations.

Certain officers and Trustees of the Fund are also officers and directors of Calamos Financial Services LLC ("CFS") and Calamos Advisors. All officers and affiliated Trustees serve without direct compensation from the Fund.

The Fund has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) of CFS or Calamos Advisors and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of a participating trustee's deferred compensation account at any time is equal to what would be the value if the amounts credited to the account had instead been invested in shares of one or more of the Funds of the Calamos Investment Trust as designated by the trustee. Thus, the value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. If a participating trustee retires, the trustee may elect to receive payments under the plan in a lump sum or in equal installments over a period of five years. If a participating trustee dies, any amount payable under the Plan will be paid to the trustee's beneficiaries. There are no deferred compensation investments included in the Statement of Assets and Liabilities at November 30, 2005.

NOTE 3 - INVESTMENTS

Purchases and sales of investments, other than short-term obligations, for the month end November 30, 2005 were as follows:

Purchases                                                   $115,981,498
Proceeds from sales                                            2,409,654


The following information is presented on an income tax basis as of November 30, 2005. Differences between amounts for financial statements and Federal income tax purposes are primarily due to timing differences.

The cost basis of investments for federal income tax purposes at November 30, 2005 was as follows:

Cost basis of investments                                   $124,925,773
                                                            ------------
Gross unrealized appreciation                                  1,896,157
Gross unrealized depreciation                                   (754,418)
                                                            ------------
Net unrealized appreciation (depreciation)                  $  1,141,739
                                                            ------------

                          NOTES TO FINANCIAL STATEMENTS

NOTE 4 - COMMON STOCK

There are unlimited common shares of beneficial interest authorized and 8,006,981 shares outstanding at November 30, 2005. Calamos Advisors owned 6,981 of the outstanding shares at October 31, 2005. Transactions in common shares were as follows:

                                            FOR THE ONE MONTH ENDED      FOR THE PERIOD ENDED
                                              NOVEMBER 30, 2005            OCTOBER 31, 2005*
-------------------------------------------------------------------------------------------------
Beginning shares                                         8,006,981                             -
Shares sold                                                      -                     8,006,981
Shares issued through reinvestment of                            -                             -
distributions
-------------------------------------------------------------------------------------------------
Ending shares                                            8,006,981                     8,006,981
-------------------------------------------------------------------------------------------------

* The Fund commenced operations on October 27, 2005.

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates, and an unrealized gain or loss is recorded. The Fund realizes a gain or loss upon settlement of the contracts. There were no open forward foreign currency contracts at November 30, 2005.

NOTE 6 - OPTIONS TRANSACTIONS

The Fund may engage in options transactions and in doing so achieve similar objectives to what it would achieve through the sale or purchase of individual securities. Transactions in options written during the month ended November 30, 2005 were as follows:

                                                        Number of              Premiums
                                                        Contracts              Received
---------------------------------------------------------------------------------------
Options outstanding at October 31, 2005                         -                     -
Options written                                                85              $167,438
---------------------------------------------------------------------------------------
Options outstanding at November 30, 2005                       85              $167,438

NOTE 7 - SECURITIES LENDING

During the month ended November 30, 2005 the Fund lent certain of its securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the

                          NOTES TO FINANCIAL STATEMENTS


issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, Calamos Advisors and the security lending agent will monitor the creditworthiness of the firms to which the Fund lends securities. At November 30, 2005, the Fund had securities valued at $9,237,611 that were on loan to broker-dealers and banks and $9,463,215 in cash or cash equivalent collateral.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH  PERIOD WERE AS FOLLOWS:

                                                                                             November 1, 2005     October 27, 2005*
                                                                                                 through               through
                                                                                             November 30, 2005     October 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $       14.29        $       14.32(a)
                                                                                             ---------------------------------------
Income from investment operations:
     Net investment income (loss)                                                                     0.04                 -(b)
     Net realized and unrealized gain (loss) from investments, options,
       foreign currency and interest rate swaps                                                       0.17                    -
                                                                                             ---------------------------------------
          Total from investment operations                                                            0.21                    -
------------------------------------------------------------------------------------------------------------------------------------
Less dividends to common shareholders from:
     Net investment income                                                                               -                    -
Capital charge resulting from issuance of common shares                                                  -                (0.03)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $       14.50        $       14.29
                                                                                             =======================================
Market value, end of period                                                                  $       13.35        $       15.00
------------------------------------------------------------------------------------------------------------------------------------
Total investment return based on(c):
     Net asset value                                                                                  1.47%               (0.24)%
     Market value                                                                                   (11.00)%               0.00%
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000's omitted)                  $     116,064        $     114,439
Ratios to average net assets applicable to common shareholders:
     Net expenses(d)                                                                                  1.21%                1.33%
     Gross expenses prior to waivers and reimbursement of expenses by the advisor (d)                 1.21%                3.37%
     Net investment income (loss)(d)                                                                  3.41%               (1.33)%
Portfolio turnover rate                                                                                  4%
Average commission rate paid                                                                 $      0.0255
------------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.

(a) Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.
(b)  Amount equated to less than $0.005 per common share.
(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected.
(d)  Annualized for periods less than one year.

                                   APPENDIX A
                        CALAMOS GLOBAL TOTAL RETURN FUND
                           STATEMENT OF PREFERENCES OF
          AUCTION RATE CUMULATIVE PREFERRED SHARES ("PREFERRED SHARES")

                                TABLE OF CONTENTS

                                                                                                            PAGE
Designation........................................................................................           1

Part I:  Terms of Preferred Shares.................................................................           1
1.       Number of Shares; Ranking.................................................................           1
2.       Dividends.................................................................................           2
3.       Redemption................................................................................           4
4.       Designation of Dividend Period............................................................           8
5.       Restrictions on Transfer..................................................................           9
6.       Voting Rights.............................................................................           9
7.       Liquidation Rights........................................................................          13
8.       Auction Agent.............................................................................          14
9.       1940 Act Preferred Shares Asset Coverage..................................................          14
10.      Preferred Shares Basic Maintenance Amount.................................................          14
11.      Certain Other Restrictions................................................................          14
12.      Compliance Procedures for Asset Maintenance Tests.........................................          15
13.      Notices...................................................................................          16
14.      Waiver....................................................................................          16
15.      Termination...............................................................................          16
16.      Amendment.................................................................................          17
17.      Definitions...............................................................................          17
18.      Interpretation............................................................................          43

Part II: Auction Procedures........................................................................          44
1.       Certain Definitions.......................................................................          44
2.       Orders....................................................................................          45
3.       Submission of Orders by Broker-Dealers to Auction Agent...................................          46
4.       Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate...........          48
5.       Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation.......          50
6.       Transfer of Preferred Shares..............................................................          52

      Calamos Global Total Return Fund, a Delaware statutory trust (the "Trust"), certifies that:

      FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Trust by Article V of its Agreement and Declaration of Trust (which as hereafter amended, restated and supplemented from time to time, is together with this Statement, the "Declaration"), the Board of Trustees has duly authorized the creation and issuance of, __________ shares of preferred shares (no par value) and has further classified __________ of such shares as "Series __ Preferred Shares", liquidation preference $25,000 per share (herein referred to, together with any additional series of Preferred Shares, the "Series," and together, with any additional Preferred Shares, the "Preferred Shares").

      SECOND: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the Preferred Shares are as follows:

                                   DESIGNATION

      Series __ Preferred Shares: a Series of __________ Preferred Shares, no par value, liquidation preference $25,000 per share, is hereby designated "Series __ Preferred Shares" ("Series __ Preferred Shares"). Each share of Series __ Preferred Shares shall have an initial dividend rate per annum equal to _____% and an initial Dividend Payment Date of __________ __, 200__ and have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law, or as are set forth in Part I and Part II of this Statement. The Series __ Preferred Shares shall constitute a separate series of Preferred Shares of the Trust.

      Subject to the provisions of Section 11(b) of Part I hereof, the Board of Trusts of the Trust may, in the future, reclassify additional shares of the Trust's unissued common shares as preferred shares, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms herein described, except that the dividend rate for its initial Dividend Period, its initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in this Statement with respect to the additional shares.

      As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Section 17 of Part I and Section 1 of Part II of this Statement.

                        PART I: TERMS OF PREFERRED SHARES

      1. Number of Shares; Ranking.

            (a) The initial number of authorized shares constituting the Series
__ Preferred Shares is __________ shares. No fractional shares of any Series shall be issued.

            (b) Shares of each Series that at any time have been redeemed or purchased by the Trust shall, after such redemption or purchase, have the status of authorized but unissued preferred shares of beneficial interest.

            (c) Shares of each Series shall rank on a parity with shares of any other Series of preferred shares of the Trust (including any other Preferred Shares) as to the payment of dividends to which such shares are entitled.

            (d) No Holder of shares of any Series shall have, solely by reason of being such a holder, any preemptive exchange, conversion or other right to acquire, purchase or subscribe for any shares of any Series, Common Shares or other securities of the Trust which it may hereafter issue or sell. The Preferred Shares shall not be subject to any sinking fund.

      2. Dividends.

            (a) The Holders of shares of each Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding shares of each Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

            (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the shares of each Series, as follows:

                        (A) with respect to any Dividend Period of one year or
            less, on the Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is more than 91 days then on the 91st, 181st and 271st days within such period, if applicable, and on the Business Day following the last day of such Dividend Period; and

                        (B) with respect to any Dividend Period of more than one
            year, on a quarterly basis on each January 1, April 1, July 1 and October 1 within such Dividend Period and on the Business Day following the last day of such Dividend Period.

                  (ii) If a day for payment of dividends resulting from the application of subparagraph (b) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

                  (iii) The Trust shall pay to the Paying Agent not later than 12:00 noon, New York City time, on each Dividend Payment Date for a Series, an aggregate amount of immediately available funds equal to the dividends to be paid to all Holders of such Series on such Dividend Payment Date. The Trust shall not be required to establish any reserves for the payment of dividends.

                  (iv) All moneys paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph
      (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends will, upon request and to the extent permitted by law, be repaid to the Trust at the end of 90 days from the date on which such moneys were to have been so applied.

                  (v) Each dividend on each Series shall be paid on the Dividend Payment Date therefor to the Holders of that Series as their names appear on the share ledger or share records of the Trust on the Business Day next preceding such Dividend Payment Date; provided, however, if dividends are in arrears, they may be declared and paid at any time to Holders as their names appear on the share ledger or share records of the Trust on such date not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.
                                      A-2

            (c) (i) The dividend rate on Outstanding shares of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate set forth under "Designation" above. For each subsequent Dividend Period for each Series, the dividend rate shall be equal to the rate per annum that results from an Auction (but the rate set at the Auction will not exceed the Maximum Rate); provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Orders have not been made in an Auction (other than as a result of all shares of any Series being the subject of Submitted Hold Orders and other than in an auction for a Special Dividend Period), then the dividend rate on the shares of that Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in
      Section 2(c)(ii) below or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last day of such Default Period). If the Trust has declared a Special Dividend Period and there are not Sufficient Clearing Orders, the dividend rate for the next Dividend Period will be the same as during the current Dividend Period. If as a result of an unforeseeable disruption of the financial markets, an Auction cannot be held, the dividend rate for the subsequent Dividend Period will be the same as the dividend rate for the current Dividend Period.

                  (ii) Subject to the cure provisions in Section 2(c)(iii) below, a "Default Period" with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 12:00 noon, New York City time,
      (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default") and together with a Dividend Default, hereinafter referred to as "Default").

                  Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Dividend Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

                  (iii) No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                  (iv) The amount of dividends per share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was Outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 360 for each Series, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one
      (1) year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

            (d) Any dividend payment made on shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to that Series.

            (e) For so long as the Preferred Shares are Outstanding, except as otherwise contemplated by Part I of this Statement, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares ranking junior to the Preferred Shares as to dividends or upon liquidation) with respect to Common Shares or any other shares of beneficial interest of the Trust ranking junior to the Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or other shares of beneficial interest ranking junior to the Preferred Shares (except by conversion into or exchange for shares of the Trust ranking junior to the Preferred Shares as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount and the 1940 Act Preferred Shares Asset Coverage would be achieved, (ii) all cumulative and unpaid dividends due on or prior to the date of the transaction have been declared and paid in full with respect to the Trust's preferred shares, including the Preferred Shares, or shall have been declared and sufficient funds for the payment thereof deposited with the Paying Agent, and (iii) the Trust has redeemed the full number of preferred shares required to be redeemed by any provision for mandatory redemption including the Preferred Shares required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii) of Part I of this Statement.

            (f) For so long as the Preferred Shares are Outstanding, except as set forth in the next sentence, the Trust will not declare, pay or set apart for payment on any series of shares of beneficial interest of the Trust ranking, as to the payment of dividends, on a parity with the Preferred Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on each Series through their most recent Dividend Payment Date. When dividends are not paid in full upon the Preferred Shares through their most recent Dividend Payment Dates or upon any other series of shares of beneficial interest ranking on parity as to the payment of dividends with Preferred Shares through their most recent respective Dividend Payment Dates, all dividends declared upon the Preferred Shares and any other such series of shares of beneficial interest ranking on parity as to the payment of dividends with the Preferred Shares shall be declared pro rata so that the amount of dividends declared per share on the Preferred Shares and such other series of shares of beneficial interest ranking on parity therewith shall in all cases bear to each other the same ratio that accumulated dividends per share on the Preferred Shares and such other series of shares of beneficial interest ranking on parity therewith bear to each other.

      3. Redemption.

            (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Delaware law, the Trust may, at its option, redeem in whole or in part out of funds legally available therefor shares of any Series herein designated as (A) having a Dividend Period of one year or less, on the Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at a redemption price per share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the Redemption Date ("Redemption Price"), or (B) having a Dividend Period of more than one year, on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 calendar days and not more than 40 calendar days prior to the Redemption Date, at the Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of Part I of this Statement; provided, however, that during a Dividend Period of more than one year, no shares of any Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Trust shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Trust gives such notice and on the Redemption Date, (a) the Trust has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a value not less than the amount (including any applicable premium) due to Holders of each Series by reason of the redemption of each Series on the Redemption Date and (b) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this Section 3 shall be applicable in such circumstances in the event the Trust makes the deposit and gives a notice of redemption to the Auction Agent under paragraph (b) of this Section 3.

                  (ii) If the Trust fails as of any Valuation Date to meet the Preferred Shares Basic Maintenance Amount Test or, as of the last Business Day of any month, the 1940 Act Preferred Shares Asset Coverage, and such failure is not cured within ten Business Days following the relevant Valuation Date, in the case of a failure to meet the Preferred Shares Basic Maintenance Amount Test, or the last Business Day of the following month in the case of a failure to meet the 1940 Act Preferred Shares Asset Coverage (each an "Asset Coverage Cure Date"), the Preferred Shares will be subject to mandatory redemption out of funds legally available therefor. The number of Preferred Shares to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of Preferred Shares the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust meeting the Preferred Shares Basic Maintenance Amount Test, and the 1940 Act Preferred Shares Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all Preferred Shares then Outstanding will be redeemed) and (B) the maximum number of Preferred Shares that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                  (iii) In determining the Preferred Shares required to be redeemed in accordance with the foregoing Section 3(a)(ii), the Trust shall allocate the number of Preferred Shares required to be redeemed to satisfy the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, pro rata or among the Holders of the Preferred Shares in proportion to the number of shares they hold and other preferred shares subject to mandatory redemption provisions similar to those contained in this

      Section 3, subject to the further provisions of this subparagraph (iii). The Trust shall effect any required mandatory redemption pursuant to: (A) the Preferred Shares Basic Maintenance Amount Test, as described in subparagraph (a)(ii) of this Section 3, no later than 30 days after the Trust last met the Preferred Shares Basic Maintenance Amount Test, or (B) the 1940 Act Preferred Shares Asset Coverage, as described in subparagraph
      (a)(ii) of this Section 3, no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of Preferred Shares which would be required to be redeemed by the Trust under clause (A) of subparagraph (a)(ii) of this Section 3 if sufficient funds were available, together with other preferred shares which are subject to mandatory redemption under provisions similar to those contained in this Section 3, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust shall redeem those Preferred Shares, and other preferred shares which it was unable to redeem, on the earliest practicable date on which the Trust will have such funds available, upon notice pursuant to Section 3(b) to record owners of Preferred Shares to be redeemed and the Paying Agent. The Trust will deposit with the Paying Agent funds sufficient to redeem the specified number of Preferred Shares with respect to a redemption required under subparagraph (a)(ii) of this Section 3, by 1:00 P.M., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding Preferred Shares are to be redeemed pursuant to this Section 3(a)(iii), the number of shares to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of the Preferred Shares held by such Holders, by lot or by such other method as the Trust shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

            (b) In the event of a redemption pursuant to the foregoing Section 3(a), the Trust will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Trust shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to Section 3(a)(i) above, one Business Day prior to the giving of notice to the Holders and (ii) in the case of a mandatory redemption pursuant to Section 3(a)(ii) above, on or prior to the 10th day preceding the Mandatory Redemption Date. Only with respect to shares held by the Securities Depository, the Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of shares of any Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of shares of any Series at their addresses appearing on the share records of the Trust. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of shares of each Series to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the shares to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares to be redeemed from such Holder. The Trust shall provide Fitch (if Fitch is then rating the Preferred Shares) written notice of the Trust's intent to redeem shares pursuant to Section 3(a) above.

            (c) Notwithstanding the provisions of paragraph (a) of this Section 3, no preferred shares, including the Preferred Shares, may be redeemed at the option of the Trust unless all dividends in arrears on the Outstanding Preferred Shares and any other preferred shares have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of outstanding preferred shares pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to holders of all outstanding preferred shares.

            (d) Upon the deposit of funds sufficient to redeem shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be Outstanding for any purpose (including, without limitation, for purposes of calculating whether the Trust has met the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage), and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holder to receive the Redemption Price specified herein, but without any interest or other additional amount. Such Redemption Price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate Redemption Price of the shares of any Series called for redemption on such date and (ii) such other amounts, if any, to which Holders of shares of any Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by law, and upon request, be paid to the Trust, after which time the Holders of shares of each Series so called for redemption may look only to the Trust for payment of the Redemption Price and all other amounts, if any, to which they may be entitled; provided, however, that the Paying Agent shall notify all Holders whose funds are unclaimed by placing a notice in The Wall Street Journal concerning the availability of such funds once each week for three consecutive weeks.

            (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Trust may not have redeemed shares of each Series for which a Notice of Redemption has been given, dividends may be declared and paid on shares of any Series and shall include those shares of any Series for which Notice of Redemption has been given but for which deposit of funds has not been made.

            (f) All moneys paid to the Paying Agent for payment of the Redemption Price of shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of holders of shares so to be redeemed.

            (g) So long as any shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

            (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Trust to purchase or otherwise acquire any shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any shares of each Series for which Notice of Redemption has been given and the Trust meets the 1940 Act Preferred Shares Asset Coverage and the Preferred Shares Basic Maintenance Amount Test after giving effect to such purchase or acquisition on the date thereof. Any shares which are purchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding shares of any Series are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

            (i) In the case of any redemption pursuant to this Section 3, only whole shares of each Series shall be redeemed, and in the event that any provision of the Charter would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

            (j) Notwithstanding anything herein to the contrary, including, without limitation, Section 6 of Part I of this Statement, the Board of Trustees, upon notification to each Rating Agency, may authorize, create or issue other Series of preferred shares, including other Series of Preferred Shares, series of preferred shares ranking on parity with the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust, and senior securities representing indebtedness as defined in the 1940 Act, to the extent permitted by the 1940 Act, if upon issuance of any such series, either (A) the net proceeds from the sale of such shares (or such portion thereof needed to redeem or repurchase the Outstanding Preferred Shares) are deposited with the Paying Agent in accordance with Section 3(d) of Part I of this Statement, Notice of Redemption as contemplated by Section 3(b) of Part I of this Statement has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding Preferred Shares or (B) the Trust would meet the 1940 Act Preferred Shares Asset Coverage, the Preferred Shares Basic Maintenance Amount Test and the requirements of Section 11 of Part I of this Statement.

      4. Designation of Dividend Period.

            (a) The initial Dividend Period for each Series shall be the period from the Date of Original Issue to the initial Dividend Payment Date set forth under "Designation" above. The Trust will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Dividend Period and, provided further, that any designation of a Special Dividend Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, each Series shall have been cured as provided above, (iii) Sufficient Clearing Orders shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, and (iv) if the Trust shall have mailed a Notice of Redemption with respect to any shares, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent.

            (b) If the Trust proposes to designate any Special Dividend Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Dividend Period is fewer than eight days) nor more than 30 Business Days prior to the first day of such Special Dividend Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and each Broker-Dealer and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Dividend Period, specifying the first and last days thereof and the Maximum Rate for such Special Dividend Period and (B) that the Trust will by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such Special Dividend Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Dividend Period, subject to the terms of any Specific Redemption Provisions, or
(y) its determination not to proceed with such Special Dividend Period, in which latter event the succeeding Dividend Period shall be a Standard Dividend Period. No later than 3:00 P.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Trust has determined to designate the next succeeding Dividend Period as a Special Dividend Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Trust has determined not to exercise its option to designate a Special Dividend Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 3:00 P.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Dividend Period.

      5. Restrictions on Transfer. Shares of each Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding shares of any Series through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the shares of each Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

      6. Voting Rights.

            (a) Except as otherwise provided in the Declaration or as otherwise required by applicable law, (i) each Holder of shares of any Series shall be entitled to one vote for each share of any Series held on each matter on which the Holders of the Preferred Shares are entitled to vote, and (ii) the holders of the outstanding preferred shares, including each Series, and holders of shares of Common Shares shall vote together as a single class on all matters submitted to the shareholders; provided, however, that, with respect to the election of trustees, the holders of the outstanding preferred shares, including each Series, represented in person or by proxy at a meeting for the election of trustees, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of shares, including the Common Shares, to elect two trustees of the Trust, each share of preferred, including each Series, entitling the holder thereof to one vote. The identities of the nominees of such trusteeships may be fixed by the Board of Trustees. The Board of Trustees will determine to which class or classes the trustees elected by the outstanding preferred shares will be assigned and the holders of outstanding preferred shares shall only be entitled to elect the trustees so designated as being elected by the holders of preferred shares when their term shall have expired and such trustees appointed by the holders of preferred shares will be allocated as evenly as possible among the classes of trustees. Subject to paragraph (b) of this Section 6, the holders of Outstanding shares of Common Shares and outstanding preferred shares, including each Series, voting together as a single class, shall be entitled to elect the balance of the trustees.

            (b) If at any time dividends on the Preferred Shares shall be unpaid in an amount equal to two full years' dividends on the Preferred Shares (a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number of additional trustees that, when added to the number of trustees then constituting the Board of Trustees, shall (together with the two trustees elected by the holders of preferred shares, including each Series, pursuant to paragraph (a) of this
Section 6) constitute a majority of such increased number, and the holders of any shares of preferred shares, including each Series, shall be entitled, voting as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of the Trust), to elect the smallest number of such additional trustees of the Trust that shall constitute a majority of the total number of trustees of the Trust so increased. The Voting Period and the voting rights so created upon the occurrence of the conditions set forth in this paragraph (b) of Section 6 shall continue unless and until all dividends in arrears on each Series shall have been paid or declared and sufficient cash or specified securities are set apart for the payment of such dividends. Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of preferred shares, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

            (c) As soon as practicable after the accrual of any right of the holders of preferred shares, including each Series, to elect additional trustees as described in paragraph (b) of this Section 6, the Trust shall notify the Auction Agent, and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than ten nor more than 90 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of preferred shares, including each Series, held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of the Trust), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis. At any such meeting or adjournment thereof in the absence of a quorum, a majority of the holders of preferred shares, including Holders of the Preferred Shares, present in person or by proxy shall have the power to adjourn the meeting without notice, other than an announcement at the meeting, until a quorum is present.

            (d) For purposes of determining any rights of the holders of the shares of preferred shares, including each Series, to vote on any matter, whether such right is created by this Statement, by statute or otherwise, if redemption of some or all of the preferred shares, including each Series, is required, no holder of preferred shares, including each Series, shall be entitled to vote and no preferred shares, including each Series, shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum, if prior to or concurrently with the time of determination, sufficient Deposit Securities for the redemption of such shares have been deposited in the case of Preferred Shares in trust with the Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3(b) of Part I of this

Statement and in the case of other preferred shares, the Trust has otherwise met the conditions for redemption applicable to such shares.

            (e) The terms of office of all persons who are trustees of the Trust at the time of a special meeting of Holders of the Preferred Shares and holders of other preferred shares to elect trustees pursuant to paragraph (b) of this
Section 6 shall continue, notwithstanding the election at such meeting by the holders of the number of trustees that they are entitled to elect.

            (f) Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders of the Preferred Shares and holders of other preferred shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining trustees shall constitute the trustees of the Trust and the voting rights of such holders to elect additional trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

            (g) Unless otherwise required by law or in the Trust's Declaration, the Holders of Preferred Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. In the event that the Trust fails to pay any dividends on the Preferred Shares or fails to redeem any Preferred Shares which it is required to redeem, or any other event occurs which requires the mandatory redemption of Preferred Shares and the required Notice of Redemption has not been given, other than the rights set forth in paragraph (a) of Section 3 of Part I of this Statement, the exclusive remedy of the Holders of Preferred Shares shall be the right to vote for trustees pursuant to the provisions of paragraph (b) of this Section 6. In no event shall the Holders of Preferred Shares have any right to sue for, or bring a proceeding with respect to, such dividends or redemptions or damages for the failure to receive the same.

            (h) For so long as any preferred shares, including each Series, are outstanding, the Trust will not, without the affirmative vote of the Holders of a majority of the outstanding preferred shares, (i) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(ii) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to the Preferred Shares, or arising in connection with any futures contracts or options thereon, interest rate swap or cap transactions, forward rate transactions, put or call options or other similar transactions, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (iii) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's Paying Agent and the Auction Agent; or (iii) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment restrictions; provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has Eligible Assets with an aggregate Discounted Value at least equal to the Preferred Shares Basic Maintenance Amount as of the immediately preceding Valuation Date.

            (i) The affirmative vote of the holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares, including each Series, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of holders of preferred shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify each Rating Agency that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify each Rating Agency of the results of such vote.

            (j) The affirmative vote of the Holders of a majority, as defined in the 1940 Act, of the outstanding preferred shares of any series, voting separately from any other series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series in a manner different from that of other series or classes of the Trust's shares of beneficial interest. For purposes of the foregoing, no matter shall be deemed to adversely affect any rights, preference or power unless such matter
(i) alters or abolishes any preferential right of such series; (ii) creates, alters or abolishes any right in respect of redemption of such series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series. The vote of holders of any series described in this Section (j) will in each case be in addition to a separate vote of the requisite percentage of Common Shares and/or preferred shares necessary to authorize the action in question.

            (k) The Board of Trustees, without the vote or consent of any holder of preferred shares, including each Series, or any other shareholder of the Trust, may from time to time add, amend, alter or repeal any or all of the definitions contained herein, add, amend, alter or repeal covenants and other obligations of the Trust, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of any Rating Agency with respect to each Series, and any such addition, amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof, provided that the Board of Trustees receives written confirmation from each relevant Rating Agency (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency's rating of any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

      In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including each Series, or any other shareholder of the Trust, but only with confirmation from each Rating Agency, and after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would meet the Preferred Shares Basic Maintenance Amount test.

      The Board of Trustees may amend the definition of Standard Dividend Period to change the Dividend Period with respect to one or more Series without the vote or consent of the holders of shares of preferred, including each series, or any other shareholder of the Trust, and any such change will not be deemed to affect the preferences, rights or powers of Preferred Shares or the Holders thereof.

      7. Liquidation Rights.

            (a) In the event of any liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the holders of preferred shares, including each Series, shall be entitled to receive out of the assets of the Trust available for distribution to shareholders, after claims of creditors but before distribution or payment shall be made in respect of the Common Shares or to any other shares of beneficial interest of the Trust ranking junior to the preferred shares, as to liquidation payments, a liquidation distribution in the amount of $25,000 per share (the "Liquidation Preference"), plus an amount equal to all unpaid dividends accrued to and including the date fixed for such distribution or payment (whether or not declared by the Board of Trustees, but excluding interest thereon), but such Holders shall be entitled to no further participation in any distribution or payment in connection with any such liquidation, dissolution or winding up. Each Series shall rank on a parity with shares of any other series of preferred shares of the Trust (including each Series) as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust.

            (b) If, upon any such liquidation, dissolution or winding up of the affairs of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all outstanding preferred shares, including each Series, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding preferred shares, including each Series, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Unless and until payment in full has been made to the holders of all outstanding preferred shares, including each Series, of the liquidation distributions to which they are entitled, no dividends or distributions will be made to holders of Common Shares or any shares of beneficial interest of the Trust ranking junior to the preferred shares as to liquidation.

            (c) Neither the consolidation nor merger of the Trust with or into any other business entity, nor the sale, lease, exchange or transfer by the Trust of all or substantially all of its property and assets, shall be deemed to be a liquidation, dissolution or winding up of the Trust for purposes of this
Section 7.

            (d) After the payment to Holders of Preferred Shares of the full preferential amounts provided for in this Section 7, the Holders of the Preferred Shares as such shall have no right or claim to any of the remaining assets of the Trust.

            (e) In the event the assets of the Trust or proceeds thereof available for distribution to the Holders of Preferred Shares, upon dissolution, liquidation or winding up of the affairs of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any shares of any other series of preferred shares unless proportionate distributive amounts shall be paid on account of the Preferred Shares, ratably, in proportion to the full distributable amounts to which holders of all preferred shares are entitled upon such dissolution, liquidation or winding up.

            (f) Subject to the rights of the holders of other preferred shares or after payment shall have been made in full to the Holders of Preferred Shares as provided in paragraph (a) of this Section 7, but not prior thereto, any other series or class of shares ranking junior to the Preferred Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Trust shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the Preferred Shares shall not be entitled to share therein.

      8. Auction Agent. For so long as any Preferred Shares are Outstanding, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of any Series are Outstanding, the Trust will use its best efforts to enter into an agreement with a successor auction agent containing substantially the same terms and conditions as the auction agency agreement. The Trust may remove the Auction Agent provided that prior to such removal the Trust shall have entered into such an agreement with a successor auction agent.

      9. 1940 Act Preferred Shares Asset Coverage. The Trust shall maintain, as of the last Business Day of each month in which any Preferred Shares are Outstanding, the 1940 Act Preferred Shares Asset Coverage; provided, however, that Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.

      10. Preferred Shares Basic Maintenance Amount. So long as any Preferred Shares are Outstanding and any Rating Agency so requires, the Trust shall maintain, as of each Valuation Date, S&P Eligible Assets and Fitch Eligible Assets, as applicable, having an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount; provided, however, that
Section 3(a)(ii) shall be the sole remedy in the event the Trust fails to do so.

      11. Certain Other Restrictions. So long as any Preferred Shares are Outstanding and S&P, Fitch or any Other Rating Agency that is rating such shares so requires, the Trust will not, unless it has received written confirmation from S&P (if S&P is then rating the Preferred Shares), Fitch (if Fitch is then rating the Preferred Shares) and (if applicable) such Other Rating Agency, that any such action would not impair the rating then assigned by such Rating Agency to the Preferred Shares, engage in any one or more of the following transactions:

            (a) issue any additional class or series of shares ranking prior to the Preferred Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Trust;

            (b) issue additional shares of any Series of Preferred Shares, including any Series previously purchased or redeemed by the Trust;

            (c) issue senior securities representing indebtedness as defined under the 1940 Act;

            (d) engage in any short sales of securities;

            (e) lend portfolio securities;

            (f) merge or consolidate into or with any other entity;

            (g) borrow money except for the purpose of clearing transactions in portfolio securities (which borrowings shall under any circumstances be limited to the lesser of $10 million and an amount equal to 5% of the Market Value of the Trust's total assets at the time of such borrowings and which borrowings shall be repaid within 60 days and not to be extended or renewed and shall not cause the aggregate Discounted Value of the S&P Eligible Assets or the Fitch Eligible Assets to be less than the Preferred Shares Basic Maintenance Amount);

            (h) engage in dollar rolls and reverse repurchase agreements if, at the time the Trust enters into such agreements, such activity results in a failure to maintain the 1940 Act Preferred Shares Asset Coverage or the Preferred Shares Basic Maintenance Amount, or if any such dollar rolls and reverse repurchase agreements have a maturity of greater than 30 days.

      12. Compliance Procedures for Asset Maintenance Tests. For so long as any Preferred Shares are Outstanding and any Rating Agency so requires:

            (a) As of each Valuation Date, the Trust shall determine (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset, (iii) whether the Preferred Shares Basic Maintenance Amount Test is met as of that date, (iv) the value (as used in the 1940 Act) of the total assets of the Trust, less all liabilities, and (v) whether the 1940 Act Preferred Shares Asset Coverage is met as of that date.

            (b) Upon any failure to meet the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on any Valuation Date, the Trust may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing Preferred Shares outside of an Auction or, in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), to meet (or certify in the case of a failure to file a certificate on a timely basis, as the case may be) the Preferred Shares Basic Maintenance Amount Test or 1940 Act Preferred Shares Asset Coverage on or prior to the Asset Coverage Cure Date.

            (c) Compliance with the Preferred Shares Basic Maintenance Amount and 1940 Act Preferred Shares Asset Coverage tests shall be determined with reference to those Preferred Shares which are deemed to be Outstanding hereunder.

            (d) In the case of the asset coverage requirements for Fitch and S&P, the auditors must certify once per annum, or as requested by a Rating Agency, the asset coverage test on a date randomly selected by the auditor.

            (e) The Trust shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (i)-(iii) of paragraph (a) of this Section 12 (a "Preferred Shares Basic Maintenance Certificate") as of (A) within seven Business Days after the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the Preferred Shares Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares are redeemed, (F) any day Fitch Eligible Assets have an aggregate Discounted Value less than or equal to 110% of the Preferred Shares Basic Maintenance Amount. Such Preferred Shares Basic Maintenance Certificate shall be delivered in the case of clause (i)(A) on or before the seventh Business Day after the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

            (f) The Trust shall deliver to the Auction Agent and each Rating Agency a certificate which sets forth a determination of items (iv) and (v) of paragraph (a) of this Section 12 (a "1940 Act Preferred Shares Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of a Business Day on or before any Asset Coverage Cure Date relating to the failure to meet the 1940 Act Preferred Shares Asset Coverage. Such 1940 Act Preferred Shares Asset Coverage Certificate shall be delivered in the case of clause (i) on or before the seventh Business Day after the Date of Original Issue and in the case of clause
(ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates required by paragraphs (d) and (e) of this Section 12 may be combined into a single certificate.

            (g) Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent and each Rating Agency a letter prepared by the Trust's independent auditors (an "Auditor's Certificate") regarding the accuracy of the calculations made by the Trust in the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate required to be delivered by the Trust on or before the seventh Business Day after the Date of Original Issue. Within ten Business Days after delivery of the Preferred Shares Basic Maintenance Certificate and the 1940 Act Preferred Shares Asset Coverage Certificate relating to the last Valuation Date of each fiscal year of the Trust, the Trust will deliver to the Auction Agent and each Rating Agency an Auditor's Certificate regarding the accuracy of the calculations made by the Trust in such Certificates. In addition, the Trust will deliver to the persons specified in the preceding sentence an Auditor's Certificate regarding the accuracy of the calculations made by the Trust on each Preferred Shares Basic Maintenance Certificate and 1940 Act Preferred Shares Asset Coverage Certificate delivered in relation to an Asset Coverage Cure Date within ten days after the relevant Asset Coverage Cure Date. If an Auditor's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent auditors will be conclusive and binding on the Trust.

            (h) The Auditor's Certificates referred to in paragraph (g) above will confirm, based upon the independent auditor's review of portfolio data provided by the Trust, (i) the mathematical accuracy of the calculations reflected in the related Preferred Shares Basic Maintenance Amount Certificates and 1940 Act Preferred Shares Asset Coverage Certificates and (ii) that, based upon such calculations, the Trust had, at such Valuation Date, met the Preferred Shares Basic Maintenance Amount Test.

            (i) In the event that a Preferred Shares Basic Maintenance Certificate or 1940 Act Preferred Shares Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Act Preferred Shares Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) of Part I of this Statement. In the event that a Preferred Shares Basic Maintenance Certificate, a 1940 Act Preferred Shares Asset Coverage Certificate or an applicable Auditor's Certificate with respect to an Asset Coverage Cure Date is not delivered within the time periods specified herein, the Trust shall be deemed to have failed to meet the Preferred Shares Basic Maintenance Amount Test or the 1940 Preferred Shares Asset Coverage, as the case may be, as of the related Valuation Date.

      13. Notices. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by facsimile or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed, except as otherwise provided in this Statement or by the Delaware law for notices of shareholders' meetings.

      14. Waiver. To the extent permitted by Delaware law, Holders of at least two-thirds of the Outstanding Preferred Shares, acting collectively, or each Series, acting as a separate series, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

      15. Termination. In the event that no Preferred Shares are Outstanding, all rights and preferences of such shares established and designated hereunder shall cease and terminate, and all obligations of the Trust under this Statement shall terminate.

      16. Amendment. Subject to the provisions of this Statement, the Board of Trustees may, by resolution duly adopted without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend this Statement to reflect any amendments hereto which the Board of Trustees is entitled to adopt pursuant to the terms of Section 6(k) of Part I of this Statement without shareholder approval. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.

      17. Definitions. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

      "Affiliate" means any person actually known to the Auction Agent to be controlled by, in control of or under common control with the Trust; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Trust shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation, one of the directors or executive officers of which is a trustee of the Trust be deemed to be an Affiliate solely because such director or executive officer is also a trustee of the Trust.

      "Agent Member" means a member of or a participant in the Securities Depository that will act on behalf of a Bidder.

      "All Hold Rate" means 80% of the Reference Rate

      "Applicable Percentage" means the percentage determined based on the higher of the credit ratings assigned to the series of Preferred Shares on such date by Fitch and S&P or equivalent credit rating by any Other Rating Agency as follows:

CREDIT RATING                 APPLICABLE PERCENTAGE
AA- or higher                          150%
A- to A+                               200%
BBB- to BBB+                           250%
Below BBB-                             275%

      The Applicable Percentage as so determined shall be further subject to upward but not downward adjustment in the discretion of the Board of Trustees of the Trust after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the Preferred Shares Basic Maintenance Amount.

      "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Rate, and (iii) in the case of any Dividend Period if all the shares of a Series are the subject of Submitted Hold Orders for the Auction in respect thereof, the All Hold Rate corresponding to that Series.

      "Asset Coverage Cure Date" has the meaning set forth in Section 3(a)(ii) of this Statement.

      "Auction" means each periodic operation of the Auction Procedures.

      "Auction Agent" means The Bank of New York unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

      "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

      "Auction Procedures" means the procedures for conducting Auctions as set forth in Part II of this Statement.

      "Auditor's Certificate" has the meaning set forth in Section 12(g) of Part I of this Statement.

      "Beneficial Owner," with respect to shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

      "Bid" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

      "Bidder" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement, provided, however, that neither the Trust nor any Affiliate shall be permitted to be a Bidder in an Auction.

      "Board of Trustees" or "Board" means the Board of Trustees of the Trust or any duly authorized committee thereof as permitted by applicable law.

      "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

      "Broker-Dealer Agreement" means an agreement between the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

      "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in The City of New York, New York are authorized or obligated by law to close.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Commission" means the Securities and Exchange Commission.

      "Common Shares" means the shares of the Trust common shares of beneficial interest, no par value.

      "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

      "Default" has the meaning set forth in Section 2(c)(ii) of Part I of this Statement.

      "Default Period" has the meaning set forth in Sections 2(c)(ii) or (iii) of Part I of this Statement.

      "Default Rate" has the meaning set forth in Section 2(c)(iii) of Part I of this Statement.

      "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA or A-1 by S&P, except that, for purposes of optional redemption, such obligations or securities will be considered "Deposit Securities" only if they also are rated at least P-1 by Moody's.

      "Discount Factor" means the S&P Discount Factor (if S&P is then rating the Preferred Shares), the Fitch Discount Factor (if Fitch is then rating the Preferred Shares) or the discount factor established by any Other Rating Agency which is then rating the Preferred Shares and which so requires, whichever is applicable.

      "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor.

      "Dividend Default" has the meaning set forth in Section 2(c)(iii) of Part I of this Statement.

      "Dividend Payment Date" with respect to the Preferred Shares means any date on which dividends are payable pursuant to Section 2(b) of Part I of this Statement.

      "Dividend Period" means, with respect to each Series, the initial period from the Date of Original Issue to the initial Dividend Payment Date set forth under "Designation" above, and thereafter, as to such Series, the period commencing on the Business Day following each Dividend Period for such Series and ending on the calendar day immediately preceding the next Dividend Payment Date for such Series.

      "Eligible Assets" means Fitch Eligible Assets (if Fitch is then rating the Preferred Shares), S&P Eligible Assets (if S&P is then rating the Preferred Shares), and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating the Preferred Shares, whichever is applicable.

      "Existing Holder" has the meaning set forth in Section 1(d) of Part II of this Statement.

      "Failure to Deposit" with respect to shares of a series of Preferred Shares, means a failure by the Trust to pay the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 3 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Trust's failure to pay the Redemption Price in respect of shares of Preferred Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

      "Fitch" means Fitch Ratings.

      "Fitch Discount Factor" means, for the purposes of determining the Discounted Value of any Fitch Eligible Asset, the percentage determined as follows. The Fitch Discount Factor for any Fitch Eligible Asset other than the securities set forth below will be the percentage provided in writing by Fitch. Any documents provided to Fitch pursuant to this Statement shall be delivered to Fitch electronically at the following e-mail address: funds.surveillance@fitchratings.com.

                  (i) Corporate debt securities. The percentage determined by reference to the rating of a corporate debt security in accordance with the table set forth below.

                                                                                                          NOT
                                                                                                         RATED
                                                                                                          OR
        TERM TO MATURITY OF CORPORATE                                                                    BELOW
           DEBT SECURITY UNRATED(1)                AAA        AA          A        BBB        BB          BB
3 years or less (but longer than 1 year)......    106.38%   108.11%    109.89%    111.73%   129.87%     151.52%
5 years or less (but longer than 3 years).....    111.11    112.99     114.94     116.96    134.24      151.52
7 years or less (but longer than 5 years).....    113.64    115.61     117.65     119.76    135.66      151.52
10 years or less (but longer than 7 years)....    115.61    117.65     119.76     121.95    136.74      151.52
15 years or less (but longer than 10 years)...    119.76    121.95     124.22     126.58    139.05      151.52
More than 15 years............................    124.22    126.58     129.03     131.58    144.55      151.52

----------
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

                  (ii) Convertible securities. The Fitch Discount Factor applied to convertible securities is (A) 200% for investment grade convertibles and (B) 222% for below investment grade convertibles so long as such convertible securities have neither (x) conversion premium greater than 100% nor (y) have a yield to maturity or yield to worst of >15.00% above the relevant Treasury curve.

                  The Fitch Discount Factor applied to convertible securities which have conversion premiums of greater than 100% is (A) 152% for investment grade convertibles and (B) 179% for below investment grade convertibles so long as such convertible securities do not have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve.

                  The Fitch Discount Factor applied to convertible securities which have a yield to maturity or yield to worst of > 15.00% above the relevant Treasury curve is 370%.

                  If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB-will be used). If a security is not rated by any Rating Agency, the Trust will treat the security as if it were below investment grade.

                  (iii) Preferred securities: The percentage determined by reference to the rating of a preferred security in accordance with the table set forth below.

                                                                                            NOT
                                                                                           RATED
                                                                                             OR
                                                                                           BELOW
      PREFERRED SECURITY(1)             AAA       AA          A        BBB        BB         BB
Taxable Preferred.............        130.58%   133.19%    135.91%   138.73%    153.23%   161.08%
Dividend-Received Deduction
   (DRD) Preferred............        163.40%   163.40%    163.40%   163.40%    201.21%   201.21%

----------
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A- and the Moody's rating is Baa1, a Fitch rating of BBB+ will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determine the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba3, a Fitch rating of BB- will be used). If a security is not rated by any Rating Agency, the Trust will use the percentage set forth under "Unrated" in this table.

                  (iv) U.S. Government Securities and U.S. Treasury Strips:

                                                  DISCOUNT
         TIME REMAINING TO MATURITY               FACTOR
1 year or less................................      100%
2 years or less (but longer than 1 year)......      103%
3 years or less (but longer than 2 years).....      105%
4 years or less (but longer than 3 years).....      107%
5 years or less (but longer than 4 years).....      109%
7 years or less (but longer than 5 years).....      112%
10 years or less (but longer than 7 years)....      114%
15 years or less (but longer than 10 years)...      122%
20 years or less (but longer than 15 years)...      130%
25 years or less (but longer than 20 years)...      146%
Greater than 30 years.........................      154%

                  (v) Short-Term Investments and Cash: The Fitch Discount Factor applied to short-term portfolio securities, including without limitation Debt Securities, Short Term Money Market Instruments and municipal debt obligations, will be (A) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Fitch Exposure Period; (B) 115%, so long as such portfolio securities mature or have a demand feature at par not exercisable within the Fitch Exposure Period; and (C) 125%, so long as such portfolio securities neither mature nor have a demand feature at par exercisable within the Fitch Exposure Period. A Fitch Discount Factor of 100% will be applied to cash.

                  (vi) Rule 144A Securities: The Fitch Discount Factor applied to Rule 144A Securities will be 110% of the Fitch Discount Factor which would apply were the securities registered under the Securities Act.

                  (vii) Foreign Bonds: The Fitch Discount Factor (A) for a Foreign Bond the principal of which (if not denominated in U.S. dollars) is subject to a currency hedging transaction will be the Fitch Discount Factor that would otherwise apply to such Foreign Bonds in accordance with this definition and (B) for (1) a Foreign Bond the principal of which (if not denominated in U.S. dollars) is not subject to a currency hedging transaction and (2) a bond issued in a currency other than U.S. dollars by a corporation, limited liability company or limited partnership domiciled in, or the government or any agency, instrumentality or political subdivision of, a nation other than an Approved Foreign Nation, will be 370%.

                  (viii) Common stock and warrants: The Fitch Discount Factor applied to common stock will be:

                             Large-cap stocks: 200%
                              Mid-cap stocks: 233%
                             Small-cap stocks: 286%
                                  Others: 370%

                  See "Fitch Eligible Assets -- common stocks" for definitions of large-cap, mid-cap and small-cap stocks.

                  (ix) Futures and call options: For purposes of the Preferred Shares Basic Maintenance Amount, futures held by the Fund shall not be included as Fitch Eligible Assets. However, such assets shall be valued at market value by subtracting the good faith margin and the maximum daily trading variance as of the Valuation Date. Options purchased by the Fund shall not be included as Fitch Eligible Assets. For written covered call options (when the Fund holds the underlying position), to determine the Fitch Eligible Asset, use the product of (a) the number of exercisable shares in the contract, and (b) the lesser of (i) the market value of the underlying security, and (ii) the strike price. For written uncovered call options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the product of (1) the market value of the underlying security or index and (2) the applicable discount factor, less the strike price. For written put options, to determine the reduction in the aggregate Fitch Discounted Value, use the greater of (a) zero and (b) the product of (i) the number of exercisable shares in the contract, and (ii) the strike price less the quotient of (1) the market value of the underlying security or index, and (2) the applicable discount factor.

                  (x) Real Estate Investment Trusts:


                      (A) For common stock and preferred stock of REITs and other real estate companies, the Fitch Discount Factor applied shall be:

           REIT or other real estate company preferred stock..............      154%
           REIT or other real estate company stock........................      196%

                      (B) For corporate debt securities or REITs, the Fitch Discount Factor applied shall be:

      TERMS TO MATURITY            AAA         AA          A          BBB         BB          B         UNRATED(1)
      -----------------           ----        ----        ----       ----        ----        ----       ---------
1 year or less...............     111%        114%        117%       120%        121%        127%          127%
2 years or less (but
   longer than 1 year).......     116%        123%        125%       127%        132%        137%          137%
3 years or less (but
   longer than 2 years)......     121%        125%        127%       131%        133%        140%          152%
4 years or less (but
   longer than 3 years)......     126%        126%        129%       132%        136%        140%          164%
5 years or less (but
   longer than 4 years)......     131%        132%        135%       139%        144%        149%          185%
7 years or less (but
   longer than 5 years)......     140%        143%        146%       152%        159%        167%          228%
10 years or less (but
   longer than 7 years)......     141%        143%        147%       153%        160%        168%          232%
12 years or less (but
   longer than 7 years)......     144%        144%        150%       157%        165%        174%          249%
15 years or less (but
   longer than 12 years).....     148%        151%        155%       163%        172%        182%          274%
30 years or less (but
   longer than 15 years).....     152%        156%        160%       169%        180%        191%          306%

----------
(1) If a security is not rated by Fitch but is rated by two other Rating Agencies, then the lower of the ratings on the security from the two other Rating Agencies will be used to determine the Fitch Discount Factor (e.g., where the S&P rating is A and the Moody's rating is Baa, a Fitch rating of BBB will be used). If a security is not rated by Fitch but is rated by only one other Rating Agency, then the rating on the security from the other Rating Agency will be used to determined the Fitch Discount Factor (e.g., where the only rating on a security is an S&P rating of AAA, a Fitch rating of AAA will be used, and where the only rating on a security is a Moody's rating of Ba, a Fitch rating of BB will be used). Securities rated either below B or not rated by any Rating Agency shall be treated as "Unrated" in the table above.

      "Fitch Eligible Assets" means:

                  (i) cash (including interest and dividends due on assets rated
      (A) BBB or higher by Fitch or the equivalent by another Rating Agency if the payment date is within five Business Days of the Valuation Date, (B) A or higher by Fitch or the equivalent by another Rating Agency if the payment date is within thirty days of the Valuation Date, and (C) A+ or higher by Fitch or the equivalent by another Rating Agency if the payment date is within the Fitch Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are settled within five business days;

                  (ii) Short Term Money Market Instruments so long as (A) such securities are rated at least F1+ by Fitch or the equivalent by another Rating Agency, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch or the equivalent by another Rating Agency, or (C) in all other cases, the supporting entity (1) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within one month, (2) is rated at least A by Fitch or the equivalent by another Rating Agency and the security matures within three months or (3) is rated at least AA by Fitch or the equivalent by another Rating Agency and the security matures within six months;

                  (iii) U.S. Government Securities and U.S. Treasury Strips;

                  (iv) debt securities if such securities have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for resale pursuant to Rule 144A under the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; and such securities are issued by (1) a U.S. corporation, limited liability company or limited partnership, (2) a corporation, limited liability company or limited partnership domiciled in Argentina, Australia, Brazil, Chile, France, Germany, Italy, Japan, Korea, Mexico, Spain or the United Kingdom (the "Approved Foreign Nations"), (3) the government of any Approved Foreign Nation or any of its agencies, instrumentalities or political subdivisions (the debt securities of Approved Foreign Nation issuers being referred to collectively as "Foreign Bonds"), (4) a corporation, limited liability company or limited partnership domiciled in Canada or (5) the Canadian government or any of its agencies, instrumentalities or political subdivisions (the debt securities of Canadian issuers being referred to collectively as "Canadian Bonds"). Foreign Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Similarly, Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 20% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. Notwithstanding the limitations in the two preceding sentences, Foreign Bonds and Canadian Bonds held by the Trust will qualify as Fitch Eligible Assets only up to a maximum of 30% of the aggregate Market Value of all assets constituting Fitch Eligible Assets. In addition, bonds which are issued in connection with a reorganization under U.S. federal bankruptcy law ("Reorganization Bonds") will be considered debt securities constituting Fitch Eligible Assets if (a) they provide for periodic payment of interest in cash in U.S. dollars or euros; (b) they do not provide for conversion or exchange into equity capital at any time over their lives; (c) they have been registered under the Securities Act or are restricted as to resale under federal securities laws but are eligible for trading under Rule 144A promulgated pursuant to the Securities Act as determined by the Trust's investment manager or portfolio manager acting pursuant to procedures approved by the Board of Trustees of the Trust; (d) they were issued by a U.S. corporation, limited liability company or limited partnership; and (e) at the time of purchase at least one year had elapsed since the issuer's reorganization. Reorganization Bonds may also be considered debt securities constituting Fitch Eligible Assets if they have been approved by Fitch, which approval shall not be unreasonably withheld. All debt securities satisfying the foregoing requirements and restrictions of this paragraph (iv) are herein referred to as "Debt Securities."

                  (v) Preferred stocks if (A) dividends on such preferred stock are cumulative, (B) such securities provide for the periodic payment of dividends thereon in cash in U.S. dollars or euros and do not provide for conversion or exchange into, or have warrants attached entitling the holder to receive equity capital at any time over the respective lives of such securities, (C) the issuer of such a preferred stock has common stock listed on either the New York Stock Exchange or the American Stock Exchange, (D) the issuer of such a preferred stock has a senior debt rating or preferred stock rating from Fitch of BBB - or higher or the equivalent rating by another Rating Agency. In addition, the preferred stocks issue must be at least $50 million;

                  (vi) Asset-backed and mortgage-backed securities;

                  (vii) Rule 144A Securities;

                  (viii) Bank Loans;

                  (ix) Municipal debt obligation that (A) pays interest in cash
      (B) is part of an issue of municipal debt obligations of at least $5 million, except for municipal debt obligations rated below A by Fitch or the equivalent rating by another Rating Agency, in which case the minimum issue size is $10 million;

                  (x) Tradable credit baskets (e.g., Traded Custody Receipts or TRACERS and Targeted Return Index Securities Trust or TRAINS);

                  (xi) Convertible debt and convertible preferred stocks;

                  (xii) Financial contracts, as such term is defined in Section 3(c)(2)(B)(ii) of the Investment Company Act, not otherwise provided for in this definition may be included in Fitch Eligible Assets, but, with respect to any financial contract, only upon receipt by the Trust of a writing from Fitch specifying any conditions on including such financial contract in Fitch Eligible Assets and assuring the Trust that including such financial contract in the manner so specified would not affect the credit rating assigned by Fitch to the Preferred Shares;

                  (xiii) Interest rate swaps entered into according to International Swap Dealers Association ("ISDA") standards if (1) the counterparty to the swap transaction has a short-term rating of not less than F1 by Fitch or the equivalent by another, NRSRO, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher by Fitch or the equivalent by another NRSRO and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

                  (xiv) Common stocks (1)(A) which are traded on the New York Stock Exchange, the American Stock Exchange or in the over-the-counter market, (B) which, if cash dividend paying, pay cash dividends in U.S. dollars, and (C) which may be sold without restriction by the Trust; provided, however, that (i) common stock which, while a Fitch Eligible Asset owned by the Trust, ceases paying any regular cash dividend will no longer be considered a Fitch Eligible Assets until 60 calendar days after the date of the announcement of such cessation, unless the issuer of the common stock has senior debt securities rated at least A- by Fitch and (ii) the aggregate Market Value of the Trust's holdings of the common stock of any issuer in excess of 5% per U.S. issuer of the number of Outstanding shares times the Market Value of such common stock shall not be a Fitch's Eligible Asset; and (2) securities denominated in any currency other than the U.S. dollar and securities of issuers formed under the laws of jurisdictions other than the United States, its states and the District of Columbia for which there are dollar-denominated American Depository Receipts ("ADRs") which are traded in the United States on exchanges or over-the-counter and are issued by banks formed under the laws of the United States, its states or the District of Columbia; provided, however, that the aggregate Market Value of the Trust's holdings of securities denominated in currencies other than the U.S. dollar and ADRs in excess of 3% of the aggregate Market Value of the Outstanding shares of common stock of such issuer or in excess of 10% of the Market Value of the Trust's Fitch Eligible Assets with respect to issuers formed under the laws of any single such non-U.S. jurisdiction other than Approved Foreign Nations shall not be a Fitch Eligible Asset;
      (iii) Small-cap stocks refer to stocks with a market capitalization between $300 million to $2 billion. Mid-cap stocks refer to stocks with a market capitalization between $2 billion to $10 billion. Large-cap stocks are companies having a market capitalization greater than $10 billion;

                  (xv) REIT and other real estate securities; 5% issuer limitation (including common, preferred, debt and other securities)

      Where the Trust sells an asset and agrees to repurchase such asset in the future, the Discounted Value of such asset will constitute a Fitch Eligible Asset and the amount the Trust is required to pay upon repurchase of such asset will count as a liability for the purposes of the Preferred Shares Basic Maintenance Amount. Where the Trust purchases an asset and agrees to sell it to a third party in the future, cash receivable by the Trust thereby will constitute a Fitch Eligible Asset if the long-term debt of such other party is rated at least A - by Fitch or the equivalent by another Rating Agency and such agreement has a term of 30 days or less; otherwise the Discounted Value of such purchased asset will constitute a Fitch Eligible Asset.

      Notwithstanding the foregoing, an asset will not be considered a Fitch Eligible Asset to the extent that it has been irrevocably deposited for the payment of (i)(A) through (i)(E) under the definition of Preferred Shares Basic Maintenance Amount or to the extent it is subject to any Liens, except for (A) Liens which are being contested in good faith by appropriate proceedings and which Fitch has indicated to the Trust will not affect the status of such asset as a Fitch Eligible Asset, (B) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) Liens to secure payment for services rendered or cash advanced to the Trust by its investment manager or portfolio manager, the Trust's custodian, transfer agent or registrar or the Auction Agent and (D) Liens arising by virtue of any repurchase agreement.

      Portfolio holdings as described above must be within the following diversification and issue size requirements in order to be included in Fitch's Eligible Assets:

                                                              MINIMUM
SECURITY              MAXIMUM             MAXIMUM            ISSUE SIZE
  RATED                SINGLE              SINGLE              ($ IN
AT LEAST             ISSUER(1)         INDUSTRY(1)(2)       MILLION)(3)
AAA                     100%                100%               $ 100
AA -                     20                  75                  100
A -                      10                  50                  100
BBB -                     6                  25                  100
BB -                      4                  16                   50
B -                       3                  12                   50
CCC                       2                   8                   50

----------
(1) Percentages represent a portion of the aggregate market value of corporate debt securities.

(2) Industries are determined according to Fitch's Industry Classifications, as defined herein.

(3)   Preferred stock has a minimum issue size of $50 million.

      "Fitch Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 49 days thereafter.

      "Fitch Hedging Transactions" means purchases or sales of exchange-traded financial futures contracts based on any index approved by Fitch or Treasury Bonds, and purchases, writings or sales of exchange-traded put options on such futures contracts, any index approved by Fitch or Treasury Bonds and purchases, writings or sales of exchange-traded call options on such financial futures contracts, any index approved by Fitch or Treasury bonds ("Fitch Hedging Transactions"), subject to the following limitations:

                  (i) The Trust may not engage in any Fitch Hedging Transaction based on any index approved by Fitch (other than transactions that terminate a futures contract or option held by the Trust by the Trust's taking the opposite position thereto ("closing transactions")) that would cause the Trust at the time of such transaction to own or have sold outstanding financial futures contracts based on such index exceeding in number 10% of the average number of daily traded financial futures contracts based on such index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal.

                  (ii) The Trust will not engage in any Fitch Hedging Transaction based on Treasury Bonds (other than closing transactions) that would cause the Trust at the time of such transaction to own or have sold:

                        (A) Outstanding financial futures contracts based on
            Treasury Bonds with such contracts having an aggregate market value exceeding 20% of the aggregate market value of Fitch Eligible Assets owned by the Trust and rated AA by Fitch (or, if not rated by Fitch Ratings, rated Aa by Moody's; or, if not rated by Moody's, rated AAA by S&P); or

                        (B) Outstanding financial futures contracts based on
            Treasury Bonds with such contracts having an aggregate market value exceeding 40% of the aggregate market value of all Fitch Eligible Assets owned by the Trust (other than Fitch Eligible Assets already subject to a Fitch Hedging Transaction) and rated A or BBB by Fitch (or, if not rated by Fitch Ratings, rated Baa by Moody's; or, if not rated by Moody's, rated A or AA by S&P) (for purposes of the foregoing clauses (i) and (ii), the Trust shall be deemed to own futures contracts that underlie any outstanding options written by the Trust);

                  (iii) The Trust may engage in closing transactions to close out any outstanding financial futures contract based on any index approved by Fitch if the amount of open interest in such index as reported by The Wall Street Journal is less than an amount to be mutually determined by Fitch and the Trust.

                  (iv) The Trust may not enter into an option or futures transaction unless, after giving effect thereto, the Trust would continue to have Fitch Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount.

      "Fitch Industry Classifications" means, for the purposes of determining Fitch Eligible Assets, each of the following industry classifications:

FITCH INDUSTRY CLASSIFICATIONS                       SIC CODE (MAJOR GROUPS)
1.   Aerospace and Defense                           37, 45
2.   Automobiles                                     37, 55
3.   Banking, Finance and Real Estate                60, 65, 67
4.   Broadcasting and Media                          27, 48
5.   Building and Materials                          15-17, 32, 52
6.   Cable                                           48
7.   Chemicals                                       28, 30
8.   Computers and Electronics                       35, 36
9.   Consumer Products                               23, 51
10.  Energy                                          13, 29, 49
11.  Environmental Services                          87
12.  Farming and Agriculture                         1-3, 7-9
13.  Food, Beverage and Tobacco                      20, 21, 54
14.  Gaming, Lodging and Restaurants                 70, 58
15.  Health Care and Pharmaceuticals                 38, 28, 80
16.  Industrial/Manufacturing                        35
17.  Insurance                                       63, 64
18.  Leisure and Entertainment                       78, 79
19.  Metals and Mining                               10, 12, 14, 33, 34
20.  Miscellaneous                                   50, 72-76, 99
21.  Paper and Forest Products                       8, 24, 26
22.  Retail                                          53, 56, 59
23.  Sovereign                                       NA
24.  Supermarkets and Drug Stores                    54
25.  Telecommunications                              48
26.  Textiles and Furniture                          22, 25, 31, 57
27.  Transportation                                  40, 42-47
28.  Utilities                                       49
29.  Structured Finance Obligations                  NA
30.  Packaging and Containers                        26, 32, 34
31.  Business Series                                 73, 87

      The Trust shall use its discretion in determining which industry classification is applicable to a particular investment.

      "Hold Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

      "Holder" means, with respect to the Preferred Shares, the registered holder of shares of each Series as the same appears on the share ledger or share records of the Trust.

      "Investment Manager" means Calamos Advisors LLC.

      "LIBOR Rate" on any Auction Date, means (i) the rate for deposits in U.S. dollars for the designated Dividend Period, which appears on display page 3750 of Moneyline's Telerate Service ("Telerate Page 3750") (or such other page as may replace that page on that service, or such other service as may be selected by Citigroup Global Markets Inc. or its successors) as of 11:00 a.m., London time, on the day that is the London Business Day on the Auction Date or, if the Auction Date is not a London Business Day, the London Business Day proceeding the Auction Date (the "LIBOR Determination Date"), or (ii) if such rate does not appear on Telerate Page 3750 or such other page as may replace such Telerate Page 3750, (A) Citigroup Global Markets Inc. shall determine the arithmetic mean of the offered quotations of the reference banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Citigroup Global Markets Inc. by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by Citigroup Global Markets Inc. to the reference banks, (B) if at least two of the reference banks provide such quotations, LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the reference banks provide such quotations, LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by Citigroup Global Markets Inc. (after obtaining the Trust's approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Dividend Period in an amount determined by Citigroup Global Markets Inc. (after obtaining the Trust's approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if Citigroup Global Markets Inc. is not a Broker-Dealer or does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any other Broker-Dealer selected by the Trust to provide such rate or rates not being supplied by Citigroup Global Markets Inc.; provided further, that if Citigroup Global Markets Inc. and/or a substitute Broker-Dealer are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the most recently determinable LIBOR Rate. If the number of Dividend Period days shall be (i) 7 or more but fewer than 21 days, such rate shall be the seven-day LIBOR rate; (ii) more than 21 but fewer than 49 days, such rate shall be one-month LIBOR rate; (iii) 49 or more but fewer than 77 days, such rate shall be the two-month LIBOR rate; (iv) 77 or more but fewer than 112 days, such rate shall be the three-month LIBOR rate; (v) 112 or more but fewer than 140 days, such rate shall be the four-month LIBOR rate; (vi) 140 or more but fewer that 168 days, such rate shall be the five-month LIBOR rate; (vii) 168 or more but fewer 189 days, such rate shall be the six-month LIBOR rate; (viii) 189 or more but fewer than 217 days, such rate shall be the seven-month LIBOR rate; (ix) 217 or more but fewer than 252 days, such rate shall be the eight-month LIBOR rate; (x) 252 or more but fewer than 287 days, such rate shall be the nine-month LIBOR rate; (xi) 287 or more but fewer than 315 days, such rate shall be the ten-month LIBOR rate; (xii) 315 or more but fewer than 343 days, such rate shall be the eleven-month LIBOR rate; and (xiii) 343 or more days but fewer than 365 days, such rate shall be the twelve-month LIBOR rate.

      "London Business Day" means any day on which commercial banks are generally open for business in London.

      "Liquidation Preference" means $25,000 per preferred share.

      "Mandatory Redemption Date" has meaning set forth in Section 3(a)(iv) of
Part I of this Statement.

      "Mandatory Redemption Price" has the meaning set forth in Section 3(a)(iii) of Part I of this Statement.

      "Market Value" means the fair market value of an asset of the Trust as computed in accordance with the Trust's pricing procedures adopted by the Board of the Trust in connection with valuing the Trust's assets.

      "Maximum Rate" means the Applicable Percentage of the Reference Rate. The Auction Agent will round each applicable Maximum Rate to the nearest one-thousandth (0.001) of one percent per annum, with any such number ending in five ten-thousandths of one percent being rounded upwards to the nearest one-thousandth (0.001) of one percent.

      "Moody's" means Moody's Investors Service, Inc. and its successors at law.

      "1933 Act" means the Securities Act of 1933, as amended.

      "1940 Act" means the Investment Company Act of 1940, as amended.

      "1940 Act Preferred Shares Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding Preferred Shares (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares), determined on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of such determination.

      "1940 Act Preferred Shares Asset Coverage Certificate" means the certificate required to be delivered by the Trust pursuant to Section 12(e) of this Statement.

      "Notice of Redemption" means any notice with respect to the redemption of Preferred Shares pursuant to Section 3 of Part I of this Statement.

      "Order" has the meaning set forth in Section 2(a)(ii) of Part II of this Statement.

      "Other Rating Agency" means any rating agency other than S&P or Fitch then providing a rating for the Preferred Shares pursuant to the request of the Trust.

      "Other Rating Agency Eligible Assets" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of the Preferred Shares.

      "Outstanding" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication, (i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of shares required to constitute a quorum), any Preferred Shares as to which the Trust or any Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; (B) in connection with any Auction, any Preferred Shares as to which the Trust or any person known to the Auction Agent to be an Affiliate is the Existing Holder will be disregarded and not deemed Outstanding; and (C) for purposes of determining the Preferred Shares Basic Maintenance

Amount, Preferred Shares held by the Trust will be disregarded and not deemed Outstanding, but shares held by any Affiliate will be deemed Outstanding.

      "Paying Agent" means The Bank of New York unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

      "Person" or "Persons" means and includes an individual, a partnership, the Trust, a trust, a corporation, a limited liability company, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

      "Potential Beneficial Owner" or "Potential Beneficial Holder" has the meaning set forth in Section 1 of Part II of this Statement.

      "Preferred Shares" has the meaning set forth in paragraph FIRST of Part I of this Statement.

      "Preferred Shares Basic Maintenance Amount" means as of any Valuation Date as the dollar amount equal to:

                  (i) the sum of (A) the product of the number of Preferred Shares outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of preferred shares outstanding on such date multiplied by the Liquidation Preference of such shares), plus any redemption premium applicable to the Preferred Shares (or other preferred shares) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for Preferred Shares outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding preferred shares to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of Preferred Shares outstanding from such first respective Dividend Payment Date therefor through the 49th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Dividend Period commencing on such Dividend Payment Date) for a Standard Dividend Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Trust shall have delivered a notice of Special Dividend Period to the Auction Agent pursuant to Section 4(b) of Part I of the Statement with respect to shares of such series, such Maximum Rate shall be the Maximum Rate for the Special Dividend Period of shares of such series to commence on such Dividend Payment Date (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of preferred shares other than Preferred Shares, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of preferred shares other than Preferred Shares, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be in respect of those days); (D) the amount of anticipated expenses of the Trust for the 90 days subsequent to such Valuation Date;
      (E) the amount of any indebtedness or obligations of the Trust senior in right of payments to the Preferred Shares; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E)

      (including, without limitation, any payables for portfolio securities purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions); less

                  (ii) the value (i.e., the face value of cash, short-term municipal obligations and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) though
      (i)(F) became payable, otherwise the S&P Discounted Value) of any of the Trust's assets irrevocably deposited by the Trust for the payment of any of (i)(A) through (i)(F).

      "Preferred Shares Basic Maintenance Amount Test" means a test which is met if the lower of the aggregate Discounted Values of the Fitch Eligible Assets or the S&P Eligible Assets meets or exceeds the Preferred Shares Basic Maintenance Amount.

      "Preferred Shares Basic Maintenance Certificate" has the meaning set forth in Section 12(d) of Part I of this Statement.

      "Rating Agency" means Fitch and S&P, as long as such rating agency is then rating the Preferred Shares and any Other Rating Agency then rating the Preferred Shares.

      "Redemption Date" has the meaning set forth in Section 2(c)(ii) of Part II of this Statement.

      "Redemption Default" has the meaning set forth in Section 2(c)(ii) of Part I of this Statement.

      "Redemption Price" has the meaning set forth in Section 3(a)(i) of Part I of this Statement.

      "Reference Rate" means, with respect to the determination of the Default Rate, the applicable LIBOR Rate (for a Dividend Period of fewer than 365 days) or the applicable Treasury Index Rate (for a Dividend Period of 365 days or more).

      "Registrar" means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as transfer agent.

      "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or its successors at law.

      "S&P Discount Factor" means:

                                                                             DISCOUNT
                                                                            FACTOR FOR
                       TYPE OF S&P ELIGIBLE ASSET                           AAA RATING
-----------------------------------------------------------------------     ----------
Fixed rate Preferred stock.............................................      228.10%
Adjustable rate Preferred stock........................................      198.29%
Taxable Preferred stock (Non-DRD)......................................      154.66%
Convertible securities `AAA'...........................................      148.25%
Convertible securities `AA'............................................      154.97%
Convertible securities `A'.............................................      161.70%
Convertible securities `BBB'...........................................      168.42%
Convertible securities `BB'............................................      175.15%
Convertible securities `B'.............................................      181.87%
Convertible securities `CCC'...........................................      188.60%
Treasury 1-year........................................................      101.99%
Treasury 2-year........................................................      103.77%

                                                                             DISCOUNT
                                                                            FACTOR FOR
                       TYPE OF S&P ELIGIBLE ASSET                           AAA RATING
-----------------------------------------------------------------------     ----------
Treasury 5-year........................................................      109.09%
Treasury 10-year.......................................................      115.14%
Treasury 30-year.......................................................      126.33%
U.S. Agency Debt Securities............................................      120.48%
U.S. Agency Mortgage Securities 15-year................................      128.80%
U.S. Agency Mortgage Securities 30-year................................      131.20%
U.S. Agency Mortgage Securities 1/1 ARMS...............................      121.70%
U.S. Agency Mortgage Securities 3/1 ARMS...............................      122.10%
U.S. Agency Mortgage Securities 5/1 ARMS...............................      122.50%
U.S. Agency Mortgage Securities 10/1 ARMS..............................      122.70%
Corporate Bonds Rated AAA..............................................      110.01%
Corporate Bonds Rated AA...............................................      113.28%
Corporate Bonds Rated A................................................      116.85%
Corporate Bonds Rated BBB..............................................      121.82%
Corporate Bonds Rated BB...............................................      135.32%
Corporate Bonds Rated B................................................      168.76%
Corporate Bonds Rated CCC..............................................      252.03%
Corporate Bonds Rated CCC-.............................................      350.00%
Bank Loan Performing, greater than $.90................................      117.79%
Bank Loan Performing, between $.85 and $.90............................      125.47%
Bank Loan Non-performing, greater than $.85............................      154.08%
Bank Loan Non-performing, less than or equal to $.85...................      178.25%
Auto Loans (fixed or floating) WAL less than 5-years...................      130.00%
Auto Loans (fixed or floating) WAL between 5 and 10-years..............      140.00%
Credit Card Loans (fixed) WAL less than 5-years........................      130.00%
Credit Card Loans (fixed) WAL between 5 and 10-years...................      140.00%
Credit Card Loans (floating)...........................................      112.70%
REIT Common Stock......................................................      148.79%
Standard & Poor's 500 Index (including ADRs)...........................      168.46%
Master Limited Partnerships............................................      625.00%

      Notwithstanding the foregoing, the S&P Discount Factor for short-term Municipal Obligations will be 115% so long as such Municipal Obligations are rated A-1 + or SP-1 + by S&P and mature or have a demand feature exercisable within 30 days or less, or 123% so long as such Municipal Obligations are rated A-1 or SP-1 by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated equivalent to A-1+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis; provided, however, that any such non-S&P rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-l+ from S&P ; and further provided that such non-S&P rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; provided, however, that Municipal Obligations not rated by S&P but rated equivalent to BBB or lower by another nationally recognized statistical rating organization, rated BB+ or lower by S&P or non-rated (such Municipal Obligations are hereinafter referred to as "High Yield Securities") may comprise no more than 20% of the short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) the S&P Discount Factor for Receivables for Municipal Obligations Sold that are due in more than five Business Days from such Valuation Date will be the S&P Discount Factor applicable to the Municipal Obligations sold; (iii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold if such receivables are due within five Business Days of such Valuation Date; and (iv) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by a nationally recognized statistical rating organization. "Receivables for Municipal Obligations Sold," for purposes of calculating S&P Eligible Assets as of any Valuation Date, means the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date. The Trust may adopt S&P Discount Factors for Municipal Obligations other than Municipal Obligations provided that S&P advises the Trust in writing that such action will not adversely affect its then current rating on the Preferred Shares. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, equivalent to A-l+ or SP-1+ by another nationally recognized statistical rating organization, on a case by case basis, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

      The S&P Discount Factor applied to cash, cash equivalents and demand deposits in an "A-l+" rated institution will be 100%. "A-1+" rated commercial paper, with maturities no greater then 30 calendar days and held instead of cash until maturity is valued at 100%. Securities with next-day maturities invested in "A-1+" rated institutions are considered cash equivalents and are valued at 100%. Securities maturing in 181 to 360 calendar days are valued at 114.2%.

      The S&P Discount Factor for shares of unrated affiliated Money Market Funds used as "sweep" vehicles will be 110%. Money Market Funds rated "AAAm" will be discounted at the appropriate level as dictated by the exposure period. No S&P Discount Factor will be applied to Money Market Funds rated AAAm by S&P with effective next day maturities.

      Receivables due within five business days of a valuation will be treated as cash and are valued at 100%.

      Receivables that are due in more than five business days of a Valuation Date qualify as an S&P Eligible Asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

      For purposes of determining the discount factors applicable to collateral not rated by S&P, the collateral will carry an S&P rating one full rating category lower than the equivalent S&P rating.

      "S&P Eligible Asset" means:

                  (i) Deposit Securities;

                  (ii) U.S. Government Obligations and U.S. Government Agencies;

                  (iii) Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are not convertible into or exchangeable or exercisable for stock of a corporation (except to the extent of ten percent (10%) in the case of a share exchange or tender offer) ("Other Debt") and that satisfy all of the following conditions:

                        (A) no more than 10% of the Other Debt may be unrated;

                        (B) the remaining term to maturity of such Other Debt
            shall not exceed thirty (30) years;

                        (C) and such Other Debt must provide for periodic
            interest payments in cash over the life of the security;

                        (D) the issuer of such evidences of indebtedness files
            periodic financial statements with the Commission; provided, however, non-rated evidences of such indebtedness or issuers of Other Debt may not constitute more than 10% of the Trust's Other Debt;

                  (iv) Convertible Corporate Indebtedness. Evidences of indebtedness other than Deposit Securities, U.S. Government Obligations and Municipal Obligations that are convertible into or exchangeable or exercisable for stock of a corporation and that satisfy all of the following conditions:

                        (A) such evidence of indebtedness is rated at least CCC
            by S&P ; and

                        (B) if such evidence of indebtedness is rated BBB or
            lower by S&P, the market capitalization of the issuer of such evidence of indebtedness is at least $100 million;

                  (v) Agency Mortgage Collateral. Certificates guaranteed by U.S. Government Agencies (as defined below) (e.g., FNMA, GNMA and FHLMC) for timely payment of interest and full and ultimate payment of principal. Agency Mortgage Collateral also evidence undivided interests in pools of level-payment, fixed, variable, or adjustable rate, fully amortizing loans that are secured by first liens on one- to four-family residences residential properties (or in the case of Plan B FHLMC certificates, five or more units primarily designed for residential use) ("Agency Mortgage Collateral"). Agency Mortgage Collateral the following conditions apply:

                        (A) For GNMA certificates backed by pools of graduated
            payment mortgages, levels are 20 points above established levels;

                        (B) Qualifying "large pool" FNMA mortgage-backed
            securities and FHLMC participation certificates are acceptable as eligible collateral. The eligible fixed-rate programs include FNMA MegaPools, FNMA Majors, FHLMC Multilender Swaps, and FHLMC Giant certificates. Eligible adjustable rate mortgage ("ARMs") programs include nonconvertible FNMA ARM MegaPools and FHLMC weighted average coupon ARM certificates. Eligible FHLMC Giant programs exclude interest-only and principal only stripped securities;

                        (C) FNMA certificates backed by multifamily ARMs pegged
            to the 11th District Cost of Funds Index are acceptable as eligible collateral at 5 points above established levels; and

                        (D) Multiclass REMICs issued by FNMA and FHLMC are
            acceptable as eligible collateral at the collateral levels established for CMOs.

                  (vi) Mortgage Pass-Through Certificates. Publicly issued instruments maintaining at least a AA- ratings by S&P. Certificates evidence proportional, undivided interests in pools of whole residential mortgage loans. Pass-through certificates backed by pools of convertible ARMs are acceptable as eligible collateral at 5 points above the levels established for pass-through certificates backed by fixed or non-convertible ARM pools.

                  (vii) Mortgage-backed Securities.

                        (A) Mortgage Pass-through Certificates are publicly
            issued instruments rated at least `AA-' by S&P. Pass-throughs backed by pools of convertible adjustable-rate mortgages (ARMs) are discounted at an additional five percentage points above the levels established for pass-throughs backed by fixed or nonconventional ARM pools.

                        (B) Fixed-Rate and Adjustable-rate mortgage collateral
            (conventional/FHA/VA and Whole Loans) Pool must consist of at least 100 loans each secured by single-family, one-unit, detached primary residence. 25% of the total pool may have an LTV greater than 80% but less than or equal to 90%. 10% may have an original LTV of no greater than 95%. Loans with LTV greater than 80% must have a `AA' rated primary mortgage insurance. 25% may have balances between $400,000 and $600,000, provided the maximum size of any loan is appropriate with respect to the market area of the originator. 10% of the pool may represent condominiums that are four stories or less. High LTVs, high loan balance, and condominiums, in aggregate, should not exceed 35% of the pool.

                        (C) FHAA-Insured Multifamily Loans must have a minimum
            principal balance of $100,000 and have at least a one-year remaining maturity. The aggregate market value of any one loan may not exceed 5% of the aggregate market value of the portfolio. Such loans should be initially included in minimum blocks of $5 million. Project loans must have at least a 90% occupancy rate at the time the loan is pledged. After 90 days defaulted mortgage loans must be valued at zero. A loan in default should be liquidated or substituted within a 90-day period.

                        (D) Collateralized Mortgage Obligations tranches are
            publicly issued instruments rated `AAA' by S&P. No more than 25% of the total market value of collateral may be from one private sector issuer.

                  (viii) Rule 144A Securities;

                  (ix) Senior Loans, provided, however, that the initial issue amount (facility size) is at least $100 million. The minimum accepted holding size (notional amount) of any given loan not rated by S&P, Fitch or other nationally recognized rating agency is at least $1 million, provided, that participation loans are limited to not more than 10% of the aggregate value of the S&P Eligible Asset. For loans rated by S&P, Fitch or other nationally recognized rating agency, there is no minimum accepted holding size. Senior Loan Participations and non-Senior Loans will qualify as S&P Eligible Assets only up to an aggregate maximum of 15% of the Trust's total assets. These levels apply to U.S. lenders only; any international loans are excluded.

                  (x) Preferred stocks that satisfy all of the following conditions:

                        (A) The preferred stock issue has a senior rating from
            S&P, or the preferred issue must be rated. In the case of Yankee preferred stock, the issuer should have an S&P senior rating of at least `BBB-, or the preferred issue must be rated at least BBB-.

                        (B) The issuer -- or if the issuer is a special purpose
            corporation, its parent -- is listed on either the New York Stock Exchange, the American Stock

            Exchange or NASDAQ if the traded par amount is less than $1,000. If the traded par amount is $1,000 or more exchange listing is not required.

                        (C) The collateral pays cash dividends denominated in
            U.S. dollars.

                        (D) Private placements under Rule 144A with registration
            rights are eligible assets.

                        (E) The minimum market capitalization of eligible
            issuers is $100 million.

                  Restrictions for floating-rate preferred stock:

                        (F) Holdings must be limited to preferred stock with a
            dividend period of less than or equal to 49 days, except for a new issue, where the first dividend period may be up to 64 days.

                        (G) The floating-rate preferred stock may not have been
            subject to a failed auction.

                  Restrictions for adjustable -- or auction-rate preferred stock:

                        (H) The total fair market value of adjustable-rate
            preferred stock held in the portfolio may not exceed 10% of eligible assets.

                  Concentration Limits:

                        (I) Total issuer exposure in preferred stock of any one
            issuer is limited to 10% of the fair market value of eligible assets.

                        (J) Preferred stock rated below B- (including non-rated
            preferred stock) are limited to no more than 15% of the fair market value of the eligible assets.

                        (K) Add 5 points to over-collateralization level for
            issuers with a senior rating or preferred stock rating of less than BBB-.

                        (L) Add 10 point to over-collateralization level of
            issuers with no senior rating, preferred stock rating or dividend history.

                  (xi) Common Stocks. Common stocks that satisfy all of the following conditions:

                        (A) The issuer can hold no more than the average monthly
            trading volume over the past year.

                        (B) Each stock must have a minimum market capitalization
            of at least $100 million.

                        (C) Restricted stocks (144A securities) or any pink
            sheet stocks (generally, stocks that are not carried in daily over-the-counter newspaper listings) are ineligible.

                        (D) The issuer may not hold any equity unless it has
            been listed on an exchange or traded for more than one year and one quarter, or 15 months (eligible stock exchanges are the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Washington Stock Exchange, Midwest Stock Exchange, Pacific Stock Exchange, NASDAQ, and National Market Quotations).

                        (E) The collateral is owned by the Trust, or the trustee
            or collateral agent has a first perfected priority security interest in the collateral. (For S&P's perfection of Security Interest Criteria, see Legal Criteria For Structured Finance Transactions, April 2002).

Note:

      Add 20 percentage points to the overcollateralization level for common stock that do not meet the requirement of item (D) above.

      Receivables due within five business days of a Valuation Date will be treated as cash and are valued at 100%.

      Receivables that are due in more than five business days of a Valuation Date qualify as an S&P Eligible Asset at a value no greater than the settlement price discounted at the applicable credit rating and/or exposure period discount factor.

                  (xii) Municipal Obligations. A Municipal Obligation owned by the Trust that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) has an original issuance size of $10 million or greater and any securities with an issuance size of under $10 million must be rated `AA' or better by S&P; or, if not rated by S&P but rated AAA by another nationally recognized statistical rating organization, on a case by case basis; (iv) except for Inverse Floaters, is not part of a private placement of Municipal Obligations; (v) is issued by any of the 50 states of the U.S., its territories, and their subdivisions, counties, cities, towns, villages, and school districts; by agencies such as authorities and special districts created by the states; and by certain federally sponsored agencies such as local housing authorities. Payments made on these bonds are exempt from federal income taxes and are generally exempt from state and local taxes in the state of issuance; and (vi) Fifty percent of the aggregate fair market value of the pledged pool may be rated by a nationally recognized statistical rating organization other than S&P. Notwithstanding the foregoing limitations:

                        (A) Municipal Obligations (excluding Escrowed Bonds) of
            any one issuer or guarantor (excluding bond insurers) rated at least "BBB" by S&P or "A" by another NRSRO shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations (including short-term Municipal Obligations) does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that either (i) 2% is added to the S&P Discount Factor for every 1% by which the Market Value for any issuer exceeds 5%, up to a maximum of 10% or (ii) 10% is added to the S&P Discount Factor for any issuer that exceeds 5% of the aggregate S&P Eligible Assets. High Yield Securities (as defined below) of any one issuer shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 5% of the aggregate Market Value of S&P Eligible Assets;

                        (B) Municipal Obligations not rated by S&P shall be
            considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; provided, however, that High Yield Securities (as defined below) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; and

                        (C) Municipal Obligations issued by issuers in any one
            state or territory will be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; or

                  (xiii) Asset Backed Securities. Receivables-backed tranches are publicly issued with a rating of "AA" or higher by S&P, tranches are current interest-bearing, fixed- or floating-rate, and are backed by automobile loans or credit card (fixed-rate only) receivables with an original issuance size of at least $200 million. No more than 25% of the total market value of the collateral can be from one private sector issuer. With respect to floating-rate credit card receivables, not more than 25% of the collateral may be from one investment-grade private sector issuer. No more than 10% of the market value of the collateral may be from one noninvestment-grade private sector issuer.

            Escrow Bonds may comprise 100% of the Trust's S&P Eligible Assets. Bonds that are legally defeased and secured by direct U.S. government obligations are not required to meet any minimum issuance size requirement. Bonds that are economically defeased or secured by other U.S. agency paper must meet the minimum issuance size requirement for the Trust described above. Bonds initially rated or rerated as an escrow bond by another NRSRO are limited to 50% of the Trust's S&P Eligible Assets, and carry one full rating lower than the equivalent S&P rating for purposes of determining the applicable discount factors. Bonds economically defeased and either initially rated or rerated by S&P or another NRSRO are assigned that same rating level as its debt issuer, and will remain in its original industry category.

            The Trust's portfolio must consist of no less than 20 issues representing no less than 10 industries as determined by the S&P Global Industry Classification System.

      "S&P Exposure Period" means the sum of (i) that number of days from the last Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets were greater than the Preferred Shares Basic Maintenance Amount to the Valuation Date on which the Trust's Discounted Value of S&P Eligible Assets failed to exceed the Preferred Shares Basic Maintenance Amount, (ii) the maximum number of days following a Valuation Date that the Trust has under this Statement to cure any failure to maintain a Discounted Value of S&P Eligible Assets at least equal to the Preferred Shares Basic Maintenance Amount, and (iii) the maximum number of days the Trust has to effect a mandatory redemption under this Statement.

      "S&P Hedging Transactions" means the purchases or sales of futures contracts based on the Municipal Index or Treasury Bonds, the writings, purchases or sales of put and call options on such contracts, purchases of interest rate locks, interest rate caps, interest rate floors, interest rate collars, and entering into interest rate swaps. For so long as any Preferred Shares are rated by S&P, the Trust will not purchase or sell futures contracts, write, purchase or sell options on futures contracts or write put options (except covered put options) or call options (except covered call options) on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P except that the Trust may engage in S&P Hedging Transactions, subject to the following limitations.

                  (i) the Trust will not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions), which would cause the Trust at the time of such transaction to own or have sold the least of (A) more than 1,000 outstanding futures contracts based on the Municipal Index, (B) outstanding futures contracts based on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $1,000 or (C) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (ii) the Trust will not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Trust at the time of such transaction to own or have sold the lesser of (A) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 50% of the quotient of the Market Value of the Trust's total assets divided by $100,000 ($200,000 in the case of the two-year United States Treasury Note) or (B) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the 30 days preceding the time of effecting such transaction as reported by The Wall Street Journal;

                  (iii) the Trust will engage in Closing Transactions to close out any outstanding futures contract which the Trust owns or has sold or any outstanding option thereon owned by the Trust in the event (A) the Trust does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the Preferred Shares Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Trust is required to pay variation margin on the second such Valuation Date;

                  (iv) the Trust will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Trust holds the securities deliverable under such terms; and

                  (v) when the Trust writes a futures contract or option thereon, it will either (A) maintain an amount of cash, cash equivalents or high grade (rated A or better by S&P), fixed-income securities in a segregated account with the Trust's custodian, so that the amount so segregated plus the amount of initial margin and variation margin held in the account of or on behalf of the Trust's broker with respect to such futures contract or option equals the Market Value of the futures contract or option, or, (B) in the event the Trust writes a futures contract or option thereon which requires delivery of an underlying security, hold such underlying security in its portfolio.

            For purposes of determining whether the Trust has S&P Eligible Assets with a Discounted Value that equals or exceeds the Preferred Shares Basic Maintenance Amount, the Discounted Value of cash or securities held for the payment of initial margin or variation margin shall be zero and the aggregate Discounted Value of S&P Eligible Assets shall be reduced by an amount equal to (i) 30% of the aggregate settlement value, as marked-to-market, of any outstanding futures contracts based on the Municipal Index which are owned by the Trust, plus

      (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Trust.

            The Trust will only enter into interest rate swaps subject to the following conditions:

                        (A) The counterparty to the swap transaction has a
            short-term rating of "A-l," "A-" or equivalent by S&P, or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is "A+," or equivalent by S&P, or higher.

                        (B) The original aggregate notional amount of the
            interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares.

                        (C) The interest rate swap transaction will be
            marked-to-market weekly by the swap counterparty.

                        (D) If the Trust fails to maintain an aggregate
            discounted value at least equal to the Preferred Shares Basic Maintenance Amount on two consecutive valuation dates then the agreement shall terminate immediately.

                        (E) For the purpose of calculating the Preferred Shares
            Basic Maintenance Amount: (i) 90% of any positive mark-to-market valuation of the Trust's rights will be S&P Eligible Assets and 100% of any negative mark-to-market valuation of the Trust's rights will be included in the calculation of the basic maintenance amount.

                        (F) The Trust must maintain liquid assets with an
            aggregate value at least equal to the net amount of the excess, if any, of the Trust's obligations over its entitlement with respect to each swap. For caps/floors, the Trust must maintain liquid assets with an aggregate a value at least equal to the Trust's obligations with respect to such caps or floors.

      "S&P Industry Classifications" means for the purpose of determining S&P Eligible Assets, each of the following industry classifications (as defined by the S&P Global Industry Classification System):

Aerospace & Defense                           Industrial Conglomerates
Air Freight and Logistics Airlines            Insurance
Automobiles                                   Internet & Catalog Retail
Automobile Components                         Internet Software & Services
Beverages                                     IT Services
Biotechnology                                 Leisure Equipment & Products
Building Products                             Machinery
Cable                                         Marine
Capital Markets                               Media
Computers & Peripherals                       Metals & Mining
Commercial Banks                              Office Electronics
Commercial Services & Supplies                Oil & Gas
Communications Equipment                      Packaging and Containers
Construction & Engineering                    Paper & Forest Products
Consumer Finance                              Personal Products
Containing & Packaging                        Pharmaceuticals

Distributors                                  Real Estate
Diversified Financial Services                Retail
Diversified Telecommunication Services        Road & Rail
Electric Utilities                            Software
Electrical Equipment                          Specialty Retail
Electronic Equipment & Instrument             Semiconducters and Semi Conducter
Energy Equipment & Services                   Equipment
Food & Staples Retailing                      Textiles, Apparel and Luxury Goods
Food Products                                 Thrift & Mortgage Finance
Gas Utilities                                 Tobacco
Healthcare Equipment & Supplies               Trading Companies & Distributors
Healthcare Providers & Services               Transportation and Infrastructure
Hotels, Restaurants & Leisure                 Transportation Utilities
Household Durables                            Water Utilities
Household Products                            Wireless Telecommunication Services

      The Trust will use its discretion in determining which industry classification is applicable to a particular investment in consultation with its independent auditors and S&P, to the extent the Trust considers necessary.

      "S&P Loan Category" means the following four categories (and, for purposes of this categorization, the Market Value of an S&P Eligible Asset trading at par is equal to $1.00):

                  (i) "S&P Loan Category A" means Performing Senior Loans which have a Market Value greater than $0.90;

                  (ii) "S&P Loan Category B" means Performing Senior Loans which have a Market Value greater than or equal to $0.85 but equal to or less than $0.90;

                  (iii) "S&P Loan Category C" means non-Performing Senior Loans which have a Market Value greater than $0.85;

                  (iv) "S&P Loan Category D" means:

                        (A) Performing Senior Loans which have a Market Value
            less than $.85; and

                        (B) Non-Performing Senior Loans which have a Market
            Value less than or equal to $.85.

                  (v) "Performing" means that no default as to the payment of principal or interest has occurred and is continuing.

      "S&P Real Estate Industry/Property Sector Classification" means, for the purposes of determining S&P Eligible Assets, each of the following industry classifications (as defined by NAREIT):

Office                       Shopping Centers Industrial
Regional Malls
Mixed                        Free Standing
Apartments                   Home Financing
Manufactured Homes           Commercial Financing Diversified

Self Storage
Lodging/Resorts              Specialty
Health Care

      The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment, and, will consult with the independent auditor and/or S&P, as necessary.

      "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Preferred Shares.

      "Sell Order" has the meaning set forth in Section 2(b) of Part II of this Statement.

      "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

                  (i) commercial paper rated A-1 if such commercial paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                  (ii) demand or time deposits in, and banker's acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                  (iii) overnight funds; and

                  (iv) U.S. Government Securities.

      "Special Dividend Period" means a Dividend Period that is not a Standard Dividend Period.

      "Specific Redemption Provisions" means, with respect to any Special Dividend Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Trust, and (ii) a period (a "Premium Call Period"), consisting of a number of whole years, as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period will be redeemable at the Trust's option at a price per share equal to the Liquidation Preference plus accumulated but unpaid dividends (whether or not earned or declared) plus a premium expressed as a percentage or percentages of the Liquidation Preference or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

      "Standard Dividend Period" means a Dividend Period of seven days in the case of Series __ Preferred Shares unless such seventh day is not a Business Day, then the number of days ending on the next Business Day following such seventh day.

      "Submission Deadline" means 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

      "Transfer Agent" means The Bank of New York, unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as Transfer Agent.

      "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15 (519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government Securities selected by the Trust.

      "U.S. Government Securities" means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, other than United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.

      "Valuation Date" means the last Business Day of each week, or such other date as to which the Trust and Rating Agencies may agree for purposes of determining the Preferred Shares Basic Maintenance Amount.

      "Voting Period" has the meaning set forth in Section 6(b) of Part I of this Statement.

      "Winning Bid Rate" has the meaning set forth in Section 4(a)(iii) of Part II of this Statement.

      18. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in this Part I or
Part II hereof, as the case may be, unless specifically identified otherwise.

                           PART II: AUCTION PROCEDURES

      1. Certain Definitions. As used in Part II of this Statement, the following terms shall have the following meanings, unless the context otherwise requires and all section references below are to Part II of this Statement except as otherwise indicated. Capitalized terms not defined in Section 1 of
Part II of this Statement shall have the respective meanings specified in Part I of this Statement.

      "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of existing or potential holders of Preferred Shares.

      "Available Preferred Shares" has the meaning set forth in Section 4(a)(i) of Part II of this Statement.

      "Existing Holder" with respect to shares of a series of Preferred Shares means a Broker-Dealer (or any such other Person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such series.

      "Hold Order" has the meaning set forth in Section 2(a) of Part II of this Statement.

      "Order" has the meaning set forth in Section 2(a) of Part II of this Statement.

      "Potential Beneficial Holder" or "Potential Beneficial Owner" means (a) any Existing Holder who may be interested in acquiring additional Preferred Shares, or (b) any other person who may be interested in acquiring Preferred Shares or whose shares will be listed under such person's Broker-Dealer's name on the records of the Auction Agent.

      "Sell Order" has the meaning set forth in Section 2(a) of Part II of this Statement.

      "Submitted Bid Order" has the meaning set forth in Section 4(a) of Part II of this Statement.

      "Submitted Hold Order" has the meaning set forth in Section 4(a) of Part II of this Statement.

      "Submitted Order" has the meaning set forth in Section 4(a) of Part II of this Statement.

      "Submitted Sell Order" has the meaning set forth in Section 4(a) of Part II of this Statement.

      "Sufficient Clearing Orders" means that all Preferred Shares are the subject of Submitted Hold Orders or that the number of Preferred Shares that are the subject of Submitted Buy Orders by Potential Holders specifying one or more rates equal to or less than the Maximum Rate exceeds or equals the sum of (A) the number of Preferred Shares that are subject of Submitted Hold/Sell Orders by Existing Holders specifying one or more rates higher than the Maximum Rate and
(B) the number of Preferred Shares that are subject to Submitted Sell Orders.

      "Winning Bid Rate" means the lowest rate specified in the Submitted Orders which, if (A) each Submitted Hold/Sell Order from Existing Holders specifying such lowest rate and all other Submitted Hold/Sell Orders from Existing Holders specifying lower rates were accepted and (B) each Submitted Buy Order from Potential Holders specifying such lowest rate and all other Submitted Buy Orders from Potential Holders specifying lower rates were accepted, would result in the Existing Holders described in clause (A) above continuing to hold an aggregate number of Preferred Shares which, when added to the number of Preferred Shares to be purchased by the Potential Holders described in clause (B) above and the number of Preferred Shares subject to Submitted Hold Orders, would be equal to the number of Preferred Shares.

      2. Orders.

            (a) On or prior to the Submission Deadline on each Auction Date for shares of a Series of Preferred Shares:

                  (i) each Beneficial Owner of shares of such Series may submit to its Broker-Dealer by telephone or otherwise information as to:

                        (A) the number of Outstanding shares, if any, of such
            Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of such shares;

                        (B) the number of Outstanding shares, if any, of such
            Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                        (C) the number of Outstanding shares, if any, of such
            Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such series; and

                  (ii) each Broker-Dealer, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such Series for the next succeeding Dividend Period of shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

            (b) (i) A Bid by a Beneficial Owner or an Existing Holder of shares of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such Series
            specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be less than the rate specified therein;

                        (B) such number or a lesser number of Outstanding shares
            of such Series to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

                        (C) the number of Outstanding shares of such Series
            specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such Series to be determined as set forth in clause (iii) of paragraph (b) of Section 5 of this
            Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such Series and Sufficient Clearing Bids for shares of such Series do not exist.

                  (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                        (A) the number of Outstanding shares of such Series
            specified in such Sell Order; or

                        (B) such number or a lesser number of Outstanding shares
            of such series as set forth in clause (iii) of paragraph (b) of
            Section 5 of this Part II if Sufficient Clearing Bids for shares of such Series do not exist;

      provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a Series of Preferred Shares shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 3 of this Part II if
      (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of
      Section 6 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

                  (iii) A Bid by a Potential Holder of shares of a Series of Preferred Shares subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                        (A) the number of Outstanding shares of such Series
            specified in such Bid if the Applicable Rate for shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or (B) such number or a lesser number of Outstanding shares of such Series as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

            (c) No Order for any number of Preferred Shares other than whole shares shall be valid.

      3. Submission of Orders by Broker-Dealers to Auction Agent.

            (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Preferred Shares of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                  (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Trust);

                  (ii) the aggregate number of shares of such Series that are the subject of such Order;

                  (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                        (A) the number of shares, if any, of such Series subject
            to any Hold Order of such Existing Holder;

                        (B) the number of shares, if any, of such Series subject
            to any Bid of such Existing Holder and the rate specified in such Bid; and

                        (C) the number of shares, if any, of such Series subject
            to any Sell Order of such Existing Holder; and

                        (D) to the extent such Bidder is a Potential Holder of
            shares of such series, the rate and number of shares of such Series specified in such Potential Holder's Bid.

            (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

            (c) If an Order or Orders covering all of the Outstanding Preferred Shares of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Dividend Period consisting of more than 91 Dividend Period days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

            (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding Preferred Shares of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                  (i) all Hold Orders for shares of such Series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such Series held by such Existing Holder, and if the number of shares of such Series subject to such Hold Orders exceeds the number of Outstanding shares of such Series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such Series held by such Existing Holder;

                  (ii) (A) any Bid for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                        (B) subject to subclause (A), if more than one Bid of an
            Existing Holder for shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such Series equal to such excess;

                        (C) subject to subclauses (A) and (B), if more than one
            Bid of an Existing Holder for shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                        (D) in any such event, the number, if any, of such
            Outstanding shares of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                  (iii) all Sell Orders for shares of such Series shall be considered valid up to and including the excess of the number of Outstanding shares of such Series held by such Existing Holder over the sum of shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

            (e) If more than one Bid for one or more shares of a Series of Preferred Shares is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

            (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

      4. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate.

            (a) Not earlier than the Submission Deadline on each Auction Date for shares of a Series of Preferred Shares, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                  (i) the excess of the number of Outstanding shares of such Series over the number of Outstanding shares of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Preferred Shares" of such series);

                  (ii) from the Submitted Orders for shares of such Series whether:

                        (A) the number of Outstanding shares of such Series
            subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate (for all Dividend Periods) for shares of such series;

      exceeds or is equal to the sum of

                        (B) the number of Outstanding shares of such Series
            subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate (for all Dividend Periods) for shares of such Series; and

                        (C) the number of Outstanding shares of such Series
            subject to Submitted Sell Orders

      (in the event such excess or such equality exists (other than because the number of shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                  (iii) if Sufficient Clearing Bids for shares of such Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                        (A) (I) each such Submitted Bid of Existing Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such Series that are subject to such Submitted Bids; and

                        (B) (I) each such Submitted Bid of Potential Holders
            specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

      would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such Series which, when added to the number of Outstanding shares of such Series to be purchased by such Potential Holders described in subclause
      (B) above, would equal not less than the Available Preferred Shares of such series.

            (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Trust of the Maximum Rate for shares of the Series of Preferred Shares for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such Series for the next succeeding Dividend Period thereof as follows:

                  (i) if Sufficient Clearing Bids for shares of such Series exist, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Winning Bid Rate for shares of such Series so determined;

                  (ii) if Sufficient Clearing Bids for shares of such Series do not exist (other than because all of the Outstanding shares of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be equal to the Maximum Rate for shares of such series; or

                  (iii) if all of the Outstanding shares of such Series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such Series for the next succeeding Dividend Period thereof shall be the All Hold Rate.

      5. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation. Existing Holders shall continue to hold the Preferred Shares that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

            (a) If Sufficient Clearing Bids for shares of a Series of Preferred Shares have been made, all Submitted Sell Orders with respect to shares of such Series shall be accepted and, subject to the provisions of paragraphs (d) and
(e) of this Section 5, Submitted Bids with respect to shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such Series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such Series shall be accepted, thus requiring each such Existing Holder to sell the Preferred Shares subject to such Submitted Bids;

                  (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bids;

                  (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such Series shall be accepted;

                  (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold the Preferred Shares subject to such Submitted Bid, unless the number of Outstanding Preferred Shares subject to all such Submitted Bids shall be greater than the number of Preferred Shares ("remaining shares") in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold Preferred Shares subject to such Submitted Bid, but only in an amount equal to the Preferred Shares of such Series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                  (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such Series shall be accepted but only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares in the excess of the Available Preferred Shares of such Series over the number of Preferred Shares subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding Preferred Shares subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding Preferred Shares subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

            (b) If Sufficient Clearing Bids for shares of a Series of Preferred Shares have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 5, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such Series shall be rejected:

                  (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold the Preferred Shares subject to such Submitted Bids;

                  (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such Series shall be accepted; and

                  (iii) each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such Series and the Submitted Sell Orders for shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such Series obtained by multiplying the number of shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such Series subject to all such Submitted Bids and Submitted Sell Orders.

            (c) If all of the Outstanding shares of a Series of Preferred Shares are subject to Submitted Hold Orders, all Submitted Bids for shares of such Series shall be rejected.

            (d) If, as a result of the procedures described in clause (iv) or
(v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of Preferred Shares of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of a Series of Preferred Shares.

            (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5 any Potential Holder would be entitled or required to purchase less than a whole share of a Series of Preferred Shares on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate Preferred Shares of such Series for purchase among Potential Holders so that only whole Preferred Shares of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing Preferred Shares of such Series on such Auction Date.

            (f) Based on the results of each Auction for shares of a Series of Preferred Shares, the Auction Agent shall determine the aggregate number of shares of such Series to be purchased and the aggregate number of shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, Preferred Shares of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a Series of Preferred Shares with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of Preferred Shares that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

            (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Preferred Shares of any Series or to pay for Preferred Shares of any Series sold or purchased pursuant to the Auction Procedures or otherwise.

      6. Transfer of Preferred Shares. Unless otherwise permitted by the Trust, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of Preferred Shares only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of Preferred Shares from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 6 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Trust) to whom such transfer is made shall advise the Auction Agent of such transfer.

                         [Remainder of page left blank]

      IN WITNESS WHEREOF, CALAMOS GLOBAL TOTAL RETURN FUND has caused these presents to be signed in its name and on its behalf by its Secretary and witnessed by its Assistant Secretary as of this _____ day of December, 2005.

                                            CALAMOS GLOBAL TOTAL RETURN FUND

                                            By: ________________________________
                                                Name: James S. Hamman, Jr.
                                                Title: Secretary
WITNESS:

By: _______________________________
    Name:
    Title: Assistant Secretary

                     APPENDIX B -- DESCRIPTION OF RATINGS(2)

MOODY'S PRIME RATING SYSTEM

         Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

         PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

         Leading market positions in well-established industries. High rates of return on funds employed. Conservative capitalization structure with moderate reliance on debt and ample asset protection. Broad margins in earnings coverage of fixed financial charges and high internal cash generation. Well-established access to a range of financial markets and assured sources of alternate liquidity.

         PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.

MOODY'S DEBT RATINGS

         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

------------------------------
(2)The ratings indicated herein are believed to be the most recent ratings available at the date of this prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of the fund's fiscal year-end.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds.

         They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa-rated securities appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's assigns ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below. For notes with any of the following characteristics, the rating of the individual note may differ from the indicated rating of the program:

         1) Notes containing features which link the interest or principal to the credit performance of any third party or parties.

         2)       Notes allowing for negative coupons, or negative principal.

         3) Notes containing any provision which could obligate the investor to make any additional payments.

         4)       Notes containing provisions that subordinate the claim.

         Market participants must determine whether any particular note is rated, and if so, at what rating level.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

         A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

         A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         B: A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         C: A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         D: A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

STANDARD & POOR'S LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based, in varying degrees, on the following considerations:

         - Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

         -        Nature of and provisions of the obligation;

         - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

         AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         CC: An obligation rated CC is currently highly vulnerable to nonpayment.

         C: A subordinated debt or preferred stock obligation rated C is CURRENTLY HIGHLY VULNERABLE to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

         N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

LOCAL CURRENCY AND FOREIGN CURRENCY RISKS

         Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

                           PART C -- OTHER INFORMATION

ITEM 25: FINANCIAL STATEMENTS AND EXHIBITS

         1.      Financial Statements:

         The Registrant's statement of assets and liabilities (balance sheet) dated October 31, 2005, and notes thereto, schedule of investments, statement of operations, statement of changes in net assets, financial highlights (unaudited) dated November 30, 2005, and report of independent public accountants thereon are filed herewith and appear in the statement of additional information.


         2.      Exhibits:

                 a.1.       Agreement and Declaration of Trust. (*)
                 a.2.       Certificate of Trust. (*)
                 b.         By-laws. (*)
                 c.         None.
                 d.         Form of Share Certificate. (***)
                 e.         Terms and Conditions of the Dividend Reinvestment
                            Plan. (**)
                 f.         None.
                 g. Investment Management Agreement with Calamos Advisors LLC. (**)
                 h.1.       Form of Underwriting Agreement. (***)
                 h.2.       Form of Standard Dealer Agreement. (***)
                 i.         None.
                 j.1.       Form of Custody Agreement. (**)
                 j.2.       Form of Foreign Custody Manager Agreement. (**)
                 k.1        Form of Stock Transfer Agency Agreement. (**)
                 k.2        Form of Master Services Agreement. (**)
                 k.3        Financial Accounting Services Agreement. (**)
                 k.4        Form of Auction Agency Agreement. (***)
                 k.5        Form of Broker-Dealer Agreement. (***)
                 k.6        Form of DTC Representations Letter. (***)
                 l.1.       Opinion of Vedder, Price, Kaufman & Kammholz. (***)
                 l.2.       Opinion of Morris, Nichols, Arsht & Tunnell. (***)
                 m.         None.
                 n. Consent of Independent Registered Public Accounting Firm. (****)
                 o.         Not applicable.
                 p.         Subscription Agreement. (**)
                 q.         None.
                 r.1.       Code of Ethics. (**)
                 s.1.       Powers of Attorney (****)
                 s.2. Certified Resolutions of Board of Trustees Relating to Powers of Attorney (****)




------------------
(*) Incorporated by reference to Registrant's initial Registration Statement on Form N-2 (1933 Act File No. 333-114111) as filed with the Commission via EDGAR on March 31, 2004.

(**) Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2 (1933 Act File No. 333-114111), as filed with the Commission via EDGAR on October 24, 2005.

(***) Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (1933 Act File
        No. 333-129102), as filed with the Commission via EDGAR on December 22, 2005.

(****)  Filed herewith.

ITEM 26: MARKETING ARRANGEMENTS

         Reference is made to the underwriting agreement for the Registrant's preferred shares filed herewith.

ITEM 27: OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

         Registration fees..................................   $    6,826
         Printing (other than certificates).................       50,000
         Accounting fees and expenses.......................       29,500
         Legal fees and expenses............................      150,000
         Rating Agency fees.................................       80,000
         Miscellaneous......................................            0
                                                               ----------
         Total..............................................   $  316,326
                                                               ==========

------------------
* To be completed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

         As of October 1, 2005, the number or record holders of each class of securities of the Registrant was

               TITLE OF CLASS                   NUMBER OF RECORD HOLDERS
               --------------                   ------------------------
   Common Shares (no par value)..........                  --

ITEM 30. INDEMNIFICATION

         The Registrant's Agreement and Declaration of Trust (the "Declaration"), dated March 12, 2004, provides that every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (including any individual who serves at its request as director, officer, partner, employee, Trustee, agent or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Registrant or the appropriate series of the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; provided that no indemnification shall be provided to a Covered Person (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith and in a manner the person reasonably believed to be or not opposed to the best interest of the Registrant; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Registrant nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) or
(D) by a vote of a majority of the Outstanding Shares entitled to vote (excluding any Outstanding Shares owned of record or beneficially by such individual).

         The Declaration also provides that if any shareholder or former shareholder of any series of the Registrant shall be held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or for some other reason, the shareholder or former shareholder (or his heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable series of the Registrant to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of its affected series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be available to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         The information in the Statement of Additional Information under the caption "Management--Trustees and Officers" is incorporated by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

         All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant's investment manager, Calamos Advisors, LLC, 2020 Calamos Court, Naperville, Illinois 60563, at the offices of the custodian, 100 Church Street, New York, New York 10286 or at the offices of the transfer agent, 111 8th Avenue, New York, New York 10011-5201.

ITEM 33. MANAGEMENT SERVICES

         Not applicable.

ITEM 34. UNDERTAKINGS

         1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

         2. Not applicable.

         3. Not applicable.

         4. Not applicable.

         5. (a) For the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of a Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            (b) For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

         6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request the Registrant's statement of additional information.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Naperville and State of Illinois, on the 3rd day of January, 2006.
                                      CALAMOS GLOBAL TOTAL RETURN FUND


                                      By: /s/ John P. Calamos
                                          --------------------------------------
                                          John P. Calamos, Trustee and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date(s) indicated.



/s/ John P. Calamos                 Trustee and President (Principal Executive      January 3, 2006
----------------------------------  Officer)
John P. Calamos

/s/ Patrick Dudasik                 Vice President (Principal Financial and         January 3, 2006
----------------------------------  Accounting Officer)
Patrick Dudasik

Nick P. Calamos*                    Trustee                                         By: /s/ James S. Hamman, Jr.
                                                                                        ------------------------
Joe E. Hanauer*                     Trustee                                             James S. Hamman, Jr.
                                                                                        Attorney-In-Fact
John E. Neal*                       Trustee                                             January 3, 2006

Weston W. Marsh*                    Trustee

William Rybak*                      Trustee




* Original powers of attorney authorizing James S. Hamman, Jr. and John P. Calamos to execute this Registration Statement, and Amendments thereto, for each of the trustees on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

                                 EXHIBIT INDEX

          EXHIBIT                  DOCUMENT



            n.                   Consent of Independent Registered Public
                                 Accounting Firm.
            s.1                  Powers of Attorney.
            s.2 Certified Resolutions of Board of Trustees Relating to Powers of Attorney.